                                                                     EXHIBIT 4.1

________________________________________________________________________________



                    NATIONS MORTGAGE SECURITIES CORPORATION

                                   (Seller)


                                      and


                       NATIONSBANC MORTGAGE CORPORATION

                                  (Servicer)


                                      and


                     _____________________________________

                                   (Trustee)



                        POOLING AND SERVICING AGREEMENT

                       Dated as of _____________, 199__

                             $_______________________

                      Mortgage Pass-Through Certificates
                                Series 199__-__


________________________________________________________________________________

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
                                   ARTICLE I

                                  DEFINITIONS

Section 1.01.  Definitions................................................   I-1
         Accepted Servicing Practices.....................................   I-1
         Accretion Termination Date.......................................   I-1
         Adjusted Pool Amount.............................................   I-1
         Adjusted Pool Amount (PO Portion)................................   I-1
         Adjusted Principal Balance.......................................   I-2
         Adjustment Amount................................................   I-2
         Aggregate Class A Distribution Amount............................   I-2
         Aggregate Class A Interest Accrual Amount........................   I-2
         Aggregate Class A Principal Balance..............................   I-2
         Aggregate Class A Unpaid Interest Shortfall......................   I-2
         Aggregate Class B Interest Accrual Amount........................   I-2
         Aggregate Class B Principal Balance..............................   I-2
         Aggregate Current Bankruptcy Losses..............................   I-3
         Aggregate Current Fraud Losses...................................   I-3
         Aggregate Current Special Hazard Losses..........................   I-3
         Aggregate Foreclosure Profits....................................   I-3
         Agreement........................................................   I-3
         Amount Held for Future Distribution..............................   I-3
         Authenticating Agent.............................................   I-3
         Bankruptcy Code..................................................   I-3
         Bankruptcy Loss..................................................   I-3
         Bankruptcy Loss Amount...........................................   I-3
         Beneficial Owner.................................................   I-4
         Book-Entry Certificate...........................................   I-4
         Business Day.....................................................   I-4
         Certificate......................................................   I-4
         Certificate Account..............................................   I-4
         Certificate Account..............................................   I-4
         Certificate Register and Certificate Registrar...................   I-4
         Certificateholder or Holder......................................   I-4
         Class............................................................   I-4
         Class A Certificate..............................................   I-5
         Class A Certificateholder........................................   I-5
         Class A Distribution Amount......................................   I-5
         Class A Fixed Pass-Through Rate..................................   I-5

         Class A Interest Accrual Amount..................................   I-5
         Class A Interest Percentage......................................   I-5
         Class A Interest Shortfall Amount................................   I-5
         Class A Loss Denominator.........................................   I-5
         Class A Loss Percentage..........................................   I-6
         Class A Non-PO Optimal Amount....................................   I-6
         Class A Non-PO Optimal Principal Amount..........................   I-6
         Class A Non-PO Principal Amount..................................   I-6
         Class A Non-PO Principal Balance.................................   I-6
         Class A Non-PO Principal Distribution Amount.....................   I-7
         Class A Pass-Through Rate........................................   I-7
         Class A Percentage...............................................   I-7
         Class A Prepayment Percentage....................................   I-7
         Class A Principal Balance........................................   I-8
         Class A Shortfall Percentage.....................................   I-9
         Class A Unpaid Interest Shortfall................................   I-9
         Class A-1 Certificate............................................   I-9
         Class A-1 Certificateholder......................................   I-9
         Class A-2 Accrual Distribution Amount............................   I-9
         Class A-2 Certificate............................................   I-9
         Class A-2 Certificateholder......................................   I-9
         Class A-2 Principal Accretion Amount.............................   I-9
         Class A-3 Certificate............................................   I-9
         Class A-3 Certificateholder......................................   I-9
         Class A-PO Certificate...........................................  I-10
         Class A-PO Certificateholder.....................................  I-10
         Class A-PO Deferred Amount.......................................  I-10
         Class A-PO Optimal Principal Amount..............................  I-10
         Class A-R Certificate............................................  I-11
         Class A-R Certificateholder......................................  I-11
         Class B Certificate..............................................  I-11
         Class B Certificateholder........................................  I-11
         Class B Distribution Amount......................................  I-11
         Class B Interest Accrual Amount..................................  I-11
         Class B Interest Percentage......................................  I-11
         Class B Interest Shortfall Amount................................  I-11
         Class B Loss Percentage..........................................  I-11
         Class B Pass-Through Rate........................................  I-11
         Class B Percentage...............................................  I-12
         Class B Prepayment Percentage....................................  I-12
         Class B Principal Balance........................................  I-12
         Class B Unpaid Interest Shortfall................................  I-12
         Class B-1 Certificate............................................  I-12
         Class B-1 Certificateholder......................................  I-12
         Class B-1 Distribution Amount....................................  I-12

         Class B-1 Interest Shortfall Amount..............................  I-12
         Class B-1 Optimal Principal Amount...............................  I-12
         Class B-1 Percentage.............................................  I-13
         Class B-1 Prepayment Percentage..................................  I-13
         Class B-1 Principal Balance......................................  I-13
         Class B-1 Unpaid Interest Shortfall..............................  I-13
         Class B-2 Certificate............................................  I-14
         Class B-2 Certificateholder......................................  I-14
         Class B-2 Distribution Amount....................................  I-14
         Class B-2 Interest Shortfall Amount..............................  I-14
         Class B-2 Optimal Principal Amount...............................  I-14
         Class B-2 Percentage.............................................  I-15
         Class B-2 Prepayment Percentage..................................  I-15
         Class B-2 Principal Balance......................................  I-15
         Class B-2 Unpaid Interest Shortfall..............................  I-15
         Class B-3 Certificate............................................  I-15
         Class B-3 Certificateholder......................................  I-15
         Class B-3 Distribution Amount....................................  I-15
         Class B-3 Interest Shortfall Amount..............................  I-16
         Class B-3 Optimal Principal Amount...............................  I-16
         Class B-3 Percentage.............................................  I-16
         Class B-3 Prepayment Percentage..................................  I-17
         Class B-3 Principal Balance......................................  I-17
         Class B-3 Unpaid Interest Shortfall..............................  I-17
         Class B-4 Certificate............................................  I-17
         Class B-4 Certificateholder......................................  I-17
         Class B-4 Distribution Amount....................................  I-17
         Class B-4 Interest Shortfall Amount..............................  I-17
         Class B-4 Optimal Principal Amount...............................  I-17
         Class B-4 Percentage.............................................  I-18
         Class B-4 Prepayment Percentage..................................  I-18
         Class B-4 Principal Balance......................................  I-19
         Class B-4 Unpaid Interest Shortfall..............................  I-19
         Class B-5 Certificate............................................  I-19
         Class B-5 Certificateholder......................................  I-19
         Class B-5 Distribution Amount....................................  I-19
         Class B-5 Interest Shortfall Amount..............................  I-19
         Class B-5 Optimal Principal Amount...............................  I-19
         Class B-5 Percentage.............................................  I-20
         Class B-5 Prepayment Percentage..................................  I-20
         Class B-5 Principal Balance......................................  I-20
         Class B-5 Unpaid Interest Shortfall..............................  I-21
         Class B-6 Certificate............................................  I-21
         Class B-6 Certificateholder......................................  I-21
         Class B-6 Distribution Amount....................................  I-21

         Class B-6 Interest Shortfall Amount..............................  I-21
         Class B-6 Optimal Principal Amount...............................  I-21
         Class B-6 Percentage.............................................  I-22
         Class B-6 Prepayment Percentage..................................  I-22
         Class B-6 Principal Balance......................................  I-22
         Class B-6 Unpaid Interest Shortfall..............................  I-22
         Clearing Agency..................................................  I-23
         Clearing Agency Participant......................................  I-23
         Closing Date.....................................................  I-23
         Code.............................................................  I-23
         Co-op Shares.....................................................  I-23
         Corporate Trust Office...........................................  I-23
         Cross-Over Date..................................................  I-23
         Cross-Over Date Interest Shortfall...............................  I-23
         Current Class A Interest Distribution Amount.....................  I-23
         Current Class B Interest Distribution Amount.....................  I-23
         Current Class B-1 Fractional Interest............................  I-23
         Current Class B-2 Fractional Interest............................  I-24
         Current Class B-3 Fractional Interest............................  I-24
         Current Class B-4 Fractional Interest............................  I-24
         Current Class B-5 Fractional Interest............................  I-24
         Curtailment......................................................  I-24
         Custodial Agreement..............................................  I-24
         Custodian........................................................  I-24
         Cut-Off Date.....................................................  I-24
         Cut-Off Date Aggregate Principal Balance.........................  I-24
         Cut-Off Date Principal Balance...................................  I-24
         [DCR]............................................................  I-25
         Debt Service Reduction...........................................  I-25
         Deficient Valuation..............................................  I-25
         Definitive Certificates..........................................  I-25
         Denomination.....................................................  I-25
         Depository.......................................................  I-25
         Discount Mortgage Loan...........................................  I-25
         Distribution Date................................................  I-25
         Due Date.........................................................  I-25
         Eligible Account.................................................  I-25
         Eligible Investments.............................................  I-26
         ERISA............................................................  I-27
         ERISA Prohibited Holder..........................................  I-27
         Event of Default.................................................  I-27
         Excess Bankruptcy Loss...........................................  I-27
         Excess Fraud Loss................................................  I-28
         Excess Special Hazard Loss.......................................  I-28
         FDIC.............................................................  I-28

         FHLMC............................................................  I-28
         Final Distribution Date..........................................  I-28
         [Fitch]..........................................................  I-28
         Fixed Retained Yield.............................................  I-28
         Fixed Retained Yield Rate........................................  I-29
         FNMA.............................................................  I-29
         Foreclosure Profits..............................................  I-29
         Fraud Loss Amount................................................  I-29
         Fraud Losses.....................................................  I-29
         Full Unscheduled Principal Receipt...............................  I-29
         Holder...........................................................  I-29
         Independent......................................................  I-29
         Insurance Policy.................................................  I-30
         Insurance Proceeds...............................................  I-30
         Insured Expenses.................................................  I-30
         Liquidated Loan..................................................  I-30
         Liquidated Loan Loss.............................................  I-30
         Liquidation Expenses.............................................  I-30
         Liquidation Proceeds.............................................  I-30
         Loan-to-Value Ratio..............................................  I-30
         Lost Note Affidavit..............................................  I-31
         Monthly Payment..................................................  I-31
         [Moody's]........................................................  I-31
         Mortgage.........................................................  I-31
         Mortgage File....................................................  I-31
         Mortgage Interest Rate...........................................  I-31
         Mortgage Loan Purchase Agreement.................................  I-31
         Mortgage Loan Rider..............................................  I-31
         Mortgage Loan Schedule...........................................  I-31
         Mortgage Loans...................................................  I-32
         Mortgage Note....................................................  I-32
         Mortgaged Property...............................................  I-32
         Mortgagor........................................................  I-32
         Net Foreclosure Profits..........................................  I-32
         Net Liquidation Proceeds.........................................  I-32
         Net Mortgage Interest Rate.......................................  I-33
         Net REO Proceeds.................................................  I-33
         Non-permitted Foreign Holder.....................................  I-33
         Non-PO Fraction..................................................  I-33
         Nonrecoverable Advance...........................................  I-33
         Non-Supported Interest Shortfall.................................  I-33
         Non-U.S. Person..................................................  I-33
         Officers' Certificate............................................  I-33
         Opinion of Counsel...............................................  I-34
         Optimal Adjustment Event.........................................  I-34

         Original Aggregate Class B Principal Balance.....................  I-34
         Original Class A Percentage......................................  I-34
         Original Class A Non-PO Principal Balance........................  I-34
         Original Class A Principal Balance...............................  I-34
         Original Class B-1 Fractional Interest...........................  I-34
         Original Class B-2 Fractional Interest...........................  I-34
         Original Class B-3 Fractional Interest...........................  1-35
         Original Class B-4 Fractional Interest...........................  I-35
         Original Class B-5 Fractional Interest...........................  I-35
         Original Class B-1 Percentage....................................  I-35
         Original Class B-2 Percentage....................................  I-35
         Original Class B-3 Percentage....................................  I-35
         Original Class B-4 Percentage....................................  I-35
         Original Class B-5 Percentage....................................  I-35
         Original Class B-6 Percentage....................................  I-35
         Original Class B-1 Principal Balance.............................  I-35
         Original Class B-2 Principal Balance.............................  I-35
         Original Class B-3 Principal Balance.............................  I-35
         Original Class B-4 Principal Balance.............................  I-35
         Original Class B-5 Principal Balance.............................  I-36
         Original Class B-6 Principal Balance.............................  I-36
         Original Subordinated Percentage.................................  I-36
         Outstanding Mortgage Loan........................................  I-36
         Partial Liquidation Proceeds.....................................  I-36
         Partial Unscheduled Principal Receipt............................  I-36
         Paying Agent.....................................................  I-36
         Payment Account..................................................  I-36
         Percentage Interest..............................................  I-36
         Periodic Advance.................................................  I-36
         Person...........................................................  I-36
         Plan.............................................................  I-37
         PO Fraction......................................................  I-37
         Pool Balance (Non-PO Portion)....................................  I-37
         Pool Balance (PO Portion)........................................  I-37
         Pool Distribution Amount.........................................  I-37
         Pool Scheduled Principal Balance.................................  I-38
         Premium Mortgage Loan............................................  I-38
         Prepayment In Full...............................................  I-38
         Prepayment Interest Shortfall....................................  I-38
         Principal Adjustment.............................................  I-38
         Principal Balance................................................  I-39
         Principal Prepayment.............................................  I-39
         Prohibited Transaction Tax.......................................  I-39
         Qualified Mortgage Insurer.......................................  I-39
         Rating Agency....................................................  I-39

         Realized Losses..................................................  I-39
         Record Date......................................................  I-39
         Relevant Anniversary.............................................  I-39
         REMIC............................................................  I-39
         REMIC Provisions.................................................  I-40
         Remittance Date..................................................  I-40
         REO Mortgage Loan................................................  I-40
         REO Proceeds.....................................................  I-40
         Request for Release..............................................  I-40
         Responsible Officer..............................................  I-40
         Rule 144A........................................................  I-40
         Scheduled Principal Balance......................................  I-40
         Seller...........................................................  I-41
         Senior Optimal Amount............................................  I-41
         Servicer.........................................................  I-41
         Servicer Custodial Account.......................................  I-41
         Servicer Failure.................................................  I-41
         Servicing Account................................................  I-41
         Servicing Fee....................................................  I-41
         Servicing Fee Rate...............................................  I-41
         Servicing Officer................................................  I-41
         Similar Law......................................................  I-41
         Single Certificate...............................................  I-41
         Special Hazard Loss..............................................  I-41
         Special Hazard Loss Amount.......................................  I-42
         Special Hazard Percentage........................................  I-42
         Startup Day......................................................  I-42
         Subordinated Percentage..........................................  I-42
         Subordinated Prepayment Percentage...............................  I-42
         Subsidy Account..................................................  I-42
         Subsidy Funds....................................................  I-43
         Subsidy Loan.....................................................  I-43
         Substitute Mortgage Loan.........................................  I-43
         Substitution Principal Amount....................................  I-43
         [S&P]............................................................  I-43
         Trust Estate.....................................................  I-43
         Trustee..........................................................  I-43
         Unpaid Interest Shortfall........................................  I-43
         Unpaid REO Amortization..........................................  I-43
         Unscheduled Principal Receipt....................................  I-43
         Unscheduled Principal Receipt Period.............................  I-44
         U.S. Person......................................................  I-44
         Voting Interest..................................................  I-44
         Weighted Average Net Mortgage Interest Rate......................  I-44
Section 1.02.  Acts of Holders............................................  I-44

Section 1.03.  Effect of Headings and Table of Contents...................................................     I-45
Section 1.04.  Benefits of Agreement......................................................................     I-45

                                      CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF THE
                                                           CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans; Reservation of Any Fixed Retained Yield.......................    II-1
Section 2.02.  Acceptance by Trustee.......................................................................    II-3
Section 2.03.  Representations and Warranties of the Servicer and the Seller...............................    II-5
Section 2.04.  Execution and Delivery of Certificates......................................................   II-12
Section 2.05.  Designation of Certificates; Designation of Startup Day and Latest
                     Possible Maturity Date................................................................   II-12


                                                      ARTICLE III

                                  SERVICING OF MORTGAGE LOANS AND TRUST ADMINISTRATION

Section 3.01.  The Servicer................................................................................   III-1
Section 3.02.  Collection of Certain Mortgage Loan Payments; Servicer Custodial Account....................   III-1
Section 3.03.  Permitted Withdrawals from the Servicer Custodial Account...................................   III-4
Section 3.04.  Certificate Account.........................................................................   III-5
Section 3.05.  Permitted Withdrawals from the Certificate Account..........................................   III-6
Section 3.06.  Application of Net Liquidation Proceeds.....................................................   III-8
Section 3.07.  Subsidy Account; Application of Subsidy Funds...............................................   III-8
Section 3.08.  Maintenance of Hazard Insurance.............................................................   III-9
Section 3.09.  Collection of Taxes, Assessments and Other Items; Servicing Account.........................  III-10
Section 3.10.  Maintenance of the Primary Mortgage Insurance Policies; Collections Thereunder..............  III-10
Section 3.11.  Enforcement of Due-on-Sale Clauses; Assumption Agreements...................................  III-11
Section 3.12.  Realization upon Defaulted Mortgage Loans...................................................  III-12
Section 3.13.  Trustee to Cooperate; Release of Mortgage Files.............................................  III-15
Section 3.14.  Servicing Fee; Servicing Compensation.......................................................  III-15
Section 3.15.  Reports to the Trustee; Servicer Custodial Account Statements...............................  III-16
Section 3.16.  Annual Statement as to Compliance...........................................................  III-16
Section 3.17.  Annual Independent Public Accountants' Servicing Report.....................................  III-16
Section 3.18.  Rights of the Seller in Respect of the Servicer and of the Servicer in Respect of the
                           Seller..........................................................................  III-17
Section 3.19.  Adjustment of Servicing Compensation in Respect of Prepaid Mortgage Loans...................  III-17
Section 3.20.  Access to Certain Documentation and Information Regarding the Mortgage Loans................  III-18
Section 3.21.  Maintenance of Certain Servicing Policies...................................................  III-18
Section 3.22.  Right to Refinance Mortgage Loans...........................................................  III-18
Section 3.23.  Determination of Special Hazard Adjustment Amount...........................................  III-18

Section 3.24.  REMIC Administration........................................................................  III-18
Section 3.25.  Advances by Trustee.........................................................................  III-20
Section 3.26.  1934 Act Reports............................................................................  III-20

                                                            ARTICLE IV

                                      DISTRIBUTIONS IN RESPECT OF CERTIFICATES; PAYMENTS TO
                                   CERTIFICATEHOLDERS; PERIODIC ADVANCES; STATEMENTS AND REPORTS

Section 4.01.  Distributions...............................................................................    IV-1
Section 4.02.  Allocation of Realized Losses...............................................................    IV-6
Section 4.03.  Payment Account.............................................................................    IV-8
Section 4.04.  Statements to Certificateholders; Report to the Seller......................................    IV-9
Section 4.05.  Periodic Advances...........................................................................   IV-12
Section 4.06.  Reports to Mortgagors and the Internal Revenue Service......................................   IV-12

                                                             ARTICLE V

                                                         THE CERTIFICATES

Section 5.01.  The Certificates............................................................................     V-1
Section 5.02.  Registration of Transfer and Exchange of Certificates.......................................     V-2
Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates...........................................     V-6
Section 5.04.  Persons Deemed Owners.......................................................................     V-6
Section 5.05.  Access to List of Certificateholders' Names and Addresses...................................     V-6
Section 5.06.  Maintenance of Office or Agency.............................................................     V-7
Section 5.07.  Definitive Certificates.....................................................................     V-7
Section 5.08.  Notices to Clearing Agency..................................................................     V-8

                                                            ARTICLE VI

                                                           THE SERVICER

Section 6.01.  Liability of the Servicer...................................................................    VI-1
Section 6.02.  Merger or Consolidation of the Servicer; Transfer of Servicing..............................    VI-1
Section 6.03.  Limitation on Liability of the Servicer and Others..........................................    VI-1
Section 6.04.  The Servicer Not to Resign..................................................................    VI-2

                                                            ARTICLE VII

                                                              DEFAULT

Section 7.01.  Events of Default...........................................................................  .VII-1
Section 7.02.  Other Remedies of Trustee...................................................................  .VII-2
Section 7.03.  Directions by Certificateholders and Duties of Trustee During Event of Default..............  .VII-2

Section 7.04.  Action upon Certain Failures of the Servicer and upon Event of Default......................   VII-3
Section 7.05.  Trustee to Act; Appointment of Successor....................................................   VII-3
Section 7.06.  Notification to Certificateholders..........................................................   VII-4

                                                           ARTICLE VIII

                                                      CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee...........................................................................  VIII-1
Section 8.02.  Certain Matters Affecting the Trustee.......................................................  VIII-2
Section 8.03.  Trustee Not Required to Make Investigation..................................................  VIII-2
Section 8.04.  Trustee Not Liable for Certificates or Mortgage Loans.......................................  VIII-3
Section 8.05.  Trustee May Own Certificates................................................................  VIII-3
Section 8.06.  The Servicer to Pay Trustee's Fees and Expenses.............................................  VIII-3
Section 8.07.  Eligibility Requirements for Trustee........................................................  VIII-3
Section 8.08.  Resignation and Removal of Trustee..........................................................  VIII-3
Section 8.09.  Successor Trustee...........................................................................  VIII-4
Section 8.10.  Merger or Consolidation of Trustee..........................................................  VIII-5
Section 8.11.  Authenticating Agent........................................................................  VIII-5
Section 8.12.  Separate Trustees and Co-Trustees...........................................................  VIII-6
Section 8.13.  Appointment of Custodians...................................................................  VIII-7
Section 8.14.  Monthly Advances............................................................................  VIII-8

                                                            ARTICLE IX

                                                            TERMINATION

Section 9.01.  Termination upon Purchase by the Servicer or Liquidation of All Mortgage Loans..............    IX-1
Section 9.02.  Additional Termination Requirements.........................................................    IX-3

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

Section 10.01.  Amendment  ..................................................................................   X-1
Section 10.02.  Recordation of Agreement.....................................................................   X-2
Section 10.03.  Limitation on Rights of Certificateholders...................................................   X-2
Section 10.04.  Governing Law; Jurisdiction..................................................................   X-3
Section 10.05.  Notices .....................................................................................   X-3
Section 10.06.  Severability of Provisions...................................................................   X-4
Section 10.07.  Special Notices to Rating Agencies...........................................................   X-4
Section 10.08.  Covenant of Seller...........................................................................   X-5

                                  ARTICLE XI

                            TERMS FOR CERTIFICATES

Section 11.01.  Class A Fixed Pass-Through Rate..............................................................  XI-1
Section 11.02.  Cut-Off Date.................................................................................  XI-1
Section 11.03.  Cut-Off Date Aggregate Principal Balance.....................................................  XI-1
Section 11.04.  Original Class A Percentage..................................................................  XI-1
Section 11.05.  Original Class A Principal Balances..........................................................  XI-1
Section 11.06.  Original Class A Non-PO Principal Balance....................................................  XI-1
Section 11.08.  Original Class B-1 Percentage................................................................  XI-1
Section 11.09.  Original Class B-2 Percentage................................................................  XI-1
Section 11.10.  Original Class B-3 Percentage................................................................  XI-1
Section 11.11.  Original Class B-4 Percentage................................................................  XI-1
Section 11.12.  Original Class B-5 Percentage................................................................  XI-2
Section 11.13.  Original Class B-6 Percentage................................................................  XI-2
Section 11.14.  Original Aggregate Class B Principal Balance.................................................  XI-2
Section 11.15.  Original Class B Principal Balances..........................................................  XI-2
Section 11.16.  Original Class B-1 Fractional Interest.......................................................  XI-2
Section 11.17.  Original Class B-2 Fractional Interest.......................................................  XI-2
Section 11.18.  Original Class B-3 Fractional Interest.......................................................  XI-2
Section 11.19.  Original Class B-4 Fractional Interest.......................................................  XI-2
Section 11.19.  Original Class B-4 Fractional Interest.......................................................  XI-2
Section 11.20.  Original Subordinated Percentage.............................................................  XI-2
Section 11.21.  Closing Date.................................................................................  XI-2
Section 11.22.  Right to Purchase............................................................................  XI-2
Section 11.23.  Wire Transfer Eligibility....................................................................  XI-3
Section 11.24.  Single Certificate...........................................................................  XI-3
Section 11.25.  Servicing Fee................................................................................  XI-3
Signatures...................................................................................................   S-1
Acknowledgements.............................................................................................   S-2

                                    EXHIBITS

EXHIBIT A-1    -     FORM OF FACE OF CLASS A-1 CERTIFICATE
EXHIBIT A-2    -     FORM OF FACE OF CLASS A-2 CERTIFICATE
EXHIBIT A-3    -     FORM OF FACE OF CLASS A-3 CERTIFICATE
EXHIBIT A-R    -     FORM OF FACE OF CLASS A-R CERTIFICATE
EXHIBIT B-1    -     FORM OF FACE OF CLASS B-1 CERTIFICATE
EXHIBIT B-2    -     FORM OF FACE OF CLASS B-2 CERTIFICATE
EXHIBIT B-3    -     FORM OF FACE OF CLASS B-3 CERTIFICATE
EXHIBIT B-4    -     FORM OF FACE OF CLASS B-4 CERTIFICATE
EXHIBIT B-5    -     FORM OF FACE OF CLASS B-5 CERTIFICATE
EXHIBIT B-6    -     FORM OF FACE OF CLASS B-6 CERTIFICATE
EXHIBIT C      -     FORM OF FACE OF CLASS A-PO CERTIFICATE
EXHIBIT D      -     FORM OF REVERSE OF SERIES 199--- CERTIFICATES
EXHIBIT E      -     CUSTODIAL AGREEMENT
EXHIBIT F      -     MORTGAGE LOAN SCHEDULE
EXHIBIT G      -     REQUEST FOR RELEASE
EXHIBIT H      -     AFFIDAVIT PURSUANT TO SECTION 860E(E)(4) OF THE
                       INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND FOR
                       NON-ERISA INVESTORS
EXHIBIT I      -     LETTER FROM TRANSFEROR OF CLASS A-R CERTIFICATE
EXHIBIT J      -     TRANSFEREE'S LETTER (CLASS [A-PO] [B-3] [B-4] [B-5]
                       CERTIFICATES
EXHIBIT K      -     TRANSFEREE'S LETTER (CLASS [B-1] [B-2] [B-3]
                     CERTIFICATES)
EXHIBIT L      -       RESERVED
EXHIBIT M      -     FORM OF SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT

          This Pooling and Servicing Agreement, effective as of ___________, 199__, executed by NATIONS MORTGAGE SECURITIES CORPORATION, as Seller, NATIONSBANC MORTGAGE CORPORATION, as Servicer, and _____________________, as Trustee.

                               WITNESSETH THAT:

          In consideration of the mutual agreements herein contained, the Seller, the Servicer and the Trustee agree as follows:


                                  ARTICLE I

                                  DEFINITIONS

          Section 1.01.  Definitions. Whenever used herein, the following words
                         -----------
and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

          Accepted Servicing Practices: The Servicer's normal servicing
          ----------------------------
practices, which in general will conform to the mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

          Accretion Termination Date: The earlier of (i) the Distribution Date
          --------------------------
following the Distribution Date on which the Class A Principal Balance of the Class A-1 Certificates has been reduced to zero or (ii) the Cross-Over Date.

          Adjusted Pool Amount: With respect to any Distribution Date, the Cut-
          --------------------
Off Date Aggregate Principal Balance of the Mortgage Loans minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the month preceding such Distribution Date.

          Adjusted Pool Amount (PO Portion): With respect to any Distribution
          ---------------------------------
Date, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans: the product of (i) the PO Fraction for each such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (y) the principal portion of any

Realized Loss (other than a Debt Service Reduction) incurred on such Mortgage Loan from the Cut-Off Date through the end of the month preceding such Distribution Date.

          Adjusted Principal Balance: As to any Distribution Date and any Class
          --------------------------
of Class B Certificates, the greater of (A) zero and (B) (i) the principal balance of such Class or with respect to such Distribution Date minus (ii) the Adjustment Amount for such Distribution Date less, the Class B Principal Balances for any Class of Class B Certificates with higher numerical designations.

          Adjustment Amount: For any Distribution Date, the difference between
          -----------------
(A) the sum of the Class A Principal Balances, and Class B Principal Balances as of the related Determination Date and (B) the sum of (i) the sum of the Class A Principal Balances and Class B Principal Balances as of the Determination Date succeeding such Distribution Date, (ii) the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Certificates with respect to such Distribution Date and (iii) the aggregate amount that would have been distributed to all Classes as principal in accordance with Section 4.01(a) for such Distribution Date without regard to the provisos in the definitions of Class B-1 Optimal Principal Amount, Class B-2 Optimal Principal Amount, Class B-3 Optimal Principal Amount, Class B-4 Optimal Principal Amount, Class B-5 Optimal Principal Amount and Class B-6 Optimal Principal Amount.

          Aggregate Class A Distribution Amount: As to any Distribution Date,
          -------------------------------------
the sum of the Class A Distribution Amounts for the Classes of Class A Certificates.

          Aggregate Class A Interest Accrual Amount: As to any Distribution
          -----------------------------------------
Date, the sum of the Class A Interest Accrual Amounts with respect to such Distribution Date.

          Aggregate Class A Principal Balance: As of any date, an amount equal
          -----------------------------------
to the sum of the Class A Principal Balances for the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-PO Certificates and the Class A-R Certificate.

          Aggregate Class A Unpaid Interest Shortfall: As to any Distribution
          -------------------------------------------
Date, an amount equal to the sum of the Class A Unpaid Interest Shortfalls for the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates and Class A-R Certificate.

          Aggregate Class B Interest Accrual Amount: As to any Distribution
          -----------------------------------------
Date, the sum of the Class B Interest Accrual Amounts with respect to such Distribution Date.

          Aggregate Class B Principal Balance: As of any date, an amount equal
          -----------------------------------
to the sum of the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance and Class B-6 principal Balance.

          Aggregate Current Bankruptcy Losses: With respect to any Distribution
          -----------------------------------
Date, the sum of all Bankruptcy Losses incurred on any of the Mortgage Loans in the month preceding the month of such Distribution Date.

          Aggregate Current Fraud Losses: With respect to any Distribution Date,
          ------------------------------
the sum of all Fraud Losses incurred on the Mortgage Loans in the month preceding the month of such Distribution Date.

          Aggregate Current Special Hazard Losses: With respect to any
          ---------------------------------------
Distribution Date, the sum of all Special Hazard Losses incurred on any of the Mortgage Loans in the month preceding the month of such Distribution Date.

          Aggregate Foreclosure Profits: As to any Distribution Date, the
          -----------------------------
aggregate amount of Foreclosure Profits with respect to all of the Mortgage
Loans.

          Agreement: This Pooling and Servicing Agreement and all amendments and
          ---------
supplements hereto.

          Amount Held for Future Distribution: As to any Distribution Date, the
          -----------------------------------
total of the amounts received by the Servicer prior to the close of business on the Business Day preceding the related Determination Date representing (i) Unscheduled Principal Receipts and all related payments of interest on such Unscheduled Principal Receipts received by the Servicer after the Unscheduled Principal Receipt Period with respect to such Distribution Date and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

          Authenticating Agent: Any authenticating agent appointed by the
          --------------------
Trustee pursuant to Section 8.11. There shall initially be no Authenticating Agent for the Certificates.

          Bankruptcy Code: The Bankruptcy Code of 1978, as amended.
          ---------------

          Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient
          ---------------
Valuation or Debt Service Reduction; provided, however, that a Bankruptcy Loss
                                     --------  -------
shall not be deemed a Bankruptcy Loss hereunder so long as the Servicer has notified the Trustee in writing that the Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Servicer without giving effect to any Debt Service Reduction.

          Bankruptcy Loss Amount: As of any Distribution Date prior to the first
          ----------------------
anniversary of the Cut-Off Date, the Bankruptcy Loss Amount will equal $_______________ minus the aggregate amount of Bankruptcy Losses allocated solely to the Class B Certificates, or following the reduction of the Aggregate Class B Principal Balance to zero, in accordance with Section 4.02(a) since the Cut-Off Date. As of any Distribution Date on or after the first anniversary of the Cut-Off Date, an amount equal to (1) the lesser of (a) the Bankruptcy Loss Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-Off Date coinciding with or preceding such Distribution Date (the "Relevant Anniversary") and (b) such lesser amount which, as determined on the Relevant Anniversary will not cause any rated Certificates to be placed on credit review status (other than for possible upgrading) by either Rating Agency minus (2) the aggregate amount of Bankruptcy Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the Relevant Anniversary. On and after the Cross-Over Date the Bankruptcy Loss Amount shall be zero.

          Beneficial Owner: With respect to a Book-Entry Certificate, the Person
          ----------------
who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency), as the case may be.

          Book-Entry Certificate: Any of the Class A-1 Certificates, Class A-2
          ----------------------
Certificates and Class A-3 Certificates, beneficial ownership and transfers of which shall be evidenced by, and made through, book entries by the Clearing Agency as described in Section 5.01(b).

          Business Day: Any day other than (i) a Saturday or a Sunday; (ii) a
          ------------
legal holiday in the City of New York, State of _______________ or State of North Carolina or (iii) a day on which banking institutions in the City of New York, State of ______________ or State of North Carolina are authorized or obligated by law or executive order to be closed.

          Certificate: Any one of the Class A Certificates or Class B
          ------------
Certificates.

          Certificate Account: The trust account established and maintained
          -------------------
pursuant to Section 3.04. The Certificate Account shall be an Eligible Account.

          Certificate Register and Certificate Registrar: Respectively, the
          ----------------------------------------------
register maintained pursuant to and the registrar provided for in Section 5.02. The initial Certificate Registrar is the Trustee.

          Certificateholder or Holder: The Person in whose name a Certificate is
          ---------------------------
registered in the Certificate Register, except that, solely for the purposes of the taking of any action under Articles VII or VIII, any Certificate registered in the name of the Servicer or any affiliate thereof shall be deemed not to be outstanding and the Voting Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Certificates necessary to effect any such action has been obtained.

          Class: All Certificates whose form is identical except for variation
          -----
in the Percentage Interest evidenced thereby.

          Class A Certificate: Any one of the Class A-1 Certificates, Class A-2
          -------------------
Certificates, Class A-3 Certificates, Class A-PO Certificates or the Class A-R Certificate.

          Class A Certificateholder: The registered holder of a Class A
          -------------------------
Certificate.

          Class A Distribution Amount: As to any Distribution Date and any Class
          ---------------------------
of Class A Certificates (other than the Class A-2 and Class A-PO Certificates), the amount distributable to such Class pursuant to Paragraphs first, second and third clause (A) of Section 4.01(a). As to the Class A-2 Certificates, (i) as to any Distribution Date prior to the Accretion Termination Date, the amount distributable to the Class A-2 Certificates pursuant to the provisos in Paragraphs first and second of Section 4.01(a) and Paragraph third clause (A) of
Section 4.01(a) and (ii) as to any Distribution Date on or after the Accretion Termination Date, the amount distributable to the Class A-2 Certificates pursuant to Paragraphs first, second and third clause (A) of Section 4.01(a). As to any Distribution Date and the Class A-PO Certificates, the amount distributable to the Class A-PO Certificates pursuant to Paragraphs third clause
(B) and fourth of Section 4.01(a) on such Distribution Date.

          Class A Fixed Pass-Through Rate: As to any Distribution Date, the rate
          -------------------------------
per annum set forth in Section 11.01.

          Class A Interest Accrual Amount: As to any Distribution Date and any
          -------------------------------
Class A of Class A Certificates (other than the Class A-PO Certificates), (i) the product of (a) 1/12th of the Class A Pass-Through Rate for such Class and
(b) the Class A Principal Balance of such Class as of the Determination Date preceding such Distribution Date minus (ii) the Class A Interest Percentage of such Class of (x) any Non-Supported Interest Shortfall allocated to the Class A Certificates with respect to such Distribution Date, (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A Certificates with respect to such Distribution Date pursuant to Section 4.02(e) and (z) the interest portion of any Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) allocated to the Class A Certificates on or after the Cross-Over Date pursuant to Section 4.02(e). The Class A-PO Certificates have no Class A Interest Accrual Amount.

          Class A Interest Percentage: As to any Distribution Date and any Class
          ---------------------------
of Class A Certificates, the percentage calculated by dividing the Class A Interest Accrual Amount of such Class (determined without regard to clause (ii) of the definition thereof) by the Aggregate Class A Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Class A Interest Accrual Amount).

          Class A Interest Shortfall Amount: As to any Distribution Date and
          ---------------------------------
Class of Class A Certificates, any amount by which the Class A Interest Accrual Amount of such Class with respect to such Distribution Date exceeds the amount distributed in respect of such Class on such Distribution Date pursuant to

          Class A Loss Denominator: As to any Determination Date, an amount
          ------------------------
equal to the sum of (i) the Class A Principal Balances of the Class A Certificates (other than the Class

A-2 Certificates) and (ii) the lesser of the Class A Principal Balance of the Class A-2 Certificates and the Original Class A Principal Balance of the Class A-2 Certificates.

          Class A Loss Percentage: As to any Determination Date and any Class of
          -----------------------
Class Certificates then outstanding, the percentage calculated by dividing the Class A Principal Balance of such Class (or, in the case of the Class A-2 Certificates, the Original Class A Principal Balance of such Class, if lower) by the Class A Loss Denominator (determined without regard to any Class A Principal Balance of any Class not then outstanding), in each case determined as of the preceding Determination Date.

          Class A Non-PO Optimal Amount: As to any Distribution Date, the sum
          -----------------------------
for such Distribution Date of (i) the Aggregate Class A Interest Accrual Amount,
(ii) the sum of the Class A Unpaid Interest Shortfall for each Class of Class A Certificates and (iii) the Class A Non-PO Optimal Principal Amount.

          Class A Non-PO Optimal Principal Amount: As to any Distribution Date,
          ---------------------------------------
an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan, and (y) the sum of:

          (i) the Class A Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

          (ii) the Class A Prepayment Percentage of all Unscheduled Principal Receipts that were received by the Servicer with respect to such Mortgage Loan during the Unscheduled Principal Receipt Period relating to such Distribution Date;

          (iii) the Class A Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
     Section 2.02 or 2.03; and

          (iv) the Class A Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer or the Trustee in respect of such defective Mortgage Loan.

          Class A Non-PO Principal Amount: As to any Distribution Date, the
          -------------------------------
aggregate amount distributed in respect of the Class A Certificates pursuant to Paragraph third clause (A) of Section 4.01(a).

          Class A Non-PO Principal Balance: As of any date, an amount equal to
          --------------------------------
the sum of the Class A Principal Balances of the Classes of Class A Certificates other than the Class A-PO Certificates.

          Class A Non-PO Principal Distribution Amount: As to any Distribution
          --------------------------------------------
Date, the sum of (i) the Class A-2 Accrual Distribution Amount, if any, with respect to such Distribution Date and (ii) the Class A Non-PO Principal Amount with respect to such Distribution Date.

          Class A Pass-Through Rate: As to each Class of Class A Certificates
          -------------------------
(other than the Class A-PO Certificates), the Class A Fixed Pass-Through Rate. The Class A-PO Certificates are not entitled to interest and have no Class A Pass-Through Rate.

          Class A Percentage: As to any Distribution Date occurring on or prior
          ------------------
to the Cross-Over Date, the lesser of (i) 100% and (ii) the percentage obtained by dividing the Class A Non-PO Principal Balance (determined as of the Determination Date preceding such Distribution Date) by the Pool Balance (Non-PO Portion). As to any Distribution Date occurring subsequent to the Cross-Over Date, 100% or such lesser percentage which will cause the Class A Non-PO Principal Balance to decline to zero following the distribution made on such Distribution Date.

          Class A Prepayment Percentage: As to any Distribution Date to and
          -----------------------------
including the Distribution Date in ______________, 100%. As to any Distribution Date subsequent to ______________ to and including the Distribution Date in ______________, the Class A Percentage as of such Distribution Date plus 70% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to ______________ to and including the Distribution Date in ______________, the Class A Percentage as of such Distribution Date plus 60% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to ______________ to and including the Distribution Date in ______________, the Class A Percentage as of such Distribution Date plus 40% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to ______________ to and including the Distribution Date in ______________, the Class A Percentage as of such Distribution Date plus 20% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to ______________, the Class A Percentage as of such Distribution Date. The foregoing is subject to the following: (i) if the aggregate distribution to Holders of Class A Certificates on any Distribution Date of the Class A Prepayment Percentage provided above of Unscheduled Principal Receipts distributable on such Distribution Date, would reduce the Class A Non-PO Principal Balance below zero, the Class A Prepayment Percentage for such Distribution Date shall be the percentage necessary to bring the Class A Non-PO Principal Balance to zero and thereafter the Class A Prepayment Percentage shall be zero and (ii) if the Class A Percentage as of any Distribution Date is greater than the Original Class A Percentage, the Class A Prepayment Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, with respect to any Distribution Date on which the following criteria are not met, the reduction of the Class A Prepayment Percentage described in the second through sixth sentences of this definition of Class A Prepayment Percentage shall not be applicable with respect to such Distribution Date. In such event, the Class A Prepayment Percentage for such Distribution Date will be determined in accordance with the applicable provision, as set forth in the first through fifth sentences above, which was actually used to determine the Class A Prepayment Percentage for the Distribution Date occurring in the ________________ preceding such Distribution Date (it being understood that for the purposes of the determination of the Class A Prepayment Percentage for the current Distribution Date, the current Class A Percentage and Subordinated Percentage shall be utilized). In order for the reduction referred to in the second through sixth sentences to be applicable, with respect to any Distribution Date (a) the average outstanding principal balance on such Distribution Date and for the preceding five Distribution Dates on the Mortgage Loans that were delinquent 60 days or more (including for this purpose any payments due with respect to Mortgage Loans in foreclosure and REO Mortgage Loans) must be less than 50% of the current Class B Principal Balance and (b) cumulative Realized Losses shall not exceed (1) 30% of the Original Aggregate Class B Principal Balance if such Distribution Date occurs between and including ________________ and ________________, (2) 35% of the Original Aggregate Class B Principal Balance if such Distribution Date occurs between and including ________________ and ________________, (3) 40% of the Original Aggregate Class B Principal Balance if such Distribution Date occurs between and including ________________ and ________________, (4) 45% of the Original Aggregate Class B Principal Balance if such Distribution Date occurs between and including ________________ and ________________, and (5) 50% of the Original Aggregate Class B Principal Balance if such Distribution Date occurs during or after ________________. With respect to any Distribution Date on which the Class A Prepayment Percentage is reduced below the Class A Prepayment Percentage for the prior Distribution Date, the Servicer shall certify to the Trustee that the criteria set forth in the preceding sentence are met.

          Class A Principal Balance: As of the first Determination Date and as
          -------------------------
to any Class of Class A Certificate, the Original Class A Principal Balance of such Class. As of any subsequent Determination Date prior to the Cross-Over Date and as to any Class (other than the Class A-PO Certificates), the Original Class A Principal Balance of such Class (increased in the case of the Class A-2 Certificates by the Class A-2 Principal Accretion Amounts with respect to prior Distribution Dates) less the sum of (a) all amounts previously distributed in respect of such Class on prior Distribution Dates (A) pursuant to Paragraph third clause (A) of Section 4.01(a), (B) as a result of a Principal Adjustment and (C) if applicable, from the Class A-2 Accrual Distribution Amounts for such prior Distribution Dates and (b) all amounts previously allocated to such Class with respect to prior Distribution Dates pursuant to Section 4.02(b). After the Cross-Over Date, each such Class A Principal Balance will also be reduced on each Determination Date by an amount equal to the product of the Class A Loss Percentage of such Class and the excess, if any, of (i) the Class A Non-PO Principal Balance for such Determination Date without regard to this sentence over (ii) the difference between (A) the Adjusted Pool Amount for the preceding Distribution Date and (B) the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date.

          As of any subsequent Determination Date prior to the Cross-Over Date and as to the Class A-PO Certificates, the Original A Principal Balance of such Class less the sum of (a) all amounts previously distributed in respect of the Class A-PO Certificates on prior Distribution Dates pursuant to Paragraphs third clause (B) and fourth of Section 4.01(a) and (b) the Realized Losses allocated through such Determination Date to the Class A-PO Certificates pursuant to
Section 4.02(b). After the Cross-Over Date, such Class A Principal

Balance will also be reduced on each Determination Date by an amount equal to the difference, if any, between such Class A Principal Balance as of such Determination Date without regard to this sentence and the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date.

          Class A Shortfall Percentage: As to any Distribution Date and Class of
          ----------------------------
Class A Certificates, the percentage calculated by dividing the Class A Unpaid Interest Shortfall for such Class by the Aggregate Class A Unpaid Interest Shortfall, in each case determined as of the day preceding the applicable Distribution Date.

          Class A Unpaid Interest Shortfall: As to any Distribution Date and
          ---------------------------------
Class of Class A Certificates, the amount, if any, by which the aggregate of the Class A Interest Shortfall Amounts for such Class for prior Distribution Dates is in excess of the amounts distributed in respect of such Class on prior Distribution Dates pursuant to Paragraph second of Section 4.01(a).

          Class A-1 Certificate: Any one of the Certificates executed by the
          ---------------------
Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-1 and Exhibit D hereto.

          Class A-1 Certificateholder: The registered holder of a Class A-1
          ---------------------------
Certificate.

          Class A-2 Accrual Distribution Amount: As to any Distribution Date
          -------------------------------------
prior to the Accretion Termination Date, an amount equal to the sum of (i) the Class A Interest Percentage of the Class A-2 Certificates of the Current Class A Interest Distribution Amount and (ii) the Class A Interest Shortfall Percentage of the Class A-2 Certificates of the amount distributed in respect of the Classes of Class A Certificates pursuant to Paragraph second of Section 4.01(a) on such Distribution Date. As to any Distribution Date on or after the Accretion Termination Date, zero.

          Class A-2 Certificate: Any one of the Certificates executed by the
          ---------------------
Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-2 and Exhibit D hereto.

          Class A-2 Certificateholder: The registered holder of a Class A-2
          ---------------------------
Certificate.

          Class A-2 Principal Accretion Amount: As to any Distribution Date
          ------------------------------------
prior to the Accretion Termination Date, an amount equal to the sum of the amounts calculated pursuant to clauses (i) and (ii) of the definition of Class A-2 Accrual Distribution Amount with respect to such Distribution Date.

          Class A-3 Certificate: Any one of the Certificates executed by the
          ---------------------
Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-3 and Exhibit D hereto.

          Class A-3 Certificateholder: The registered holder of a Class A-3
          ---------------------------
Certificate.

          Class A-PO Certificate: Any one of the Certificates executed by the
          ----------------------
Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit C-1 and Exhibit D hereto.

          Class A-PO Certificateholder: The registered holder of a Class A-PO
          ----------------------------
Certificate.

          Class A-PO Deferred Amount: For any Distribution Date prior to the
          --------------------------
Cross-Over Date, the difference between (A) the sum of (i) the amount by which the sum of the Class A-PO Optimal Principal Amounts for all prior Distribution Dates exceeded the amounts distributed on the Class A-PO Certificates on such prior Distribution Dates pursuant to Paragraph third clause (B) of Section 4.01(a) and (ii) the sum of the product for each Discount Mortgage Loan which became a Liquidated Loan at any time on a prior to the last day of the Unscheduled Principal Receipt Period for the current Distribution Date of (a) the PO Fraction for such Discount Mortgage Loan and (b) an amount equal to the principal portion of Realized Losses (other than Bankruptcy Losses due to Debt Service Reductions) incurred with respect to such Mortgage Loan other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses and (B) amounts distributed on the Class A-PO Certificates on prior Distribution Dates pursuant to Paragraph fourth of Section 4.01(a). On or after the Cross-Over Date, the Class A-PO Deferred Amount will be zero. No interest will accrue on any Class A-PO Deferred Amount.

          Class A-PO Optimal Principal Amount: As to any Distribution Date, an
          -----------------------------------
amount equal to the sum as to each Outstanding Mortgage Loan, of the product of
(x) the PO Fraction with respect to such Mortgage Loan and (y) the sum of:

          (i) (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

          (ii) all Unscheduled Principal Receipts that were received by the Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date;

          (iii) the Scheduled Principal Balance of each Mortgage Loan that was repurchased by the Seller during such preceding month pursuant to Section
     2.02 or 2.03;

          (iv) the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer or the Trustee in respect of such defective Mortgage Loan.

          Class A-R Certificate: The Certificate executed by the Trustee and
          ---------------------
authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-R and Exhibit D hereto.

          Class A-R Certificateholder: The registered holder of the Class A-R
          ---------------------------
Certificate.

          Class B Certificate: Any one of the Class B-1 Certificates, Class B-2
          -------------------
Certificates, Class B-3 Certificates, Class B-4 Certificates, Class B-5 Certificates or Class B-6 Certificates.

          Class B Certificateholder: The registered holder of a Class B
          -------------------------
Certificate.

          Class B Distribution Amount: Any one of the Class B-1 Distribution
          ---------------------------
Amount, the Class B-2 Distribution Amount, the Class B-3 Distribution Amount, the Class B-4 Distribution Amount, the Class B-5 Distribution Amount or the Class B-6 Distribution Amount.

          Class B Interest Accrual Amount: As to any Distribution Date and any
          -------------------------------
Class of Class B Certificates, an amount equal to (i) the product of 1/12th of the Class B Pass-Through Rate and the Class B Principal Balance of such Class as of the Determination Date preceding such Distribution Date minus (ii) the Class B Interest Percentage of such Class of (x) any Non-Supported Interest Shortfall allocated to the Class B Certificates with respect to such Distribution Date and
(y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class B Certificates with respect to such Distribution Date pursuant to Section 4.02(e).

          Class B Interest Percentage: As to any Distribution Date and any Class
          ---------------------------
of Class B Certificates, the percentage calculated by dividing the Class B Interest Accrual Amount of such Class (determined without regard to clause (ii) of the definition thereof) by the Aggregate Class B Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Class B Interest Accrual Amount).

          Class B Interest Shortfall Amount: Any one of the Class B-1 Interest
          ---------------------------------
Shortfall Amount, the Class B-2 Interest Shortfall Amount, the Class B-3 Interest Shortfall Amount, the Class B-4 Interest Shortfall Amount, the Class B-5 Interest Shortfall Amount.

          Class B Loss Percentage: As to any Determination Date and any Class of
          -----------------------
Class B Certificates then-outstanding, the percentage calculated by dividing the Class B Principal Balance of such Class by the Aggregate Class B Principal Balance (determined without regard to any Class B Principal Balance of any Class of Class B Certificate not then outstanding), in each case determined as of the preceding Determination Date.

          Class B Pass-Through Rate: As to any Distribution Date, ___% per
          -------------------------
annum.

          Class B Percentage: Any one of the Class B-1 Percentage, the Class B-2
          ------------------
Percentage, the Class B-3 Percentage, the Class B-4 Percentage, the Class B-5 Percentage or the Class B-6 Percentage.

          Class B Prepayment Percentage: Any of the Class B-1 Prepayment
          -----------------------------
Percentage, the Class B-2 Prepayment Percentage, the Class B-3 Prepayment Percentage, the Class B-4 Prepayment Percentage, the Class B-5 Prepayment Percentage or the Class B-6 Percentage.

          Class B Principal Balance: Any one of the Class B-1 Principal Balance,
          -------------------------
the Class B-2 Principal Balance, the Class B-3 Principal Balance, the Class B-4 Principal Balance, the Class B-5 Principal Balance or the Class B-6 Principal Balance.

          Class B Unpaid Interest Shortfall: Any one of the Class B-1 Unpaid
          ---------------------------------
Interest Shortfall, the Class B-2 Unpaid Interest Shortfall, the Class B-3 Unpaid Interest Shortfall, the Class B-4 Unpaid Interest Shortfall, the Class B-5 Unpaid Interest Shortfall or the Class B-6 Unpaid Interest Shortfall.

          Class B-1 Certificate: Any one of the Certificates executed by the
          ---------------------
Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-1 and Exhibit D hereto.

          Class B-1 Certificateholder: The registered holder of a Class B-1
          ---------------------------
Certificate.

          Class B-1 Distribution Amount: As to any Distribution Date, the
          -----------------------------
aggregate amount distributable to the Class B-1 Certificates pursuant to Paragraphs fifth, sixth, and seventh of Section 4.01(a) on such Distribution Date.

          Class B-1 Interest Shortfall Amount: As to any Distribution Date, any
          -----------------------------------
amount by which the Class B Interest Accrual Amount of the Class B-1 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-1 Certificates pursuant to Paragraph fifth of Section 4.01(a).

          Class B-1 Optimal Principal Amount: As to any Distribution Date, an
          ----------------------------------
amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

          (i) the Class B-1 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

          (ii) the Class B-1 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date;

          (iii) the Class B-1 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
     Section 2.02 or 2.03; and

          (iv) the Class B-1 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer or the Trustee in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to
--------  -------
such Class and such Distribution Date, the Class B-1 Optimal Principal Amount will equal the lesser of (A) the Class B-1 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-1 Certificates.

          Class B-1 Percentage: As to any Distribution Date, the percentage
          --------------------
calculated by multiplying (i) the Subordinated Percentage by, (ii) a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class B Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d).

          Class B-1 Prepayment Percentage: As to any Distribution Date, the
          -------------------------------
percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class B Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d).

          Class B-1 Principal Balance: As to the first Determination Date, the
          ---------------------------
Original Class B-1 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-1 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-1 Certificates on prior Distribution Dates (A) pursuant to Paragraph seventh of Section 4.01(a) and (B) as a result of a Principal Adjustment and (b) the Realized Losses previously allocated to the Class B-1 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the Aggregate Class A Principal Balance as of such Determination Date.

          Class B-1 Unpaid Interest Shortfall: As to any Distribution Date, the
          -----------------------------------
amount, if any, by which the aggregate of the Class B-1 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-1 Certificates on prior Distribution Dates pursuant to Paragraph sixth of Section 4.01(a).

          Class B-2 Certificate: Any one of the Certificates executed by the
          ---------------------
Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-2 and Exhibit D hereto.

          Class B-2 Certificateholder: The registered holder of a Class B-2
          ---------------------------
Certificate.

          Class B-2 Distribution Amount: As to any Distribution Date, any amount
          -----------------------------
distributable to the Holders of the Class B-2 Certificates pursuant to Paragraphs eighth, ninth and tenth of Section 4.01(a).

          Class B-2 Interest Shortfall Amount: As to any Distribution Date, any
          -----------------------------------
amount by which the Class B Interest Accrual Amount of the Class B-2 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-2 Certificates on such Distribution Date pursuant to Paragraph eighth of Section 4.01(a).

          Class B-2 Optimal Principal Amount: As to any Distribution Date, an
          ----------------------------------
amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

          (i) the Class B-2 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

          (ii) the Class B-2 Prepayment Percentage of all Unscheduled Principal Receipts that were received by the Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date;

          (iii) the Class B-2 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
     Section 2.02 or 2.03; and

          (iv) the Class B-2 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer or the Trustee in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to
--------  -------
such Class and such Distribution Date, the Class B-2 Optimal Principal Amount will equal the lesser of (A) the Class B-2 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-2 Certificates.

          Class B-2 Percentage: As to any Distribution Date, except as set forth
          --------------------
in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class B Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-2 Percentage for such Distribution Date will be zero.

          Class B-2 Prepayment Percentage: As to any Distribution Date, except
          -------------------------------
as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class B Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in
Section 4.01(d)(ii), in the event that the Class B-1 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-1 Prepayment Percentage for such Distribution Date will be zero.

          Class B-2 Principal Balance: As to the first Determination Date, the
          ---------------------------
Original Class B-2 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-2 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-2 Certificates on prior Distribution Dates (A) pursuant to Paragraph tenth of Section 4.01(a) and
(B) as a result of a Principal Adjustment and (b) the Realized Losses previously allocated to the Class B-1 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Aggregate Class A Principal Balance and the Class B-1 Principal Balance as of such Determination Date.

          Class B-2 Unpaid Interest Shortfall: As to any Distribution Date, the
          -----------------------------------
amount, if any, by which the aggregate of the Class B-2 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-2 Certificates on prior Distribution Dates pursuant to Paragraph ninth of Section 4.01(a).

          Class B-3 Certificate: Any one of the Certificates executed by the
          ---------------------
Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-3 and Exhibit D hereto.

          Class B-3 Certificateholder: The registered holder of a Class B-3
          ---------------------------
Certificate.

          Class B-3 Distribution Amount: As to any Distribution Date, any amount
          -----------------------------
distributable to the Holders of the Class B-3 Certificates pursuant to Paragraphs eleventh, twelfth and thirteenth of Section 4.01(a).

          Class B-3 Interest Shortfall Amount: As to any Distribution Date, any
          -----------------------------------
amount by which the Class B Interest Accrual Amount of the Class B-3 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-3 Certificates on such Distribution Date pursuant to Paragraph eleventh of Section 4.01(a).

          Class B-3 Optimal Principal Amount: As to any Distribution Date, an
          ----------------------------------
amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

          (i) the Class B-3 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

          (ii) the Class B-3 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date;

          (iii) the Class B-3 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
     Section 2.02 or 2.03; and

          (iv) the Class B-3 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer or the Trustee in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to
--------  -------
such Class and such Distribution Date, the Class B-3 Optimal Principal Amount will equal the lesser of (A) the Class B-3 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-3 Certificates.

          Class B-3 Percentage: As to any Distribution Date, except as set forth
          --------------------
in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class B Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-3 Percentage for such Distribution Date will be zero.

          Class B-3 Prepayment Percentage: As to any Distribution Date, except
          -------------------------------
as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class B Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in
Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-3 Prepayment Percentage for such Distribution Date will be zero.

          Class B-3 Principal Balance: As to the first Determination Date, the
          ---------------------------
Original Class B-3 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-3 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-3 Certificates on prior Distribution Dates (A) pursuant to Paragraph thirteenth of Section 4.01(a) and (B) as a result of a Principal Adjustment and (b) the Realized Losses previously allocated to the Class B-3 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Aggregate Class A Principal Balance, the Class B-1 Principal Balance and the Class B-2 Principal Balance as of such Determination Date.

          Class B-3 Unpaid Interest Shortfall: As to any Distribution Date, the
          -----------------------------------
amount, if any, by which the aggregate of the Class B-3 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-3 Certificates on prior Distribution Dates pursuant to Paragraph twelfth of Section 4.01(a).

          Class B-4 Certificate: Any one of the Certificates executed by the
          ---------------------
Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-4 and Exhibit D hereto.

          Class B-4 Certificateholder: The registered holder of a Class B-4
          ---------------------------
Certificate.

          Class B-4 Distribution Amount: As to any Distribution Date, any amount
          -----------------------------
distributable to the Holders of the Class B-4 Certificates pursuant to Paragraphs fourteenth, fifteenth and sixteenth of Section 4.01(a).

          Class B-4 Interest Shortfall Amount: As to any Distribution Date, any
          -----------------------------------
amount by which the Class B Interest Accrual Amount of the Class B-4 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-4 Certificates on such Distribution Date pursuant to Paragraph fourteenth of Section 4.01(a).

          Class B-4 Optimal Principal Amount: As to any Distribution Date, an
          ----------------------------------
amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

          (i) the Class B-4 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

          (ii) the Class B-4 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date;

          (iii) the Class B-4 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
     Section 2.02 or 2.03; and

          (iv) the Class B-4 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer or the Trustee in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to
--------  -------
such Class and such Distribution Date, the Class B-4 Optimal Principal Amount will equal the lesser of (A) the Class B-4 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-4 Certificates.

          Class B-4 Percentage: As to any Distribution Date, except as set forth
          --------------------
in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class B Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-4 Percentage for such Distribution Date will be zero.

          Class B-4 Prepayment Percentage: As to any Distribution Date, except
          -------------------------------
as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class B Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in
Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-4 Prepayment Percentage for such Distribution Date will be zero.

          Class B-4 Principal Balance: As to the first Determination Date, the
          ---------------------------
Original Class B-4 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-4 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-4 Certificates on prior Distribution Dates (A) pursuant to Paragraph sixteenth of Section 4.01(a) and (B) as a result of a Principal Adjustment and (b) the Realized Losses previously allocated to the Class B-4 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Aggregate Class A Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance and the Class B-3 Principal Balance as of such Determination Date.

          Class B-4 Unpaid Interest Shortfall: As to any Distribution Date, the
          -----------------------------------
amount, if any, by which the aggregate of the Class B-4 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-4 Certificates on prior Distribution Dates pursuant to Paragraph fifteenth of Section 4.01(a).

          Class B-5 Certificate: Any one of the Certificates executed by the
          ---------------------
Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-5 and Exhibit D hereto.

          Class B-5 Certificateholder: The registered holder of a Class B-5
          ---------------------------
Certificate.

          Class B-5 Distribution Amount: As to any Distribution Date, any amount
          -----------------------------
distributable to the Holders of the Class B-5 Certificates pursuant to Paragraphs seventeenth, eighteenth and nineteenth of Section 4.01(a).

          Class B-5 Interest Shortfall Amount: As to any Distribution Date, any
          -----------------------------------
amount by which the Class B Interest Accrual Amount of the Class B-5 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-5 Certificates on such Distribution Date pursuant to Paragraph seventeenth of Section 4.01(a).

          Class B-5 Optimal Principal Amount: As to any Distribution Date, an
          ----------------------------------
amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

          (i) the Class B-5 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

          (ii) the Class B-5 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date;

          (iii) the Class B-5 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
     Section 2.02 or 2.03; and

          (iv) the Class B-5 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer or the Trustee in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to
--------  -------
such Class and such Distribution Date, the Class B-5 Optimal Principal Amount will equal the lesser of (A) the Class B-5 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-5 Certificates.

          Class B-5 Percentage: As to any Distribution Date, except as set forth
          --------------------
in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class B-1 Principal Balance and the Class B Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-5 Percentage for such Distribution Date will be zero.

          Class B-5 Prepayment Percentage: As to any Distribution Date, except
          -------------------------------
as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class B Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in
Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-5 Prepayment Percentage for such Distribution Date will be zero.

          Class B-5 Principal Balance: As to the first Determination Date, the
          ---------------------------
Original Class B-5 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-5 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-5 Certificates on prior Distribution Dates (A) pursuant to Paragraph nineteenth of Section 4.01(a) and (B) as a result of a Principal Adjustment and (b) the Realized Losses previously allocated to the Class B-5 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Aggregate

Class A Principal Balance, Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance and the Class B-4 Principal Balance as of such Determination Date .

          Class B-5 Unpaid Interest Shortfall: As to any Distribution Date, the
          -----------------------------------
amount, if any, by which the aggregate of the Class B-5 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-5 Certificates on prior Distribution Dates pursuant to Paragraph eighteenth of Section 4.01(a).

          Class B-6 Certificate: Any one of the Certificates executed by the
          ---------------------
Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-6 and Exhibit D hereto.

          Class B-6 Certificateholder:  The registered holder of a Class B-6
          ---------------------------
Certificate.

          Class B-6 Distribution Amount: As to any Distribution Date, any amount
          -----------------------------
distributable to the Holders of the Class B-6 Certificates pursuant to Paragraphs twentieth, twenty-first and twenty-second of Section 4.01(a).

          Class B-6 Interest Shortfall Amount: As to any Distribution Date, any
          -----------------------------------
amount by which the Class B Interest Accrual Amount of the Class B-6 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-6 Certificates on such Distribution Date pursuant to Paragraph twentieth of Section 4.01(a).

          Class B-6 Optimal Principal Amount: As to any Distribution Date, an
          ----------------------------------
amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

          (i) the Class B-6 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

          (ii) the Class B-6 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date;

          (iii) the Class B-6 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
     Section 2.02 or 2.03; and

          (iv) the Class B-6 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer or the Trustee in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to
--------  -------
such Class and such Distribution Date, the Class B-6 Optimal Principal Amount will equal the lesser of (A) the Class B-6 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-6 Certificates.

          Class B-6 Percentage: As to any Distribution Date, except as set forth
          --------------------
in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-6 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class B Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-6 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-6 Percentage for such Distribution Date will be zero.

          Class B-6 Prepayment Percentage: As to any Distribution Date, except
          -------------------------------
as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-6 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class B Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in
Section 4.01(d)(ii), in the event that the Class B-6 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-6 Prepayment Percentage for such Distribution Date will be zero.

          Class B-6 Principal Balance: As to the first Determination Date, the
          ---------------------------
Original Class B-6 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-6 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-6 Certificates on prior Distribution Dates pursuant to Paragraph twenty-second of Section 4.01(a) and (b) the Realized Losses previously allocated to the Class B-6 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Aggregate Class A Principal Balance, Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance, the Class B-4 Principal Balance and the Class B-5 Principal Balance as of such Determination Date.

          Class B-6 Unpaid Interest Shortfall: As to any Distribution Date, the
          -----------------------------------
amount, if any, by which the aggregate of the Class B-6 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-6 Certificates on prior Distribution Dates pursuant to Paragraph twenty-first of Section 4.01(a).

          Clearing Agency: An organization registered as a "clearing agency"
          ---------------
pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The initial Clearing Agency shall be The Depository Trust Company.

          Clearing Agency Participant: A broker, dealer, bank, financial
          ---------------------------
institution or other Person for whom a Clearing Agency effects book-entry transfers of securities deposited with the Clearing Agency.

          Closing Date: The date of initial issuance of the Certificates, as set
          ------------
forth in Section 11.21.

          Code: The Internal Revenue Code of 1986, as it may be amended from
          ----
time to time, any successor statutes thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

          Co-op Shares: Shares issued by private non-profit housing
          ------------
corporations.

          Corporate Trust Office: The principal office of the Trustee at which
          ----------------------
at any particular time its corporate trust business shall be administered, which office at the date of the execution of this instrument is located at
_______________________________.

          Cross-Over Date: The Distribution Date preceding the first
          ---------------
Distribution Date on which the Class A Percentage (determined pursuant to clause
(ii) of the definition thereof) equals or exceeds 100%.

          Cross-Over Date Interest Shortfall: With respect to any Distribution
          ----------------------------------
Date that occurs on or after the Cross-Over Date with respect to any Unscheduled Principal Receipt (other than a Principal Prepayment) received by the Servicer during the month preceding the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month in which such Unscheduled Principal Receipt is received.

          Current Class A Interest Distribution Amount: As to any Distribution
          --------------------------------------------
Date, the amount distributed in respect of the Class A Certificates pursuant to Paragraph first of Section 4.01(a) on such Distribution Date.

          Current Class B Interest Distribution Amount: As to any Distribution
          --------------------------------------------
Date, the amount distributed in respect of the Class B Certificates pursuant to Paragraphs fifth, eighth, eleventh, fourteenth, seventeenth and twentieth of
Section 4.01(a) on such Distribution Date.

          Current Class B-1 Fractional Interest: As to any Distribution Date
          -------------------------------------
subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Class B Principal Balances of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance, and the Aggregate Class B Principal Balance. As to the first Distribution Date, the Original Class B-1 Fractional Interest.

          Current Class B-2 Fractional Interest: As to any Distribution Date
          -------------------------------------
subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Class B Principal Balances of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance, and the Aggregate Class B Principal Balance. As to the first Distribution Date, the Original Class B-2 Fractional Interest.

          Current Class B-3 Fractional Interest: As to any Distribution Date
          -------------------------------------
subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Class B Principal Balances of the Class B-4, Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Aggregate Class B Principal Balance. As to the first Distribution Date, the Original Class B-3 Fractional Interest.

          Current Class B-4 Fractional Interest: As to any Distribution Date
          -------------------------------------
subsequent to the first Distribution Date, the percentage obtained by dividing the Class B Principal Balances of the Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance, and the Aggregate Class B Principal Balance. As to the first Distribution Date, the Original Class B-4 Fractional Interest.

          Current Class B-5 Fractional Interest: As to any Distribution Date
          -------------------------------------
subsequent to the first Distribution Date, the percentage obtained by dividing the Class B Principal Balance of the Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance, and the Aggregate Class B Principal Balance. As to the first Distribution Date, the Original Class B-5 Fractional Interest.

          Curtailment:  Any Principal Prepayment made by a Mortgagor which is
          -----------
not a Prepayment in Full.

          Custodial Agreement: The Custodial Agreement, if any, from time to
          -------------------
time in effect between the Custodian named therein, the Servicer (if the Servicer is not the Custodian) and the Trustee, substantially in the form of Exhibit E hereto, as the same may be amended or modified from time to time in accordance with the terms thereof.

          Custodian: The Custodian, if any, hereafter appointed by the Trustee
          ---------
pursuant to Section 8.13, or its successor in interest under the Custodial Agreement. The Custodian may (but need not) be the Trustee or any Person directly or indirectly controlling or controlled by or under common control with it.

          Cut-Off Date:  The first day of the month of initial issuance of the
          ------------
Certificates as set forth in Section 11.02.

          Cut-Off Date Aggregate Principal Balance: The aggregate of the Cut-Off
          ----------------------------------------
Date Principal Balances of the Mortgage Loans as set forth in Section 11.03.

          Cut-Off Date Principal Balance:  As to each Mortgage Loan, its unpaid
          ------------------------------
principal balance as of the close of business on the Cut-Off Date (but without giving effect to any Unscheduled Principal Receipts received or applied on the Cut-Off Date), reduced by all payments of principal due on or before the Cut-Off Date and not paid, and increased by scheduled monthly payments of principal due after the Cut-Off Date but received by the Seller on or before the Cut-Off Date.

          [DCR: Duff & Phelps Credit Rating Co., or its successor in interest.]
          ----

          Debt Service Reduction: With respect to any Mortgage Loan, a reduction
          ----------------------
in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation.

          Deficient Valuation: With respect to any Mortgage Loan, a valuation by
          -------------------
a court of competent jurisdiction of the Mortgaged Property in an amount less than the then-outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that results in a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

          Definitive Certificates:  As defined in Section 5.01(b).
          -----------------------

          Denomination: The amount, if any, specified on the face of each
          ------------
Certificate, representing the principal portion of the Cut-Off Date Aggregate Principal Balance evidenced by such Certificate.

          Depository:  As defined in Section 3.02.
          ----------

          Determination Date: The 17th day of the month in which the related
          ------------------
Distribution Date occurs, or if such 17th day is not a Business Day, the Business Day preceding such 17th day.

          Discount Mortgage Loan: A Mortgage Loan with a Net Mortgage Interest
          ----------------------
Rate of less than ___%.

          Distribution Date: The 25th day of any month, beginning in the month
          -----------------
following the month of initial issuance of the Certificates, or if such 25th day is not a Business Day, the Business Day following such 25th day.

          Due Date: With respect to any Mortgage Loan, the day of the month in
          --------
which the Monthly Payment on such Mortgage Loan is scheduled to be paid.

          Eligible Account: One or more accounts (i) that are maintained with a
          ----------------
depository institution whose long-term debt obligations (or, in the case of a depository institution which is part of a holding company structure, the long-term debt obligations of such holding company) at the time of deposit therein are rated in at least "AA" parent (or the equivalent) by each of the Rating Agencies, (ii) the deposits in which are fully insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund, (iii) the deposits in which are insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund (to the limit established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee, the Trustee, on behalf of the Certificateholders has a claim with respect to the funds in such accounts or a perfected first security interest against any collateral securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such accounts are maintained, (iv) that are trust accounts maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity or (v) that are acceptable to each of the Rating Agencies and would not cause the Trust Estate to fail to qualify as a REMIC.

          Eligible Investments: At any time, any one or more of the following
          --------------------
obligations and securities which shall mature not later than the Business Day preceding the Distribution Date next succeeding the date of such investment, provided that such investments qualify as "cash flow investments" as defined in Code Section 860G(a)(6):

          (i) obligations of the United States of America or any agency thereof, provided such obligations are backed by the full faith and credit of the United States of America;

          (ii) general obligations of or obligations guaranteed by any state of the United States of America or the District of Columbia receiving the highest short-term or highest long-term rating of each Rating Agency, or such lower rating as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

          (iii) commercial or finance company paper which is then rated in the highest long-term commercial or finance company paper rating category of each Rating Agency, or the highest short-term rating category of each Rating Agency or such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

          (iv) certificates of deposit, demand or time deposits, federal funds or banker's acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or debt obligations of such holding company) are then rated in the highest short-term or the highest long-term rating category for such securities of each of the Rating Agencies, or such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

          (v) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to each Rating Agency at the time of the issuance of such agreements;

          (vi) repurchase agreements on obligations with respect to any security described in clauses (i) or (ii) above or any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in (iv) above;

          (vii) securities (other than stripped bonds or stripped coupon securities) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which, at the time of such investment or contractual commitment providing for such investment, which are then rated in the highest short-term or the highest long-term rating by each Rating Agency, or such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency; and

          (viii) such other investments acceptable to each Rating Agency as would not result in the downgrading of the rating then assigned to the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency.

          In no event shall an instrument be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at the date of investment of greater than 120% of the yield to maturity at par of such underlying obligations.

          ERISA:  The Employee Retirement Income Security Act of 1974, as
          -----
amended.

          ERISA Prohibited Holder: As defined in Section 5.02(d).
          -----------------------

          Event of Default: Any of the events specified in Section 7.01.
          ----------------

          Excess Bankruptcy Loss: With respect to any Distribution Date and any
          ----------------------
Mortgage Loan as to which a Bankruptcy Loss is realized in the month preceding the month of such Distribution Date, (i) if the Aggregate Current Bankruptcy Losses with respect to such

Distribution Date exceed the then-applicable Bankruptcy Loss Amount, then the portion of such Bankruptcy Loss represented by the ratio of (a) the excess of the Aggregate Current Bankruptcy Losses over the then-applicable Bankruptcy Loss Amount, divided by (b) the Aggregate Current Bankruptcy Losses or (ii) if the Aggregate Current Bankruptcy Losses with respect to such Distribution Date are less than or equal to the then-applicable Bankruptcy Loss Amount, then zero. In addition, any Bankruptcy Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Bankruptcy Loss.

          Excess Fraud Loss: With respect to any Distribution Date and any
          -----------------
Mortgage Loan as to which a Fraud Loss is realized in the month preceding the month of such Distribution Date, (i) if the Aggregate Current Fraud Losses with respect to such Distribution Date exceed the then-applicable Fraud Loss Amount, then the portion of such Fraud Loss represented by the ratio of (a) the excess of the Aggregate Current Fraud Losses over the then-applicable Fraud Loss Amount, divided by (b) the Aggregate Current Fraud Losses, or (ii) if the Aggregate Current Fraud Losses with respect to such Distribution Date are less than or equal to the then-applicable Fraud Loss Amount, then zero. In addition, any Fraud Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Fraud Loss.

          Excess Special Hazard Loss:  With respect to any Distribution Date and
          --------------------------
any Mortgage Loan as to which a Special Hazard Loss is realized in the month preceding the month of such Distribution Date, (i) if the Aggregate Current Special Hazard Losses with respect to such Distribution Date exceed the then-applicable Special Hazard Loss Amount, then the portion of such Special Hazard Loss represented by the ratio of (a) the excess of the Aggregate Current Special Hazard Losses over the then-applicable Special Hazard Loss Amount, divided by
(b) the Aggregate Current Special Hazard Losses, or (ii) if the Aggregate Current Special Hazard Losses with respect to such Distribution Date are less than or equal to the then-applicable Special Hazard Loss Amount, then zero. In addition, any Special Hazard Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Special Hazard Loss.

          FDIC: The Federal Deposit Insurance Corporation or any successor
          ----
thereto.

          FHLMC:  The Federal Home Loan Mortgage Corporation or any successor
          -----
thereto.

          Final Distribution Date:  The Distribution Date on which the final
          -----------------------
distribution in respect of the Certificates is made pursuant to Section 9.01.

          [Fitch: Fitch IBCA, Inc., or its successor in interest.]
          ------

          Fixed Retained Yield: The fixed percentage of interest on each
          --------------------
Mortgage Loan with a Mortgage Interest Rate greater than the sum of (a) ___% and
(b) the Servicing Fee Rate, which will be determined on a loan by loan basis and will equal the Mortgage Interest Rate on each Mortgage Loan minus the sum of (a) and (b) which is not assigned to and not part of the Trust Estate.

          Fixed Retained Yield Rate: With respect to each Mortgage Loan, a per
          -------------------------
annum rate equal to the greater of (a) zero and (b) the Mortgage Interest Rate on such Mortgage Loan minus the sum of (i) ___% (ii) the Servicing Fee Rate.

          FNMA:  Fannie Mae or any successor thereto.
          ----

          Foreclosure Profits:  As to any Distribution Date, the excess, if any,
          -------------------
of (i) Net Liquidation Proceeds in respect of each Mortgage Loan that became a Liquidated Loan during the Unscheduled Principal Receipt Period for such Distribution Date over (ii) the sum of the unpaid principal balance of each such Liquidated Loan plus accrued and unpaid interest at the applicable Mortgage Interest Rate on the unpaid principal balance thereof from the Due Date to which interest was last paid by the Mortgagor (or, in the case of a Liquidated Loan that had been an REO Mortgage Loan, from the Due Date to which interest was last deemed to have been paid pursuant to Section 3.12) to the first day of the month in which such Distribution Date occurred.

          Fraud Loss Amount:  As of any Distribution Date after the Cut-Off Date
          -----------------
an amount equal to: (X) prior to the first anniversary of the Cut-Off Date an amount equal to $____________ minus the aggregate amount of Fraud Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the Cut-Off Date, and (Y) from the first through fifth anniversary of the Cut-Off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-Off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-Off Date minus (2) the Fraud Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the most recent anniversary of the Cut-Off Date. On and after the Cross-Over Date or after the fifth anniversary of the Cut-Off Date the Fraud Loss Amount shall be zero.

          Fraud Losses:  A Liquidated Loan Loss as to which there was fraud in
          ------------
the origination of such Mortgage Loan.

          Full Unscheduled Principal Receipt: Any Unscheduled Principal Receipt
          ----------------------------------
with respect to a Mortgage Loan (i) in the amount of the outstanding principal balance of such Mortgage Loan and resulting in the full satisfaction of such Mortgage Loan or (ii) representing Liquidation Proceeds other than Partial Liquidation Proceeds.

          Holder:  See "Certificateholder."
          ------

          Independent:  When used with respect to any specified Person, such
          -----------
Person who (i) is in fact independent of the Seller and the Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Seller or the Servicer or in an affiliate of either, and (iii) is not connected with the Seller or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

          Insurance Policy:  Any insurance or performance bond relating to a
          ----------------
Mortgage Loan or the Mortgage Loans, including any hazard insurance, special hazard insurance, flood insurance, primary mortgage insurance, mortgagor bankruptcy bond or title insurance.

          Insurance Proceeds:  Proceeds paid by any insurer pursuant to any
          ------------------
Insurance policy covering a Mortgage Loan.

          Insured Expenses:  Expenses covered by any Insurance Policy covering a
          ----------------
Mortgage Loan.

          Liquidated Loan:  A Mortgage Loan with respect to which the related
          ---------------
Mortgaged Property has been acquired, liquidated or foreclosed and with respect to which the Servicer determines that all Liquidation Proceeds which it expects to recover have been recovered.

          Liquidated Loan Loss:  With respect to any Distribution Date, the
          --------------------
aggregate of the amount of losses with respect to each Mortgage Loan which became a Liquidated Loan during the Unscheduled Principal Receipt Period for such Distribution Date, equal to the excess of (i) the unpaid principal balance of each such Liquidated Loan, plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Net Mortgage Interest Rate from the Due Date as to which interest was last paid with respect thereto through the last day of the month in which such Mortgage Loan became a Liquidated Loan, over (ii) Net Liquidation Proceeds with respect to such Liquidated Loan.

          Liquidation Expenses:  Expenses incurred by the Servicer in connection
          --------------------
with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions and conveyance taxes), any unreimbursed amount expended by the Servicer pursuant to
Section 3.08, 3.09 and 3.12 respecting the related Mortgage Loan and any unreimbursed expenditures for real property taxes or for property restoration or preservation of the related Mortgaged Property. Liquidation Expenses shall not include any previously incurred expenses in respect of an REO Mortgage Loan which have been netted against related REO Proceeds.

          Liquidation Proceeds:  Amounts received by the Servicer (including
          --------------------
Insurance Proceeds) in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, whether through foreclosure, sale or otherwise, including payments in connection with such Mortgage Loans received from the Mortgagor, other than amounts required to be paid to the Mortgagor pursuant to the terms of the applicable Mortgage or to be applied otherwise pursuant to law.

          Loan-to-Value Ratio:  The ratio, expressed as a percentage, the
          -------------------
numerator of which is the principal balance of a particular Mortgage Loan at origination (or, for purposes of Section 3.09, at the date of determination) and the denominator of which is the lesser of (x) the appraised value of the related Mortgaged Property determined in the appraisal used by the originator at the time of origination of such Mortgage Loan, and (y) if the Mortgage is originated in connection with a sale of the Mortgaged Property, the sale price for such Mortgaged Property.

          Lost Note Affidavit:  An affidavit executed by an Officer of the
          -------------------
Servicer identifying the applicable Mortgage Note, stating that such Mortgage Note has not been located after a thorough and diligent search and agreeing to indemnify the purchaser of the Mortgage Loan against any loss from the unavailability of the original Mortgage Note. Attached to such affidavit shall be a true and correct copy of the original Mortgage Note.

          Monthly Payment: As to any Mortgage Loan (including any REO Mortgage
          ---------------
Loan) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment for any Curtailments, Partial Liquidation Proceeds and Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than Deficient Valuations or similar proceeding or any moratorium or similar waiver or grace period).

          [Moody's: Moody's Investors Service, Inc., or its successor in
          --------
interest.]

          Mortgage: The mortgage, deed of trust or other instrument creating a
          --------
first lien on Mortgaged Property securing a Mortgage Note together with any Mortgage Loan Rider, if applicable.

          Mortgage File:  The mortgage documents listed in Section 2.01
          -------------
pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

          Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate at
          ----------------------
which interest accrues on the unpaid principal balance thereof as set forth in the related Mortgage Note, which rate is as indicated on the Mortgage Loan Schedule.

          Mortgage Loan Purchase Agreement: The mortgage loan purchase agreement
          --------------------------------
dated ________ __, 19__, pursuant to which the Seller purchased the Mortgage Loans from NationsBanc Mortgage Corporation.

          Mortgage Loan Rider:  Any of the standard FNMA/FHLMC riders to the
          -------------------
Mortgage Note and/or Mortgage riders required when the Mortgaged Property is a condominium unit or a unit in a planned unit development.

          Mortgage Loan Schedule: The list of the Mortgage Loans transferred to
          ----------------------
the Trustee on the Closing Date as part of the Trust Estate and attached hereto as Exhibit F, which list may be amended following the Closing Date upon conveyance of a substitute Mortgage Loan pursuant to Section 2.02 or 2.03 and which list shall set forth at a minimum the following information as to each Mortgage Loan:

          (i)    the Mortgage Loan identifying number;

          (ii)   the city, state and zip code of the Mortgaged Property;

          (iii)  the type of property;

          (iv)   the Mortgage Interest Rate;

          (v)    the Net Mortgage Interest Rate;

          (vi)   the Monthly Payment;

          (vii)  the original number of months to maturity;

          (viii) the scheduled maturity date;

          (ix)   the Cut-Off Date Principal Balance;

          (x)    the Loan-to-Value Ratio at origination;

          (xi)   whether such Mortgage Loan is a Subsidy Loan;

          (xii) whether such Mortgage Loan is covered by primary mortgage insurance; and

          (xiii) the Fixed Retained Yield Rate.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

          Mortgage Loans: Each of the mortgage loans transferred and assigned to
          --------------
the Trustee on the Closing Date pursuant to Section 2.01 and any mortgage loans substituted therefor pursuant to Section 2.02 or 2.03, in each case as from time to time are included in the Trust Estate as identified in the Mortgage Loan Schedule.

          Mortgage Note: The note or other evidence of indebtedness evidencing
          -------------
the indebtedness of a Mortgagor under a Mortgage Loan together with any related Mortgage Loan Riders, if applicable.

          Mortgaged Property: The property subject to a Mortgage, which may
          ------------------
include Co-op Shares.

          Mortgagor:  The obligor on a Mortgage Note.
          ---------

          Net Foreclosure Profits:  As to any Distribution Date, the amount, if
          -----------------------
any, by which (i) Aggregate Foreclosure Profits with respect to such Distribution Date exceed (ii) Liquidated Loan Losses with respect to such Distribution Date.

          Net Liquidation Proceeds:  As to any defaulted Mortgage Loan,
          ------------------------
Liquidation Proceeds net of Liquidation Expenses.

          Net Mortgage Interest Rate: With respect to each Mortgage Loan, a rate
          --------------------------
equal to (i) the Mortgage Interest Rate on such Mortgage Loan minus (ii) the sum of (a) the Servicing Fee Rate, as set forth in Section 11.25 with respect to such Mortgage Loan and (b) the Fixed Retained Yield Rate, for such Mortgage Loan. Any regular monthly computation of interest at such rate shall be based upon annual interest at such rate on the applicable amount divided by twelve.

          Net REO Proceeds: As to any REO Mortgage Loan, REO Proceeds net of any
          ----------------
related expenses of the Servicer.

          Non-permitted Foreign Holder: As defined in Section 5.02(d).
          ----------------------------

          Non-PO Fraction: With respect to any Mortgage Loan, the lesser of (i)
          ---------------
1.00 and (ii) the quotient obtained by dividing the Net Mortgage Interest Rate for such Mortgage Loan by ___%.

          Nonrecoverable Advance: Any portion of a Periodic Advance previously
          ----------------------
made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed to the Servicer or the Trustee and which, in the good faith judgment of the Servicer or the Trustee will not, or in the case of a proposed Periodic Advance would not, be ultimately recoverable from Liquidation Proceeds or other recoveries in respect of the related Mortgage Loan. The determination by the Servicer or the Trustee (i) that it has made a Nonrecoverable Advance or (ii) that any proposed advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer of the Servicer delivered to the Trustee and detailing the reasons for such determination, but any delay or failure by the Servicer to send such certificate shall not impair the Servicer's or the Trustee's right to withhold or recover such advance.

          Non-Supported Interest Shortfall: With respect to any Distribution
          --------------------------------
Date, the excess, if any, of the aggregate Prepayment Interest Shortfall over the aggregate Servicing Fee (before offset pursuant to Section 3.19) with respect to payments and other recoveries on the Mortgage Loans distributable on such Distribution Date. With respect to each Distribution Date occurring on or after the Cross-Over Date, the Non-Supported Interest Shortfall as determined pursuant to the preceding sentence shall be increased by any Cross-Over Date Interest Shortfall, for such Distribution Date. Any Non-Supported Interest Shortfall will be allocated to (a) the Class A Certificates according to the percentage obtained by dividing the Class A Non-PO Principal Balance by the sum of the Class A Non-PO Principal Balance, and the Aggregate Class B Principal Balance, and (b) the Class B Certificates according to the percentage obtained by dividing the Aggregate Class B Principal Balance by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance.

          Non-U.S. Person: As defined in Section 4.01(f).
          ---------------

          Officers' Certificate: With respect to any Person, a certificate
          ---------------------
signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries of such Person (or, in the case of a

Person which is not a corporation, signed by the person or persons having like responsibilities), and delivered to the Trustee.

          Opinion of Counsel: A written opinion of counsel, who may be outside
          ------------------
or salaried counsel for the Seller or the Servicer, or any affiliate of the Seller or the Servicer, acceptable to the Trustee; provided, however, that with respect to REMIC matters, matters relating to the determination of Eligible Accounts or matters relating to transfers of Certificates, such counsel shall be Independent.

          Optimal Adjustment Event: With respect to any Class of Class B
          ------------------------
Certificates and any Distribution Date, an Optimal Adjustment Event will occur with respect to such Class if: (i) the principal balance of such Class on the Determination Date succeeding such Distribution Date would have been reduced to zero (regardless of whether such principal balance was reduced to zero as a result of principal distribution or the allocation of Realized Losses) and
(ii)(a) any Class A Principal Balance would be subject to further reduction as a result of the third sentence of the definition of Class A Principal Balance or with respect to any Class of Class B Certificates, the Class B Principal Balance of a Class of Class B Certificates with a lower numerical designation would be reduced with respect to such Distribution Date as a result of the application of clause (ii) of the definition of Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance or Class B-6 Principal Balance.

          Original Aggregate Class B Principal Balance: The sum of the Original
          --------------------------------------------
Class B-1 Principal Balance, Original Class B-2 Principal Balance, Original Class B-3 Principal Balance, Original Class B-4 Principal Balance, Original Class B-5 Principal Balance and original Class B-6 principal Balance, as set forth in Section 11.13.

          Original Class A Percentage: The Class A Percentage as of the Cut-Off
          ---------------------------
Date, as set forth in Section 11.04.

          Original Class A Non-PO Principal Balance: The sum of the Original
          -----------------------------------------
Class A Principal Balances of the Class A-1, Class A-2, Class A-3 and Class A-R Certificates, as set forth in Section 11.06.

          Original Class A Principal Balance: Any of the Original Class A
          ----------------------------------
Principal Balances as set forth in Section 11.05.

          Original Class B-1 Fractional Interest: The percentage obtained by
          --------------------------------------
dividing the sum of the Original Class B-2 Principal Balance, the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance, the Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Aggregate Class B Principal Balance, as specified in Section 11.15.

          Original Class B-2 Fractional Interest: The percentage obtained by
          --------------------------------------
dividing the sum of the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance, the Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Aggregate Class B Principal Balance, as specified in Section 11.16.

          Original Class B-3 Fractional Interest: The percentage obtained by
          --------------------------------------
dividing the sum of the Original Class B-4 Principal Balance, the Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Aggregate Class B Principal Balance, as specified in Section 11.17.

          Original Class B-4 Fractional Interest: The percentage obtained by
          --------------------------------------
dividing the sum of the Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Aggregate Class B Principal Balance, as specified in
Section 11.18.

          Original Class B-5 Fractional Interest: The percentage obtained by
          --------------------------------------
dividing the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Aggregate Class B Principal Balance, as specified in Section 11.19.

          Original Class B-1 Percentage: The Class B-1 Percentage as of the Cut-
          -----------------------------
Off Date, as set forth in Section 11.07.

          Original Class B-2 Percentage: The Class B-2 Percentage as of the Cut-
          -----------------------------
Off Date, as set forth in Section 11.08.

          Original Class B-3 Percentage: The Class B-3 Percentage as of the Cut-
          -----------------------------
Off Date, as set forth in Section 11.09.

          Original Class B-4 Percentage: The Class B-4 Percentage as of the Cut-
          -----------------------------
Off Date, as set forth in Section 11.10.

          Original Class B-5 Percentage: The Class B-5 Percentage as of the Cut-
          -----------------------------
Off Date, as set forth in Section 11.11.

          Original Class B-6 Percentage: The Class B-6 Percentage as of the Cut-
          -----------------------------
Off Date, as set forth in Section 11.12.

          Original Class B-1 Principal Balance: The Class B-1 Principal Balance
          ------------------------------------
as of the Cut-Off Date, as set forth in Section 11.14.

          Original Class B-2 Principal Balance: The Class B-2 Principal Balance
          ------------------------------------
as of the Cut-Off Date, as set forth in Section 11.14.

          Original Class B-3 Principal Balance: The Class B-3 Principal Balance
          ------------------------------------
as of the Cut-Off Date, as set forth in Section 11.14.

          Original Class B-4 Principal Balance: The Class B-4 Principal Balance
          ------------------------------------
as of the Cut-Off Date, as set forth in Section 11.14.

          Original Class B-5 Principal Balance: The Class B-5 Principal Balance
          ------------------------------------
as of the Cut-Off Date, as set forth in Section 11.14.

          Original Class B-6 Principal Balance: The Class B-6 Principal Balance
          ------------------------------------
as of the Cut-Off Date, as set forth in Section 11.14.

          Original Subordinated Percentage: The Subordinated Percentage as of
          --------------------------------
the Cut-Off Date, as set forth in Section 11.20.

          Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan
          -------------------------
(including an REO Mortgage Loan) which was not the subject of a Full Unscheduled Principal Receipt prior to such Due Date and which was not repurchased by the Seller prior to such Due Date pursuant to Section 2.02, 2.03 or 3.12.

          Partial Liquidation Proceeds: Liquidation Proceeds received by the
          ----------------------------
Servicer on a Mortgage Loan prior to such Mortgage Loan becoming a Liquidated Loan.

          Partial Unscheduled Principal Receipt: An Unscheduled Principal
          -------------------------------------
Receipt which is not a Full Unscheduled Principal Receipt.

          Paying Agent: The Person authorized on behalf of the Trustee, as agent
          ------------
for the Trustee, to make distributions to Certificateholders with respect to the Certificates, to forward to Certificateholders the periodic and annual statements required by Section 4.04. The Paying Agent may be any Person directly or indirectly controlling or controlled by or under common control with the Servicer and may be the Trustee. The initial Paying Agent is the Trustee.

          Payment Account: The account maintained pursuant to Section 4.03.
          ---------------

          Percentage Interest: With respect to a Class A Certificate, the
          -------------------
undivided percentage interest obtained by dividing the original principal balance of such Certificate by the aggregate original principal balance of all Certificates of such Class of Class A Certificates. With respect to a Class B Certificate, the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the aggregate original principal balance of all Certificates of such Class of Class B Certificates.

          Periodic Advance: The aggregate of the advances required to be made by
          ----------------
the Servicer or the Trustee on any Distribution Date hereunder, the amount of any such advances being equal to the total of all Monthly Payments (adjusted, in each case in respect of interest, to the applicable Net Mortgage Interest Rate) on the Mortgage Loans, that (x) were delinquent as of the close of business on the Business Day preceding the related Determination Date, (y) were not the subject of a previous Periodic Advance by the Servicer or the Trustee and (z) have not been determined by the Servicer or the Trustee to be Nonrecoverable Advances.

          Person: Any individual, corporation, partnership, joint venture,
          ------
association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          Plan: As defined in Section 5.02(c).
          ----

          PO Fraction: With respect to any Discount Mortgage Loan, the
          -----------
difference between 1.0 and the Non-PO Fraction for such Mortgage Loan; with respect to any other Mortgage Loan, zero.

          Pool Balance (Non-PO Portion): As of any Distribution Date, the sum of
          -----------------------------
the amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the Non-PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

          Pool Balance (PO Portion): As of any Distribution Date, the sum of the
          -------------------------
amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

          Pool Distribution Amount: As of any Distribution Date, the funds
          ------------------------
eligible for distribution to the Holders of the Certificates on such Distribution Date, which shall be the sum of (i) all previously undistributed payments or other receipts on account of principal and interest on the Mortgage Loans (including, without limitation, the proceeds of any repurchase of a Mortgage Loan, with respect to the applicable Remittance Date in the month of such Distribution Date and any Unscheduled Principal Receipts received) on or prior to the Business Day preceding such Distribution Date (ii) all Periodic Advances made by the Servicer or the Trustee hereunder, and (iii) all other amounts placed in the Certificate Account by the Servicer on or before the applicable Remittance Date or by the Trustee on or prior to the Distribution Date, but excluding the following:

               (a) amounts received as late payments of principal or interest and respecting which the Servicer or the Trustee has previously made an unreimbursed Periodic Advance;

               (b) the portion of Liquidation Proceeds used to reimburse any unreimbursed Periodic Advances by the Servicer or the Trustee;

               (c) those portions of each payment of interest on a particular Mortgage Loan which represent (i) the Fixed Retained Yield, if any, and
     (ii) the Servicing Fee, as adjusted in respect of Principal Prepayments pursuant to Section 3.19 hereof;

               (d)  any Amount held for Future Distribution;

               (e) all repurchase proceeds with respect to Mortgage Loans repurchased by the Seller pursuant to Section 2.02 or 2.03 on or following the Due Date in the month in which such Distribution Date occurs and the difference between the unpaid principal balance of such Mortgage Loan substituted for a defective

     Mortgage Loan during the month preceding the month in which such Distribution Date occurs and the unpaid principal balance of such defective Mortgage Loan;

               (f) that portion of Liquidation Proceeds and REO Proceeds which represents any unpaid Servicing Fee;

               (g) all income from Eligible Investments that is held in the Certificate Account or the Payment Account for the account of the Servicer;

               (h) all other amounts permitted to be withdrawn from the Certificate Account in respect of the Mortgage Loans, to the extent not covered by clauses (a) through (g) above, or not required to be deposited in the Certificate Account under this Agreement;

               (i)  Net Foreclosure Profits; and

               (j) the amount of any recovery in respect of a Realized Loss allocated to the Certificates pursuant to 4.02(d).

          Pool Scheduled Principal Balance: As to any Distribution Date, the
          --------------------------------
aggregate Scheduled Principal Balances of all Mortgage Loans that were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

          Premium Mortgage Loan: A Mortgage Loan with a Net Mortgage Interest
          ---------------------
Rate of __% or greater.

          Prepayment In Full: With respect to any Mortgage Loan, a payment
          ------------------
consisting of a Principal Prepayment in the amount of the outstanding principal balance of such loan and resulting in the full satisfaction of such obligation.

          Prepayment Interest Shortfall: On any Distribution Date, the amount of
          -----------------------------
interest, if any, that would have accrued on any Curtailment with respect to a Mortgage Loan or on any Mortgage Loan which was the subject of a Prepayment in Full at the Net Mortgage Interest Rate for such Mortgage Loan from the date of the application of such Curtailment or its Prepayment in Full, as the case may be, through the last day of the month prior to the month of such Distribution Date.

          Principal Adjustment: In the event that the Class B-1 Optimal Principal Amount, Class B-2 Optimal Principal Amount, Class B-3 Optimal Principal Amount, Class B-4 Optimal Principal Amount, Class B-5 Optimal Principal Amount or Class B-6 Optimal Principal Amount is calculated in accordance with the proviso in such definition with respect to any Distribution Date, the Principal Adjustment for such Class of Class B Certificates shall equal the difference between (i) the amount that would have been distributed to such Class as principal in accordance with Section 4.01(a) for such Distribution Date, calculated without regard to such proviso and assuming there are no

Principal Adjustments for such Distribution Date and (ii) the Adjusted Principal Balance for such Class.

          Principal Balance: Any of the Class A Principal Balances, or Class B
          -----------------
Principal Balances.

          Principal Prepayment: Any Mortgagor payment on a Mortgage Loan which
          --------------------
is received in advance of its Due Date and is not accompanied by an amount representing scheduled interest for any period subsequent to the date of prepayment .

          Prohibited Transaction Tax: Any tax imposed under Section 860F of the
          --------------------------
Code.

          Qualified Mortgage Insurer: A mortgage guaranty insurance company
          --------------------------
qualified under the laws of the State of New York to transact a mortgage guaranty insurance business therein and to write the insurance provided by primary mortgage insurance policies and approved as an insurer by FNMA or FHLMC and whose obligations have a rating by each Rating Agency not lower than the rating of the Certificates.

          Rating Agency: Any nationally recognized statistical credit rating
          -------------
agency, or its successor, that rated one or more Classes of the Certificates at the request of the Seller at the time of the initial issuance of the Certificates. The Rating Agencies for the Class A Certificates and Class B-1 Certificates are [Fitch] [Moody's] [DCR] and [S&P]. The Rating Agency for the Class B-2, Class B-3, Class B-4 and Class B-5 Certificates is [Fitch] [Moody's] [DCR] [S&P]. If either such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Seller, notice of which designation shall be given to the Trustee and Servicer. References herein to the highest short-term rating category of a Rating Agency shall mean in the case of ___ and ___ in the case of ____ and in the case of any other Rating Agency shall mean its equivalent of such ratings without any plus or minus. References herein to the highest long-term rating categories of a Rating Agency shall mean ____ in the case of ____ and ____ and in the case of any other Rating Agency shall mean its equivalent of such ratings without any plus or minus.

          Realized Losses: With respect to any Distribution Date, Liquidated
          ---------------
Loan Losses (including Special Hazard Losses and Fraud Losses) and Bankruptcy Losses incurred in the month preceding the month of such Distribution Date.

          Record Date: The last Business Day of the month preceding the month of
          -----------
the related Distribution Date.

          Relevant Anniversary: See "Bankruptcy Loss Amount."
          --------------------

          REMIC: A "real estate mortgage investment conduit" as defined in Code
          -----
Section 860D. "The REMIC" means the REMIC constituted by the Trust Estate.

          REMIC Provisions: Provisions of the federal income tax law relating to
          ----------------
REMICs, which appear at Sections 860A through 860G of Part IV of Subchapter M of Chapter 1 of Subtitle A of the Code, and related provisions, and U.S. Department of the Treasury temporary, proposed or final regulations promulgated thereunder, as the foregoing are in effect (with respect to proposed regulations, are proposed to be in effect) from time to time.

          Remittance Date: The _____ day of each month (or the preceding
          ---------------
Business Day if the ______ day is not a Business Day). Each month, the Servicer must transfer all required funds from the Servicer Custodial Account to the Certificate Account on or before the Remittance Date.

          REO Mortgage Loan: Any Mortgage Loan which is not a Liquidated Loan
          -----------------
and as to which the indebtedness evidenced by the related Mortgage Note is discharged and the related Mortgaged Property is held as part of the Trust Estate.

          REO Proceeds: Proceeds received in respect of any REO Mortgage Loan
          ------------
(including, without limitation, proceeds from the rental of the related Mortgaged Property).

          Request for Release: A request for release in substantially the form
          -------------------
attached as Exhibit G hereto.

          Responsible Officer: When used with respect to the Trustee, the
          -------------------
Chairman or Vice-Chairman of the Board of Directors or Trustees, the Chairman or Vice-Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          Rule 144A: Rule 144A promulgated under the Securities Act of 1933, as
          ---------
amended.

          Scheduled Principal Balance: As to any Mortgage Loan and Distribution
          ---------------------------
Date, the principal balance of such Mortgage Loan as of the Due Date in the month preceding the month of such Distribution Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy (other than Deficient Valuations) or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to (A) Unscheduled Principal Receipts received by the Servicer prior to such Due Date, (B) Deficient Valuations incurred prior to such Due Date and (C) the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor. Accordingly, the Scheduled Principal Balance of a

Mortgage Loan which becomes a Liquidated Loan at any time through the last day of such related Unscheduled Principal Receipt Period shall be zero.

          Seller: Nations Mortgage Securities Corporation, a Delaware
          ------
corporation, or its successor in interest.

          Senior Optimal Amount: As to any Distribution Date, the sum for such
          ---------------------
Distribution Date of (a) the Class A Non-PO Optimal Amount and (b) the Class A-PO Optimal Principal Amount.

          Servicer: NationsBanc Mortgage Corporation, a Texas corporation, or
          --------
its successor in interest or permitted assigns.

          Servicer Custodial Account: The account established and maintained
          --------------------------
pursuant to Section 3.02. The Servicer Custodial Account shall be an Eligible Account.

          Servicer Failure: As to any Distribution Date, the failure of the
          ----------------
Servicer to deposit a Periodic Advance in the Payment Account as required under
Section 4.03(c)(i).

          Servicing Account: The account created and maintained pursuant to
          -----------------
Section 3.09.

          Servicing Fee: With respect to any Mortgage Loan and any Distribution
          -------------
Date, the fee payable monthly to the Servicer pursuant to Section 3.14 for the servicing of such Mortgage Loan, such fee, subject to offset pursuant to Section 3.19, being equal to the product of the Servicing Fee Rate and Scheduled Principal Balance of such Mortgage Loan.

          Servicing Fee Rate: As set forth in Section 11.25.
          ------------------

          Servicing Officer: Any officer of the Servicer involved in, or
          -----------------
responsible for, the administration and servicing of the Mortgage Loans.

          Similar Law: As defined in Section 5.02(c).
          -----------

          Single Certificate: A Certificate of any Class that evidences the
          ------------------
smallest permissible Denomination for such Class, as set forth in Section 11.24.

          Special Hazard Loss: (i) A Liquidated Loan Loss suffered by a
          -------------------
Mortgaged Property on account of direct physical loss, exclusive of (a) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.07 and (b) any loss caused by or resulting from:

          (1)  normal wear and tear;

          (2) infidelity, conversion or other dishonest act on the part of the Trustee, the Servicer or any of their agents or employees; or

          (3) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues;

or (ii) any Liquidated Loan Loss suffered by the Trust Estate arising from or related to the presence or suspected presence of hazardous wastes or hazardous substances on a Mortgaged Property unless such loss to a Mortgaged Property is covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.07. The determination of the Servicer that a Liquidated Loan Loss is a Special Hazard Loss shall be conclusive and binding.

          Special Hazard Loss Amount: As of any Distribution Date, an amount
          --------------------------
equal to $_______ minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to the Class B Certificates in accordance with Section
4.04 and (ii) the Special Hazard Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-Off Date, the Special Hazard Adjustment Amount shall be calculated and shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Special Hazard Adjustment Amount for such anniversary) exceeds the greater of (A) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary, (B) twice the outstanding principal balance of the Mortgage Loan in the Trust Estate which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary and (C) that which is necessary to maintain the original ratings on the Class A and Class B-1 Certificates, as evidenced by letters to that effect delivered by ____ and ____ to the Servicer and the Trustee. On and after the Cross-Over Date the Special Hazard Loss Amount shall be zero.

          Special Hazard Percentage: As of each anniversary of the Cut-Off Date,
          -------------------------
the greater of (i) 1.00% and (ii) the largest percentage obtained by dividing the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

          Startup Day: As defined in Section 2.05.
          -----------

          Subordinated Percentage: As to any Distribution Date, the percentage
          -----------------------
which is the difference between 100% and the Class A Percentage for such date.

          Subordinated Prepayment Percentage: As to any Distribution Date, the
          ----------------------------------
percentage which is the difference between 100% and the Class A Prepayment Percentage for such date.

          Subsidy Account: If the Trust Estate contains any Subsidy Loans, the
          ---------------
deposit account or accounts created and maintained by the Servicer for deposit of Subsidy Funds and amounts payable under interest subsidy agreements relating to mortgage loans other than the Mortgage Loans. The Subsidy Account shall be an Eligible Account.

          Subsidy Funds: If the Trust Estate contains any Subsidy Loans, funds
          -------------
contributed by the employer of a Mortgagor in order to reduce the payments required from the Mortgagor for a specified period in specified amounts.

          Subsidy Loan: Any Mortgage Loan subject to a temporary interest
          ------------
subsidy agreement pursuant to which the monthly interest payments made by the related Mortgagor will be less than the scheduled monthly interest payments on such Mortgage Loan, with the resulting difference in interest payments being provided by the employer of the Mortgagor. Each Subsidy Loan will be identified as such in the Mortgage Loan Schedule.

          Substitute Mortgage Loan: As defined in Section 2.02
          ------------------------

          Substitution Principal Amount: With respect to any Mortgage Loan
          -----------------------------
substituted pursuant to Section 2.02 or 2.03, the excess of (x) the unpaid principal balance of the Mortgage Loan which is substituted for over (y) the unpaid principal balance of the substitute Mortgage Loan, each balance being determined as of the date of substitution.

          [S&P: Standard & Poor's, or its successor in interest.]
           ---

          Trust Estate: The corpus of the trust created by this Agreement,
          ------------
consisting of the Mortgage Loans other than the Fixed Retained Yield, such amounts as shall from time to time be held in the Certificate Account and the Payment Account, the insurance policies, if any, relating to a Mortgage Loan, property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure, right to receive amounts, if any, payable on behalf of any Mortgagor from the Subsidy Account relating to any Subsidy Loan. The Subsidy Account shall not be part of the REMIC comprised by the Trust Estate.

          Trustee: ________________________________________, or any successor
          -------
trustee appointed as herein provided.

          Unpaid Interest Shortfall: Any of the Class A Unpaid Interest
          -------------------------
Shortfalls, or Class B Unpaid Interest Shortfalls.

          Unpaid REO Amortization: As to any REO Mortgage Loan and any month,
          -----------------------
the aggregate of the installments of principal and accrued interest (adjusted to the related Net Mortgage Interest Rate) deemed to be due in such month and in any prior months that remain unpaid, calculated in accordance with Section 3.11.

          Unscheduled Principal Receipt: Any Principal Prepayment or other
          -----------------------------
recovery of principal on a Mortgage Loan, including, without limitation, Liquidation Proceeds, Net REO Proceeds and proceeds received from any condemnation award or proceeds in lieu of condemnation other than that portion of such proceeds released to the Mortgagor in accordance with the terms of the Mortgage or Accepted Servicing Practices, but excluding any Net

Foreclosure Profits and proceeds of a repurchase of a Mortgage Loan by the Seller and any Substitution Principal Amounts. Except as set forth in the last sentence of Section 4.02(d), a Recovery shall not be treated as an Unscheduled Principal Receipt.

          Unscheduled Principal Receipt Period: With respect to any Distribution
          ------------------------------------
Date, the month preceding the month in which such Distribution Date occurs.

          U.S. Person: As defined in Section 4.01(f).
          -----------

          Voting Interest: With respect to any Class of Certificates, the
          ---------------
percentage obtained by dividing the Principal Balance of such Class by the sum of the Aggregate Class A Principal Balance and the Aggregate Class B Principal Balance. With respect to a Certificate of any Class, the percentage obtained by multiplying the Percentage Interest represented by such Certificate and the Voting Interest for such Class.

          Weighted Average Net Mortgage Interest Rate: As to any Distribution
          -------------------------------------------
Date, a rate per annum equal to the average, expressed as a percentage, of the Net Mortgage Interest Rates of all Mortgage Loans that were Outstanding Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date, weighted on the basis of the respective Scheduled Principal Balances of such Mortgage Loans.

          Section 1.02. Acts of Holders.
                        ---------------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, if made in the manner provided in this
Section 1.02. The Trustee shall promptly notify the Servicer in writing of the receipt of any such instrument or writing.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. When such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c) The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee and the Authenticating Agent) shall be proved by the Certificate Register, and neither the Trustee, the Seller nor the Servicer shall be affected by any notice to the contrary.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other action of the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Seller or the Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

          Section 1.03. Effect of Headings and Table of Contents.
                        ----------------------------------------

          The Article and Section headings in this Agreement and the Table of Contents are for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

          Section 1.04. Benefits of Agreement.
                        ---------------------

          Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

                                  ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                     ORIGINAL ISSUANCE OF THE CERTIFICATES

          Section 2.01. Conveyance of Mortgage Loans; Reservation of Any Fixed
          ------------  ------------------------------------------------------
Retained Yield. The Seller, concurrently with the execution and delivery hereof,
--------------
does hereby assign to the Trustee without recourse all the right, title and interest of the Seller in and to the Trust Estate, including all interest (other than the portion, if any, representing Fixed Retained Yield) and principal received by the Seller on or with respect to the Mortgage Loans after the Cut-Off Date (and including scheduled payments of principal and interest due after the Cut-Off Date but received by the Seller on or before the Cut-Off Date and Principal Prepayments received or applied on the Cut-Off Date, but not including payments of principal and interest due on the Mortgage Loans on or before the Cut-Off Date), together with all right, title and interest in and to the proceeds of any related insurance policies and the Seller's right to receive amounts, if any, payable on behalf of any Mortgagor from the Subsidy Account relating to any Subsidy Loan; provided, however, that the Seller does not assign, but instead expressly retains, all of its right, title and interest in and to the Fixed Retained Yield, if any, with respect to each Mortgage Loan.

          In connection with such assignment, the Seller does hereby deliver to, and deposit with (or, with respect to the documents set forth in clause (vi) below, shall, in accordance with the provisions of this Section 2.01, deliver to, or cause the Servicer to deliver to, and deposit with), the Trustee, or to and with one or more Custodians, the originals of the following documents or instruments with respect to each Mortgage Loan so assigned:

          (i) The original Mortgage Note bearing all intervening endorsements, endorsed without recourse to the Trustee or in blank or, in lieu of such Mortgage Note, a Lost Note Affidavit;

          (ii) Any assumption, modification, consolidation or extension agreements;

          (iii) An assignment to the Trustee of the Mortgage in recordable form (other than recording information not yet received from the applicable recording office);

          (iv) The original Mortgage with evidence of recording indicated thereon (or, if such original recorded Mortgage has not yet been returned to the Seller by the applicable recording office, a copy thereof certified by the Seller, as set forth in the following proviso, to be a true and complete copy of such Mortgage sent for recording);

          (v) All intervening assignments of the Mortgage in the possession of the Seller, if any (or, if any such original intervening assignment has been transmitted for recording and has not yet been returned to the Seller by the applicable recording office, a copy thereof, certified by the Seller, as set forth in the following proviso, to be a true and complete copy of such assignment sent for recording);

          (vi) (A) an original policy of title insurance pertaining to such Mortgage Loan or, with respect to loans secured by properties in jurisdictions where title policies are not available, the original attorney's opinion of title and in the event that the policy has not been issued or is not otherwise available, (X) a written binding ALTA commitment for such a policy (or a photocopy thereof) issued by the respective title insurance company, or (Y) a Preliminary Title Report (or a photocopy thereof) if the Mortgaged Property is in a state designated by the Servicer as a Preliminary Title Report state and (B) the certificate of primary mortgage insurance, if any, issued in relation to such Mortgage Loan (or a copy thereof certified by the Seller to be a true and complete copy if the Seller has not received the original certificate from the insurer), or if, as of the Cut-Off Date, a certificate of primary mortgage insurance was required with respect to such Mortgage Loan, but subsequently such requirement was waived pursuant to the terms of this Agreement, then the Servicer shall deliver an Officer's Certificate to the Trustee to that effect;

          (vii) for each Mortgage Loan which is secured by a residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an Officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation; and

in the case of a Mortgage Loan secured by Co-op Shares, the originals of the following documents or instruments:

          (a)   The stock certificate;

          (b)   The stock power executed in blank;

          (c)   The executed proprietary lease;

          (d)   The executed recognition agreement;

          (e)   The executed assignment of recognition agreement;

          (f) The executed UCC-1 financing statement with evidence of recording thereon or, if such original recorded financing statement has not yet been returned to the Seller by the applicable recording office, a copy thereof certified by the Seller, as set forth in the following proviso, to be a true and complete copy of such financing statement sent for recording; and

          (g) Executed UCC-3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation) or, if any such original recorded financing statement has not yet been returned to the Seller by the applicable recording office, a copy thereof certified by the Seller, as set forth in the following proviso, to be a true and complete copy of such financing statement sent for recording;

provided, however, that in the case of any Mortgage Loans which have been
--------  -------
prepaid in full on or after the Cut-Off Date and prior to the date of the execution of this Agreement, the Seller, in lieu of delivering the above documents, hereby delivers to the Trustee a certification of an officer of the Seller of the nature set forth in Section 3.13; and provided further, however, that as to certain Mortgages or assignments thereof or financing statements which have been delivered or are being delivered to recording offices for recording and have not been returned to the Seller in time to permit their delivery hereunder at the time of such transfer, in lieu of delivering such original documents, the Seller is delivering to the Trustee a true copy thereof with a certification by the Seller on the face of such copy substantially as follows: "certified true and correct copy of original which has been transmitted for recordation". The Seller will deliver such documents to the Trustee promptly after they are received, but in any event no later than 90 days after the date of execution of this Agreement, unless the Seller is delayed in so doing by reason of the fact that any such documents shall not have been returned by the appropriate recording office. The Seller agrees, at its own expense, to record (or to provide the Trustee with evidence of recordation thereof) each assignment referred to in clause (iii) above promptly after the Closing Date in the appropriate public office for real property records, provided that such assignments are redelivered by the Trustee to the Seller, unless the Seller furnishes to the Trustee an unqualified Opinion of Counsel reasonably acceptable to the Trustee to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the Seller or the originator of such Mortgage Loan. The Seller agrees, at its own expense, to record any UCC-3 financing statements not previously recorded (and to provide the Trustee with evidence of such recordation) promptly after the Closing Date in the appropriate public offices.

          The Seller and the Trustee intend the transfer of the Mortgage Loans to be a sale of assets and not a pledge of assets to secure debt and therefore agree to treat the transfer as such for financial accounting and reporting purposes.

          Section 2.02.  Acceptance by Trustee. The Trustee acknowledges receipt
                         ---------------------
of the Mortgage Notes, the Mortgages, the assignments and other documents referred to in Section 2.01 above and declares that it holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it in trust, upon the trusts herein set forth, for the use and benefit of all present and future Certificateholders. The Trustee agrees, for the benefit of Certificateholders, to review each Mortgage File within 45 days after execution of this Agreement in order to ascertain that all required documents set forth in Section 2.01 have been executed and received and appear regular on their face, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule, and in so doing the Trustee may rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If within such 45 day period the Trustee finds any document constituting a part of a Mortgage File not to have been executed or received or to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule or not to appear regular on its face, the Trustee shall promptly (and in no event more than 30 days after the discovery of such defect) notify the Seller, which shall have a period of 60 days after such notice within which to correct or cure any such defect. The Seller hereby covenants and agrees that, if any material defect is not so corrected or cured, the Seller will, not later than 60 days after the Trustee's notice to it referred to above respecting such defect, either (i) repurchase the related Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to (a) 100% of the unpaid principal balance of such Mortgage Loan plus (b) accrued interest at the Net Mortgage Interest Rate of such Mortgage Loan through the last day of the month in which such repurchase takes place or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for any Mortgage Loan to which such material defect relates, a new mortgage loan (a "Substitute Mortgage Loan") having such characteristics so that the representations and warranties of the Seller set forth in Section 2.03(b) hereof (other than Section 2.03(b)(i)) would not have been incorrect had such Substitute Mortgage Loan originally been a Mortgage Loan. In no event shall any Substitute Mortgage Loan have an unpaid principal balance, as of the date of substitution, greater than the Scheduled Principal Balance (reduced by the scheduled payment of principal due on the Due Date in the month of substitution) of the Mortgage Loan for which it is substituted. In addition, such substitute Mortgage Loan shall have a Loan-to-Value Ratio less than or equal to and a Mortgage Interest Rate equal to that of the Mortgage Loan for which it is substituted.

          In the case of a repurchased Mortgage Loan or property, the purchase price shall be deposited by the Seller in the Servicer Custodial Account maintained by the Servicer pursuant to Section 3.02. In the case of a Substitute Mortgage Loan, the Mortgage File relating thereto shall be delivered to the Trustee and the Substitution Principal Amount, together with (i) interest on such Substitution Principal Amount at the applicable Net Mortgage Interest Rate to the following Due Date of such Mortgage Loan which is being substituted for and (ii) an amount equal to the aggregate amount of unreimbursed Periodic Advances in respect of interest previously made by the Servicer with respect to such Mortgage Loan, shall be deposited in the Servicer Custodial Account. The Monthly Payment on the substitute Mortgage Loan for the Due Date in the month of substitution shall not be part of the Trust Estate. Upon receipt by the Trustee of written notification of any such deposit signed by an officer of the Seller, or the new Mortgage File, as the case may be, the Trustee shall release to the Seller the related Mortgage File and shall execute and deliver such instrument of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Seller legal and beneficial ownership of such substituted or repurchased Mortgage Loan or property. It is understood and agreed that the obligation of the Seller to substitute a new Mortgage Loan for or repurchase any Mortgage Loan or property as to which such a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to the Certificateholders or the Trustee on behalf of the Certificateholders. The failure of the Trustee to give any notice contemplated herein within forty-five (45) days after the execution of this Agreement shall not affect or relieve the Seller's obligation to repurchase any Mortgage Loan pursuant to this Section 2.02.

          The Trustee may, concurrently with the execution and delivery hereof or at any time thereafter, enter into a Custodial Agreement substantially in the form of Exhibit E hereto pursuant to which the Trustee appoints a Custodian to hold the Mortgage Notes, the Mortgages, the assignments and other documents related to the Mortgage Loans received by the Trustee, as agent for the Trustee, in trust for the benefit of all present and future Certificateholders, which may provide, among other things, that the Custodian shall conduct the review of such documents required under the first paragraph of this Section 2.02.

          Section 2.03.  Representations and Warranties of the Servicer and the
                         ------------------------------------------------------
Seller. (a) The Servicer hereby represents, warrants and covenants to the
------
Trustee for the benefit of Certificateholders that, as of the date of execution of this Agreement:

          (i) The Servicer is a corporation duly formed and validly existing under the laws of the State of Texas;

          (ii) The execution and delivery of this Agreement by the Servicer and its performance and compliance with the terms of this Agreement will not violate the Servicer's corporate charter or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Servicer is a party or which may be applicable to the Servicer or any of its assets;

          (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Seller, constitutes a valid, legal and binding obligation of the Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

          (iv) The Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any Federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Servicer or its properties or might have consequences that would affect its performance hereunder; and

          (v) No litigation is pending or, to the best of the Servicer's knowledge, threatened against the Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian.

          (b) The Seller hereby represents and warrants to the Trustee for the benefit of Certificateholders that, as of the date of execution of this Agreement, with respect to the Mortgage Loans, or each Mortgage Loan, as the case may be:

          (i) The information set forth in the Mortgage Loan Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished as specified in the Mortgage Loan Schedule;

          (ii) Immediately prior to the transfer and assignment contemplated herein, the Seller was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature and has full right and authority to sell and assign the same;

          (iii) The Mortgage is a valid, subsisting and enforceable first lien on the property therein described, and the Mortgaged Property is free and clear of all encumbrances and liens having priority over the first lien of the Mortgage except for (A) liens for current real estate taxes and assessments not yet due and payable and liens or interests arising under or as a result of any federal, state or local law, regulation or ordinance relating to hazardous wastes or hazardous substances, (B) covenants, conditions and restrictions, rights of way, easements and other maters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the appraised value of the Mortgaged Property, (C) other matters to which like properties are commonly subject which do not materially interfered with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property and (D) if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute or homeowners association fees; and if the Mortgaged Property consists of shares of a cooperative housing corporation, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation; and any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trustee or to the Custodian with, any Mortgage establishes in the Seller a valid and subsisting first lien on the property described therein and the Seller has full right to sell and assign the same to the Trustee;

          (iv) Neither the Seller nor any prior holder of the Mortgage or the related Mortgage Note has modified the Mortgage or the related Mortgage
     Note in any material respect, satisfied, canceled or subordinated the Mortgage in whole or in part, released the Mortgaged Property in whole or in part from the lien of the Mortgage, or executed any instrument of release, cancellation, modification or satisfaction, except in each case as is reflected in an agreement delivered to the Trustee or the Custodian pursuant to Section 2.01;

          (v) Any future advances made prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

          (vi) All taxes, governmental assessments, insurance premiums, and water, sewer and municipal charges, which previously became due and owing have been paid, or an escrow of funds has been established, to the extent permitted by law, in an amount sufficient to pay for every such item which remains unpaid; and the Seller has not advanced funds, or received any advance of funds by a party other than the Mortgagor, directly or indirectly (except pursuant to any Subsidy Loan arrangement) for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by thirty days the first Due Date under the related Mortgage Note;

          (vii) The Mortgaged Property is undamaged by water, fire, earthquake, earth movement other than earthquake, windstorm, flood, tornado or similar casualty (excluding casualty from the presence of hazardous wastes or hazardous substances, as to which the Seller makes no representations), so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and to the best of the Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property;

          (viii) The Mortgaged Property is free and clear of all mechanics' and materialmen's liens or liens in the nature thereof; provided, however, that
                                                         --------  -------
     this warranty shall be deemed not to have been made at the time of the initial issuance of the Certificates if a title policy affording, in substance, the same protection afforded by this warranty is furnished to the Trustee by the Seller;

          (ix) Except for Mortgage Loans secured by Co-op Shares, the Mortgaged Property consists of a fee simple estate in real property; all of the improvements which are included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property and no improvements on adjoining properties encroach upon the Mortgaged Property (unless insured against under the related title insurance policy); and to the best of the Seller's knowledge, the Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

          (x) The Mortgage Loan meets, or is exempt from, applicable state or federal laws, regulations and other requirements, pertaining to usury, and the Mortgage Loan is not usurious;

          (xi) To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

          (xii) All payments required to be made up to the Due Date immediately preceding the Cut-Off Date for such Mortgage Loan under the terms of the related Mortgage Note have been made and no Mortgage Loan had more than one delinquency in the twelve months preceding the Cut-Off Date;

          (xiii) The Mortgage Note, the related Mortgage and other agreements executed in connection therewith are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law); and, to the best of the Seller's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed by the Mortgagor;

          (xiv) Any and all requirements of any federal, state or local law with respect to the origination of the Mortgage Loans including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loans have been complied with;

          (xv) The proceeds of the Mortgage Loans have been fully disbursed to or for the account of the mortgagor, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with; and all costs, fees and expenses incurred in making, closing or recording the Mortgage Loan have been paid, except recording fees with respect to Mortgages not recorded as of the Closing Date, and the mortgagor is not entitled to any refund of any amounts paid or due to the mortgagee pursuant to the Mortgage Note or Mortgage;

          (xvi) The Mortgage Loan (except any Mortgage Loan secured by Mortgaged Property located in a jurisdiction in which an opinion of counsel of the type customarily rendered in lieu of title insurance is instead received) is covered by an American Land Title Association mortgagee title insurance policy or other generally acceptable form of policy or insurance acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC insuring the originator, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the Mortgaged Property is located or specifically referred to in the appraisal performed in connection with the origination of the related Mortgage Loan,
     (C) liens created pursuant to any federal, state or local law, regulation or ordinance affording liens for the costs of clean-up of hazardous substances or hazardous wastes or for other environmental protection purposes and (D) such other matters to which like properties are commonly subject which do not individually, or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage; the Seller is the sole insured of such mortgagee title insurance policy, the assignment to the Trustee of the Seller's interest in such mortgagee title insurance policy does not require any consent of or notification to the insurer which has not been obtained or made, such mortgagee title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trustee, no claims have been made under such mortgagee title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgagee title insurance policy;

          (xvii) The Mortgaged Property securing each Mortgage Loan is insured by an insurer acceptable to FNMA or FHLMC against loss by fire and such hazards as are covered under a standard extended coverage endorsement, in an amount which is not less than the lesser of 100% of the insurable value of the Mortgaged Property and the outstanding principal balance of the Mortgage Loan, but in no event less than the minimum amount necessary to fully compensate for any damage or loss on a replacement cost basis; if the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project; all such insurance policies contain a standard mortgagee clause naming the originator of the Mortgage Loan, its successors and assigns as mortgagee and all premiums thereon have been paid; if upon origination of the Mortgage Loan, the improvements on the Mortgaged Property were in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (A) the outstanding principal balance of the Mortgage Loan, (B) the full insurable value and (C) the maximum amount of insurance which was available under the National Flood Insurance Act of 1968, as amended; and each mortgage obligates the mortgagor thereunder to maintain all such insurance at the mortgagor's cost and expense and on the mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the mortgagor's cost and expense and to seek reimbursement therefor from the mortgagor;

          (xviii) To the best of the Seller's knowledge, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; the Seller has not waived any default, breach, violation or event of acceleration; and no foreclosure action is currently threatened or has been commenced with respect to the Mortgage Loan;

          (xix) To the best of the Seller's knowledge, no Mortgage Note or Mortgage is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject it to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

          (xx) Each Mortgage Note is payable in monthly payments, resulting in complete amortization of the Mortgage Loan over a term of not more than ___ months;

          (xxi) Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial foreclosure or, in the case of the Mortgage designated as a deed of trust; by trustee's sale (subject, in either case, to any limitation arising from any bankruptcy, insolvency or other law for the relief of debtors), and there is no homestead or other exemption available to the Mortgagor which would interfere with such right of foreclosure;

          (xxii) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable from the Trust Estate to the trustee under the deed of trust, except in connection with a trustee's sale and after default by the mortgagor.

          (xxiii) To the best of the Seller's knowledge, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding;

          (xxiv) The Mortgage Loan was originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority, or a mortgagee approved by the Secretary of Housing and Urban Development.

          (xxv) The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G of the Code;

          (xxvi) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence;

          (xxvii) The documents relating to the Mortgage Loan that were delivered to the Trustee include an appraisal of the related Mortgaged Property, in a form acceptable to FNMA or FHLMC, and such appraisal complies with the requirements of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended and in effect from time to time, and was made and signed, prior to the approval of the Mortgage Loan application, by a qualified appraiser, duly appointed by the originator of the Mortgage Loan, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the Mortgage Loan and who met the minimum qualifications of FNMA or FHLMC.

          (xxviii) In the event that the Mortgagor is an inter vivos "living" trust, (i) such trust is in compliance with FNMA or FHLMC standards for inter vivos trusts and (ii) holding title to the Mortgaged Property in such trust will not diminish any rights as a creditor including the right to full title to the Mortgaged Property in the event foreclosure proceedings are initiated; and

          (xxix) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or (d) permit any increase in rent other than pre-established increases set forth in the lease; (4) the original term of such lease is not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

          Notwithstanding the foregoing, no representations or warranties are made by the Seller as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged

Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, person or entity otherwise affiliated with the Seller authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Seller with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

          It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

          (c) Upon discovery by either the Seller, the Servicer, the Trustee or the Custodian that any of the representations and warranties made in subsection
(b) above is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 60 days of its discovery or its receipt of notice of any such breach, the Seller shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to (A) 100% of the unpaid principal balance of such Mortgage Loan plus (B) accrued interest at the Net Mortgage Interest Rate for such Mortgage Loan through the last day of the month in which such repurchase took place or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for such Mortgage Loan in the manner described in Section 2.02 The purchase price of any repurchase described in this paragraph and the Substitution Principal Amount, if any, plus accrued interest thereon and the other amounts referred to in Section 2.02, shall be deposited in the Certificate Account. It is understood and agreed that the obligation of the Seller to repurchase or substitute for any Mortgage Loan or property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, or to the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust Estate hereunder.

          Section  2.04.  Execution and Delivery of Certificates. The Trustee
                          --------------------------------------
acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, and, concurrently with such delivery, has executed and delivered to or upon the order of the Seller, in exchange for the Mortgage Loans together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which evidence ownership of the entire Trust Estate.

          Section 2.05.  Designation of Certificates; Designation of Startup Day
                         -------------------------------------------------------
and Latest Possible Maturity Date. The Seller hereby designates the Class A-1
---------------------------------
Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-PO Certificates, the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates, the Class B-5 and the Class B-6 Certificates as classes of "regular interests" and the Class A-R Certificate as the single class of "residual interest" in the REMIC for the purposes of Code

Sections 860G(a)(1) and 860G(a)(2), respectively. The Closing Date is hereby designated as the "Startup Day" of the REMIC within the meaning of Code Section 860G(a)(9). The "latest possible maturity date" of the regular interests in the REMIC is _______ 25, 20__ for purposes of Code Section 860G(a)(1).

                                 ARTICLE III
             SERVICING OF MORTGAGE LOANS AND TRUST ADMINISTRATION

          Section  3.01.  The Servicer.  The Servicer shall service and
                          ------------
administer the Mortgage Loans on behalf of the Trustee and shall have full power and authority, acting alone or through one or more subservicers, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer, in its own name or the name of a subservicer, may, and is hereby authorized and empowered by the Trustee to, execute and deliver, on behalf of itself, the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, the insurance policies and accounts related thereto and the properties subject to the Mortgages. Upon the execution and delivery of this Agreement, and from time to time as may be required thereafter, the Trustee shall furnish the Servicer or its subservicers with any powers of attorney and such other documents as may be necessary or appropriate to enable the Servicer to carry out its servicing duties hereunder.

          In servicing and administering the Mortgage Loans, the Servicer shall employ procedures consistent with Accepted Servicing Practices and in a manner consistent with recovery under any insurance policy required to be maintained by the Servicer pursuant to this Agreement.

          Costs incurred by the Servicer in effectuating the timely payment of taxes and assessments on the property securing a Mortgage Note and foreclosure costs may be added by the Servicer to the amount owing under such Mortgage Note where the terms of such Mortgage Note so permit; provided, however, that the
                                                 --------  -------
addition of any such cost shall not be taken into account for purposes of calculating the principal amount of the Mortgage Note and Mortgage Loan, the Monthly Payments on the Mortgage Note and Mortgage Loan or distributions to be made to Certificateholders. Such costs shall be recoverable by the Servicer pursuant to Section 3.04.

          Section 3.02.  Collection of Certain Mortgage Loan Payments; Servicer
                         ------------------------------------------------------
Custodial Account. The Servicer shall make reasonable efforts to collect all
-----------------
payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and any applicable primary mortgage insurance policy, follow such collection procedures as shall constitute Accepted Servicing Practices. Consistent with the foregoing, the Servicer may in its discretion (i) waive any prepayment charge, assumption fee, late payment charge or other charge in connection with a Mortgage Loan, and (ii) arrange a schedule, running for no more than 180 days after the Due Date for payment of any installment on any Mortgage Note, for the liquidation of delinquent items. The Servicer may modify the terms of a Mortgage Loan which is in default or a Mortgage Loan as to which default is reasonably foreseeable; provided, however, that (i) such modification may not reduce the
             --------
amount of principal owed under the related Mortgage Note or

                                     III-1
permanently reduce the Mortgage Interest Rate for such Mortgage Loan and (ii) the Servicer has determined that such modification is likely to increase the proceeds of such Mortgage Loan over the amount expected to be collected pursuant to foreclosure. Notwithstanding anything to the contrary in this Agreement, the Servicer shall not permit any modification of any material term of a Mortgage Loan (including the Mortgage Interest Rate, the principal balance, the amortization schedule, or any other term affecting the amount or timing of payments on the Mortgage Loan) where such modification is not the result of a default or as to which default is reasonably foreseeable under the Mortgage Loan unless Servicer has received an Opinion of Counsel or a ruling from the Internal Revenue Service (at the expense of the Servicer or the party making the request of the Servicer to modify the Mortgage Loan) to the effect that such modification would not be treated as giving rise to a new debt instrument for federal income tax purposes or a disposition of the modified Mortgage Loan and that such modification is permitted under the REMIC Provisions.

          The Servicer shall establish and maintain the Servicer Custodial Account, with a depository institution (the "Depository") acceptable to each Rating Agency for the benefit of the Trustee, its successors and assigns for the deposit of funds collected in connection with the Mortgage Loans. The Servicer Custodial Account may be the servicer custodial account for one or more other series of mortgage pass-through certificates issued Nations Mortgage Securities Corporation; provided, however, that the trustee for such other series under the
             --------
related pooling and servicing agreement(s) is the Trustee.

          The Servicer Custodial Account shall be established as an Eligible Account. The name of the Servicer Custodial Account shall include a reference to the name of the Trustee and the designation of this series of Mortgage Pass-Through Certificates or, where such accounts are accounts maintained for multiple series of mortgage pass-through certificates, a reference to "[Trustee], as trustee for Nations Mortgage Securities Corporation, Mortgage Pass-Through Certificates;"

          The Servicer shall deposit in the Servicer Custodial Account any amounts representing Monthly Payments on the Mortgage Loans due after the Cut-Off Date but received by the Servicer on or before the Cut-Off Date (exclusive of the portion of each Monthly Payment representing the Fixed Retained Yield, if any, with respect to the related Mortgage Loan), and thereafter, within one Business Day after the Servicer's receipt of such amounts, or, in the case of clause (iii) hereof as required by Section 3.07, or, in the case of clause (v) hereof, on the Remittance Date, the following payments and collections received or made by it (other than in respect of principal of and interest on the Mortgage Loans due on or before the Cut-Off Date):

          (i) All payments on account of principal, including Principal Prepayments, and interest (other than the portion of interest on each Mortgage Loan representing the Fixed Retained Yield, if any, with respect thereto) and all Net REO Proceeds;

          (ii) All Liquidation Proceeds and Insurance Proceeds, other than any portion of Insurance Proceeds to be applied to the restoration or repair of the related

                                     III-2

     Mortgaged Property or released to the Mortgagor in accordance with the requirements of law or Accepted Servicing Practices and other than any portion of Liquidation Proceeds or Insurance Proceeds constituting interest on the related Mortgage Loan which is allocable to the Fixed Retained Yield in respect thereof;

          (iii) any Subsidy Funds required to be deposited pursuant to Section 3.07;

          (iv) All proceeds of any Mortgage Loans or property acquired in respect thereof purchased pursuant to Section 9.01;

          (v) Any Periodic Advances required to be made by Servicer pursuant to Section 4.05; and

          (vi) All other amounts required to be deposited in the Certificate Account pursuant to this Agreement;

provided, however, that the Servicer shall be entitled, at its election, either
--------  -------
(a) to withhold and to pay to itself the applicable Servicing Fee from any payment on account of interest or other recovery (including Net REO Proceeds) as received and prior to deposit of such payments in the Servicer Custodial Account or (b) to withdraw the applicable Servicing Fee from the Servicer Custodial Account after the entire payment or recovery has been deposited therein; provided, further, that with respect to any payment of interest received by the Servicer in respect of a Mortgage Loan (whether paid by the Mortgagor or received as Liquidation Proceeds, Insurance Proceeds or otherwise) which is less than the full amount of interest then due with respect to such Mortgage Loan, only that portion of such payment of interest that bears the same relationship to the total amount of such payment of interest as the Fixed Retained Yield Rate in respect of such Mortgage Loan bears to the Mortgage Interest Rate borne by such Mortgage Loan shall be allocated to the Fixed Retained Yield with respect thereto and only that portion of such payment that bears the same relationship to the total amount of such payment of interest as the per annum rate used to calculate the Servicing Fee, as set forth in Section 11.25 bears to the Mortgage Interest Rate borne by such Mortgage Loan shall be allocated to the Servicing Fee with respect to such Mortgage Loan. Subsidy Funds, if any, shall be deposited in the Certificate Account as required by Section 3.07. All other amounts shall be deposited in the Certificate Account not later than the Business Day following the day of receipt and posting by the Servicer.

          The Servicer may invest the funds in the Servicer Custodial Account only in Eligible Investments. No Eligible Investment shall be sold or disposed of at a gain prior to maturity unless the Servicer has obtained an Opinion of Counsel that such sale or disposition will not cause the REMIC to be subject to the tax on income from prohibited transactions imposed by Code Section 860F(a)(1), otherwise subject the REMIC to tax or cause the Trust Estate to fail to qualify as a REMIC. All income (other than any gain from a sale or disposition of the type referred to in the preceding sentence) realized from any such Eligible Investment shall be for the benefit of the Servicer as additional servicing compensation. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Servicer Custodial by the Servicer out of its own funds immediately as realized.

                                     III-3

          The foregoing requirements for deposit in the Servicer Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of those described in the last paragraph of this Section 3.02 and payments in the nature of prepayment charges, late payment charges or assumption fees need not be deposited by the Servicer in the Servicer Custodial Account. If the Servicer deposits in the Servicer Custodial Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Servicer Custodial Account, any provision herein to the contrary notwithstanding.

          Certain of the Mortgage Loans may provide for payment by the Mortgagor to the Servicer of amounts to be used for payment of taxes, assessments, primary mortgage and hazard insurance premiums or comparable items for the account of the Mortgagor. The Servicer is not required to deposit these amounts in the Servicer Custodial Account and may deal with these amounts in accordance with Accepted Servicing Practices.

          On each Remittance Date, the Servicer shall transfer to the Certificate Account, to the extent not previously transferred all funds in (or required hereunder to be in) the Servicer Custodial Account other than any Amount Held for Future Distribution in respect of such Remittance Date and any amounts permitted to be retained by the Servicer or withdrawn from such account by the Servicer pursuant to the terms of this Agreement.

          Section  3.03. Permitted Withdrawals from the Servicer Custodial
                         -------------------------------------------------
Account. The Servicer may, from time to time, make withdrawals from the Servicer
-------
Custodial Account for the following purposes:

          (i) to reimburse the itself for Periodic Advances made by it pursuant to Section 4.05 with respect to previous Distribution Dates, such right to reimbursement pursuant to this subclause (i) being limited to amounts received on or in respect of particular Mortgage Loans (including, for this purpose, Liquidation Proceeds, Insurance Proceeds, REO Proceeds and proceeds from the purchase, repurchase or substitution of Mortgage Loans pursuant to Sections 2.02, 2.03, 3.12 or 9.01) respecting which any such Periodic Advance was made;

          (ii) to reimburse itself for any Periodic Advances determined in good faith have become Nonrecoverable Advances;

          (iii) (A) to reimburse itself from Liquidation Proceeds for Liquidation Expenses and for amounts expended by it pursuant to Section
     3.12 in good faith in connection with the restoration of damaged property, and (B) to pay to itself out of Liquidation Proceeds allocable to interest the amount of any unpaid Servicing Fee with respect to prior Distribution Dates, as adjusted pursuant to Section 3.19, and any unpaid assumption fees, late payment charges or other Mortgagor charges on the related Mortgage Loan;

                                     III-4

                  (iv) except to the extent specified in clause (iii) above, to pay to itself the Servicing Fee, as adjusted pursuant to Section 3.19, from any such Mortgagor payment as to interest or such other recovery;

                  (v) to withdraw from the Servicer Custodial Account any Amount Held for Future Distribution;

                  (vi) to reimburse itself for expenses incurred by it or advances made by it (including taxes paid on behalf of the Trust Estate) and recoverable by or reimbursable to it pursuant to Section 3.01, 3.07, 3.08, 3.09, 3.11 or 6.03, provided such expenses are
         "unanticipated" within the meaning of the REMIC Provisions;

                  (vii) to pay to itself with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased by it pursuant to Section 9.01 all amounts received thereon and not required to be distributed as of the date on which the related repurchase or purchase price or Scheduled Principal Balance was determined;

                  (viii) to the extent such amounts have been deposited into the Servicer Custodial Account, any amounts representing additional servicing compensation as described in Section 3.13;

                  (ix) to pay to itself any interest earned on or investment income earned with respect to funds in the Servicer Custodial Account; and

                  (x) to make deposits to the Certificate Account in the amounts and in the manner provided for herein.

                         The Servicer shall keep and maintain separate
accounting for each Mortgage Loan for the purpose of accounting for withdrawals from the Servicer Custodial Account pursuant to this Section 3.03.

                  Section 3.04. Certificate Account.
                                -------------------

                  (a) The Trustee shall establish and maintain a Certificate Account for the deposit of funds received by the Trustee with respect to the Mortgage Loans serviced by the Servicer hereunder. Such account shall be maintained as an Eligible Account.

                  (b) The Trustee shall deposit into the Certificate Account on the day of receipt thereof all amounts received by it from the Servicer and shall, in addition, deposit into the Certificate Account the following amounts, in the case of amounts specified in clause (i), not later than the Distribution Date on which such amounts are required to be distributed to Certificateholders and, in the case of the amounts specified in clause (ii), not later than the Business Day next following the day of receipt and posting by the Trustee:

                  (i) Periodic Advances pursuant to Section 3.25(a) made by the Trustee, if any; and

                                     III-5

                  (ii) in the case of any Mortgage Loan that is repurchased by the Seller pursuant to Section 2.02 or 2.03, the purchase price therefor or, where applicable, any Substitution Principal Amount and any amounts received in respect of the interest portion of unreimbursed Periodic Advances.

                  (c) The Trustee may invest the funds in the Certificate Account only in Eligible Investments. No such Eligible Investments will be sold or disposed of at a gain prior to maturity unless the Trustee has received an Opinion of Counsel or other evidence satisfactory to it that such sale or disposition will not cause the Trust Estate to be subject to Prohibited Transactions Tax, otherwise subject the Trust Estate to tax, or cause the REMIC to fail to qualify as a REMIC while any Certificates are outstanding. Any amounts deposited in the Certificate Account prior to the Distribution Date may be invested for the account of the Trustee and any investment income thereon shall be additional compensation to the Trustee for services rendered under this Agreement. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Trustee out of its own funds immediately as realized.

                  Section 3.05. Permitted Withdrawals from the Certificate
                                ------------------------------------------
Account. The Trustee may, from time to time, make withdrawals from the
-------
Certificate Account for the following purposes:

                  (i) to reimburse the Servicer or itself for Periodic Advances made by the Trustee Pursuant to Section 3.25(a) or the Servicer pursuant to Section 4.05 with respect to previous Distribution Dates, such right to reimbursement pursuant to this subclause (i) being limited to amounts received on or in respect of particular Mortgage Loans (including, for this purpose, Liquidation Proceeds, Insurance Proceeds, REO Proceeds and proceeds from the purchase, repurchase or substitution of Mortgage Loans pursuant to Sections 2.02, 2.03, 3.12 or 9.01) respecting which any such Periodic Advance was made;

                  (ii) to reimburse the Servicer or itself for any Periodic Advances determined in good faith have become Nonrecoverable Advances;

                  (iii) (A) to reimburse the Servicer from Liquidation Proceeds for Liquidation Expenses and for amounts expended by it pursuant to
         Section 3.12 in good faith in connection with the restoration of damaged property, and (B) to pay to the Servicer out of Liquidation Proceeds allocable to interest the amount of any unpaid Servicing Fee with respect to prior Distribution Dates, as adjusted pursuant to
         Section 3.19, and any unpaid assumption fees, late payment charges or other Mortgagor charges on the related Mortgage Loan;

                  (iv) except to the extent specified in clause (iii) above, in the event the Servicer has elected not to withhold the Servicing Fee out of any Mortgagor payment on account of interest or other recovery (including Net REO Proceeds) with respect to a particular Mortgage Loan prior to the deposit of such Mortgagor payment or recovery in the Certificate Account, to pay to the Servicer the Servicing Fee, as

                                     III-6
         adjusted pursuant to Section 3.19, from any such Mortgagor payment as to interest or such other recovery;

                  (v) to reimburse the Servicer or itself (or, in certain cases, the Seller) for expenses incurred by it or advances made by it (including taxes paid on behalf of the Trust Estate) and recoverable by or reimbursable to it pursuant to Sections 3.01, 3.07, 3.08, 3.09, 3.11 or 6.03 provided such expenses are "unanticipated" within the meaning of the REMIC Provisions;

                  (vi) to pay to the Seller with respect to each Mortgage Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to Section 2.02, 2.03 or 3.12 or to pay to the Servicer with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 9.01 by the Servicer all amounts received thereon and not required to be distributed as of the date on which the related repurchase or purchase price or Scheduled Principal Balance was determined;

                  (vii) to make deposits to the Payment Account in the amounts and in the manner provided for herein;

                  (viii) to pay to itself any interest earned on or investment income earned with respect to funds in the Certificate Account;

                  (ix) to reimburse the Servicer on the Business Day preceding any Distribution Date, to the extent that reimbursement pursuant to clause (iii)(B) above is not sufficient therefor, for an amount equal to the lesser of (A) any unpaid Servicing Fees and (B) Net Foreclosure Profits with respect to the related Distribution Date;

                  (x) to withdraw from the Certificate Account any amount deposited in the Certificate Account that was not required to be deposited therein;

                  (xi) to clear and terminate the Certificate Account pursuant to Section 9.01;

                  (xii) to the extent such amounts have been deposited into the Certificate Account, any amounts representing additional servicing compensation as described in Section 3.12; and

                  (xiii) to effect the distributions described in Section 4.01.

                  The Trustee shall keep and maintain a separate accounting for each Mortgage Loan for the purpose of accounting for withdrawals from the Certificate Account pursuant to such subclauses (i), (iii), (iv), (vi) and (ix).

                  The Trustee shall act as initial Paying Agent to make distributions to Certificateholders and to forward to Certificateholders the periodic statements and the annual statements required by Section 4.04. If the Paying Agent is not the Trustee, such Paying

                                     III-7

Agent shall maintain the Payment Account pursuant to Section 4.03, into which the Trustee shall deposit the amounts specified herein.

                  The Trustee may, at any time, appoint a Paying Agent or remove or replace the Paying Agent.

                  The Trustee shall cause any Paying Agent which is not the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent agrees with the Trustee that such Paying Agent shall:

                  (1) hold all amounts deposited with it for distribution to Certificateholders in trust for the benefit of Certificateholders until such amounts are distributed to Certificateholders or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default in the making of such deposit; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all amounts held in trust by such Paying Agent.

                  Section 3.06. Application of Net Liquidation Proceeds. For all
                                ---------------------------------------
purposes of this Agreement, Net Liquidation Proceeds received by the Servicer shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid principal balance thereof.

                  Section 3.07. Subsidy Account; Application of Subsidy Funds.
                                ---------------------------------------------
In addition to the Servicer Custodial Account, if any of the Mortgage Loans are Subsidy Loans, the Servicer shall establish and maintain with the Depository a Subsidy Account, which shall be an Eligible Account but which is not part of the Trust Estate or the REMIC, and shall deposit therein all Subsidy Funds not later than the Business Day following the day of receipt and posting by the Servicer. The Servicer shall keep and maintain a separate accounting for each Mortgage Loan for the purpose of accounting for deposits to and withdrawals from the Subsidy Account. The Servicer shall invest the funds in the Subsidy Account in investments which are Eligible Investments. All income and gain realized from any such investment, to the extent not required by the applicable subsidy agreements to be applied to pay interest on the related Subsidy Loans, shall be for the benefit of the Servicer. The amount of any losses incurred in respect of such investments shall be deposited in the Subsidy Account by the Servicer out of its own funds immediately as realized.

                  With respect to each Subsidy Loan, on the Business Day next following receipt of the Mortgagor's required monthly payment under the related subsidy agreement, the Servicer shall withdraw from the Subsidy Account and deposit in immediately available funds in the Servicer Custodial Account an amount which, when added to such Mortgagor's payment, will equal the full monthly payment due under the related Mortgagor Note.

                                     III-8

                  Upon termination of a subsidy agreement, no further Subsidy Funds relating thereto shall be deposited into the Servicer Custodial Account, and the Servicer may withdraw the related Subsidy Funds which remain in the Subsidy Account and distribute such funds as provided by such subsidy agreement.

                  Section 3.08. Maintenance of Hazard Insurance. The Servicer
                                -------------------------------
shall cause to be maintained for each Mortgage Loan a fire insurance policy with extended coverage issued by a generally acceptable insurer in an amount which is not less than the full insurable value of the Mortgaged Property securing such Mortgage Loan or the unpaid principal balance of such Mortgage Loan, whichever is less; provided, however, that such insurance may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. If, upon origination of the Mortgage Loan, the improvements on the Mortgaged Property were in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of
(i) the unpaid principal balance of the Mortgage Loan, (ii) the full insurable value and (iii) the maximum amount of insurance which was available under the National Flood Insurance Act of 1968, as amended. The Servicer shall also maintain similar fire insurance coverage and, if applicable, flood insurance on property acquired upon foreclosure, or by deed in lieu of foreclosure, of any Mortgage Loan in an amount which is at least equal to the lesser of (i) the full insurable value of the improvements which are a part of such property and (ii) the principal balance owing on such Mortgage Loan at the time of such foreclosure or grant of deed in lieu of foreclosure plus accrued interest and related Liquidation Expenses; provided, however, that such insurance may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. It is understood and agreed that such insurance shall be with insurers approved by the Servicer and that no earthquake or other additional insurance is to be required of any Mortgagor, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Pursuant to Section 3.02, any amounts collected by the Servicer under any insurance policies maintained pursuant to this Section 3.08 (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or released to the Mortgagor in accordance with Accepted Servicing Practices) shall be deposited into the Servicer Custodial Account. Any cost incurred by the Servicer in maintaining any such insurance shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the principal amount of the Mortgage Note or Mortgage Loan, the Monthly Payments on the Mortgage Note or the distributions to be made to Certificateholders. Such costs shall be recoverable by the Servicer pursuant to Section 3.05. In the event that the Servicer shall obtain and maintain a blanket policy issued by an insurer that is acceptable to FNMA or FHLMC, insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligation as set forth in the first sentence of this Section 3.08, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not

                                     III-9
have been maintained on the related mortgaged or acquired property an insurance policy complying with the first sentence of this Section 3.08 and there shall have been a loss which would have been covered by such a policy had it been maintained, be required to deposit from its own funds into the Servicer Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause.

                  Section 3.09. Collection of Taxes, Assessments and Other
                                ------------------------------------------
Items; Servicing Account. In addition to the Servicer Custodial Account, the
------------------------
Servicer shall establish and maintain with a Depository a Servicing Account, which shall be an Eligible Account, and shall deposit therein all payments by Mortgagors for taxes, assessments, primary mortgage or hazard insurance premiums or comparable items. Withdrawals from the Servicing Account may be made to effect payment of taxes, assessments, primary mortgage or hazard insurance premiums or comparable items, to reimburse the Servicer out of related collections for any advances made in the nature of any of the foregoing, to refund to any Mortgagors any sums determined to be overages, or to pay any interest owed to Mortgagors on such account to the extent required by law or to clear and terminate the Servicing Account at the termination of this Agreement upon the termination of the Trust Estate pursuant to Section 9.01. The Servicer shall advance the payments referred to in the first sentence of this Section
3.09 that are not timely paid by the Mortgagors on the date when the tax, premium or other cost for which such payment is intended is due, but the Servicer shall be required to so advance only to the extent that such advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer pursuant to Section 3.05 out of Liquidation Proceeds, Insurance Proceeds or otherwise. In lieu of establishing a Servicing Account, the Servicer may procure a performance bond or other form of insurance coverage, in an amount acceptable to each Rating Agency rating the Certificates, covering loss occasioned by the failure to escrow such amounts.

                  Section 3.10. Maintenance of the Primary Mortgage Insurance
                                ---------------------------------------------
Policies; Collections Thereunder. The Servicer shall not take any action which
--------------------------------
would result in non-coverage under any applicable primary mortgage insurance policy of any loss which, but for the actions of the Servicer, would have been covered thereunder. The Servicer shall use its best reasonable efforts to keep in force and effect each such primary mortgage insurance policy applicable to a Mortgage Loan for so long as the related Mortgagor is obligated to maintain such primary mortgage insurance policy under the terms of the related Mortgage or until the Loan-to-Value Ratio of the related Mortgage Loan has been reduced to less than 75%, whichever is earlier. The Servicer shall not cancel or refuse to renew any such primary mortgage insurance policy applicable to a Mortgage Loan that is in effect at the Closing Date and is required to be kept in force hereunder unless the replacement primary mortgage insurance policy for such canceled or non-renewed policy is maintained with a Qualified Mortgage Insurer. In connection with any assumption or modification agreement entered into or to be entered into pursuant to Section 3.11, the Servicer shall promptly notify the insurer under the related primary mortgage insurance policy, if any, of such assumption or modification in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the primary mortgage insurance policy. Any amounts advanced by the Servicer to maintain primary

                                    III-10
mortgage insurance shall be recoverable by the Servicer pursuant to Section 3.04 out of Liquidation Proceeds, Insurance Proceeds or otherwise.

                  The Servicer shall present, on behalf of the Trustee and Certificateholders, claims to the insurer under any primary mortgage insurance policies and, in this regard, take such reasonable action as shall be necessary to permit recovery under any primary mortgage insurance policies respecting defaulted Mortgage Loans. Pursuant to Section 3.02, any amounts collected by the Servicer under any primary mortgage insurance policies shall be deposited in the Servicer Custodial Account.

                  Section 3.11. Enforcement of Due-on-Sale Clauses; Assumption
                                ----------------------------------------------
Agreements. In any case in which a Mortgaged Property is about to be conveyed by
----------
the Mortgagor (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable thereon) and the Servicer has knowledge of such prospective conveyance, the Servicer shall enforce any due-on-sale provision contained in the related Mortgage Note or Mortgage, to the extent permitted under the terms of the related Mortgage Note, applicable law and governmental regulations, unless such provision is not exercisable under applicable law or such exercise would result in loss of insurance coverage under any related insurance policy or, in the Servicer's judgment, such exercise is reasonably likely to result in legal action by the Mortgagor, or such conveyance is in connection with a permitted assumption of the related Mortgage Loan pursuant to Section 3.12. Subject to the foregoing, the Servicer is authorized to take or enter into an assumption agreement from or with the Person to whom such property is about to be conveyed, pursuant to which such person becomes liable under the related Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon, provided that the Mortgage Loan will continue to be covered by any related primary mortgage insurance policy and the Mortgage Interest Rate with respect to such Mortgage Loan shall remain unchanged. The Servicer is also authorized, with the prior approval of the primary mortgage insurer, if any, to release the original Mortgagor from liability upon the Mortgage Loan and substitute the new Mortgagor as obligor thereon. In connection with such assumption or substitution, the Servicer shall apply such underwriting standards and follow such practices and procedures as shall be normal and usual and as it applies to mortgage loans owned solely by it. The Servicer shall notify the Trustee that any such assumption or substitution agreement has been completed by forwarding to the Trustee the original copy of such assumption or substitution agreement, which copy shall be added by the Trustee to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such assumption or substitution agreement, the Mortgage Interest Rate of the related Mortgage Note and the payment terms shall not be changed. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement will be retained by the Servicer as servicing compensation.

                  Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any conveyance by the Mortgagor of the property subject to the Mortgage or any assumption of a Mortgage Loan by operation of law which the

                                    III-11

Servicer in good faith determines it may be restricted by law from preventing, for any reason whatsoever, or if the exercise of such right would impair or threaten to impair any recovery under any applicable insurance policy or, in the Servicer's judgment, be reasonably likely to result in legal action by the Mortgagor.

                  Section 3.12. Realization upon Defaulted Mortgage Loans.
                                -----------------------------------------
Except as provided in Section 3.02 and in the last three paragraphs of this
Section 3.12, the Servicer shall foreclose upon or otherwise comparably convert the ownership of properties, including Co-op Shares, securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.02. In connection with such foreclosure or other conversion, the Servicer shall follow such procedures as it follows with respect to conventional mortgage loans or loans secured by shares issued by private non-profit corporations, as the case may be, held in its own portfolio; provided,
                                                                    --------
however, the Servicer may enter into a special servicing agreement with an
-------
unaffiliated holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates and/or other subordinated mortgage pass-through certificates, such agreement to be substantially in the form of Exhibit M hereto or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into of such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Servicer to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures. Notwithstanding the foregoing, the Servicer shall not be required to expend its own funds in connection with any foreclosure or to restore any damaged property unless it shall determine that (i) such foreclosure and/or restoration will increase the proceeds of liquidation of the Mortgage Loan to Certificateholders after reimbursement to itself for such expenses and (ii) such expenses will be recoverable to it through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawal from the Certificate Account pursuant to
Section 3.05) or otherwise. The Servicer shall be entitled to reimbursement of the Servicing Fee and other amounts due it, if any, to the extent, but only to the extent, that withdrawals from the Certificate Account with respect thereto are permitted under Section 3.05.

                  The Servicer may foreclose against the Mortgaged Property securing a defaulted Mortgage Loan either by foreclosure, by sale or by strict foreclosure, and in the event a deficiency judgment is available against the Mortgagor or any other person, may proceed for the deficiency. Foreclosure on the Co-op Shares shall be by sale in accordance with the provisions of Article 9 of the Uniform Commercial Code in effect in the applicable jurisdiction.

                  In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee, or to

                                    III-12
its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such Mortgage Loan shall (except for purposes of Section 9.01) be considered to be a Mortgage Loan held in the Trust Estate until such time as the related Mortgaged Property shall be sold and such Mortgage Loan becomes a Liquidated Loan. Consistent with the foregoing, for purposes of all calculations hereunder, so long as such Mortgage Loan shall be considered to be an Outstanding Mortgage
Loan:

                  (i) It shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and Partial Liquidation Proceeds as applied to principal and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect, except that such schedule shall be adjusted to reflect the application of Net REO Proceeds (exclusive of the portion thereof, if any, allocated to the Fixed Retained Yield pursuant to clause (iii) below) received in any month pursuant to the succeeding clause.

                  (ii) Net REO Proceeds received in any month shall be deemed to have been received first in payment of the accrued interest that remained unpaid on the date that such Mortgage Loan became an REO Mortgage Loan, with the excess thereof, if any, being deemed to have been received in respect of the delinquent principal installments that remained unpaid on such date. Thereafter, Net REO Proceeds received in any month (exclusive of the portion thereof, if any, allocated to the Fixed Retained Yield pursuant to clause (iii) below) shall be applied to the payment of installments of principal and accrued interest on such Mortgage Loan deemed to be due and payable in accordance with the terms of such Mortgage Note and such amortization schedule. If such Net REO Proceeds exceed the then Unpaid REO Amortization, the excess shall be treated as a Curtailment received in respect of such Mortgage Loan.

                  (iii) Only that portion of Net REO Proceeds allocable to interest that bears the same relationship to the total amount of Net REO Proceeds allocable to interest as the Fixed Retained Yield Rate, if any, with respect to such Mortgage Loan bears to the Mortgage Interest Rate borne by such Mortgage Loan shall be allocated to the Fixed Retained Yield with respect thereto, and only that portion of Net REO Proceeds allocable to interest as the rate used to calculate the Servicing Fee, as specified in Section 11.25, bears to the Mortgage Interest Rate borne by such Mortgage Loan shall be allocated to the Servicing Fee with respect thereto.

                  In the event that the Trust Estate acquires any Mortgaged Property as aforesaid or otherwise in connection with a Mortgage loan that is in default or as to which default is reasonably foreseeable, such Mortgaged Property shall be disposed of by or on behalf of the Trust Estate prior to the close of the third calendar year following the year of its acquisition by the Trust Estate (the "REO Disposition Period") unless (a) the Trustee shall have received an Opinion of Counsel to the effect that the holding by the Trust Estate of such Mortgaged Property subsequent to the REO Disposition Period (and specifying the period beyond for

                                    III-13
which the Mortgaged Property may be held) will not cause the REMIC to be subject to the tax on prohibited transactions imposed by Code Section 860F(a)(1), otherwise subject the REMIC to tax or cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding, or (b) the Trustee (at the Servicer's expense) or the Servicer shall have applied for, prior to the expiration of the REO Disposition Period, an extension of the REO Disposition Period in the manner contemplated by Code Section 856(e)(3), in which case the REO Disposition Period shall be extended by the applicable period. The Servicer shall further ensure that the Mortgaged Property is administered so that it constitutes "foreclosure property" within the meaning of Code Section 860G(a)(8) at all times, that the sale of such property does not result in the receipt by the REMIC of any income from non-permitted assets as described in Code Section 860F(a)(2)(B), and that the REMIC does not derive any "net income from foreclosure property" within the meaning of Code Section 860G(c)(2) with respect to such property.

                  The Servicer shall promptly notify the Seller of any Mortgage Loan which comes into default. The Seller shall be entitled, at its option, to repurchase (i) any such defaulted Mortgage Loan from the Trust Estate if, in the Seller's judgment, the default is not likely to be cured by the Mortgagor; provided, however, that the Cut-Off Date Principal Balances of the Mortgage Loans repurchased pursuant to this provision shall not exceed 2.5% of the Cut-Off Date Aggregate Principal Balance and (ii) any Mortgage Loan in the Trust Estate at the request of NationsBanc Mortgage Corporation pursuant to Section __ of the Mortgage Loan Purchase Agreement. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Net Mortgage Interest Rate for such Mortgage Loan through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Servicer shall provide to the Trustee the certification required by Section 3.13 and the Trustee and the Custodian shall promptly release to the Seller the Mortgage File relating to the Mortgage Loan being repurchased.

                  In lieu of foreclosing upon any defaulted Mortgage Loan, the Servicer may, in its discretion, permit the assumption of such Mortgage Loan if, in the Servicer's judgment, such default is unlikely to be cured and if the assuming borrower satisfies the Servicer's underwriting guidelines with respect to such Mortgage Loan. In connection with any such assumption, the Mortgage Interest Rate of the related Mortgage Note and the payment terms shall not be changed. Any fee collected by the Servicer for entering into an assumption agreement will be retained by the Servicer as servicing compensation. Alternatively, the Servicer may encourage the refinancing of any defaulted Mortgage Loan by the Mortgagor.

                  Notwithstanding anything to the contrary contained in this
Section 3.12, the Servicer shall be under no obligation to foreclose upon or otherwise convert the ownership of any Mortgaged Property which it believes may be contaminated with or affected by hazardous wastes or hazardous substances. The Servicer shall not liable to the Certificateholders if, based on its belief that no such contamination or effect exists, the Servicer forecloses on a Mortgaged Property and takes title to such Mortgaged Property, and thereafter such Mortgaged Property is determined to be so contaminated or affected.

                                    III-14

                  Section 3.13. Trustee to Cooperate; Release of Mortgage Files.
                                -----------------------------------------------
Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall immediately notify the Trustee by a certificate (which certificate shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in the Servicer Custodial Account pursuant to Section 3.02 have been or shall be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. Upon receipt of such certificate and request, the Trustee, or the Custodian on its behalf, shall promptly release the related Mortgage File to the Servicer. Upon any such payment in full, the Servicer is authorized to give, as agent for the Trustee and the mortgagee under the Mortgage which secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the property subject to such Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Certificate Account. From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan and in accordance with Accepted Servicing Practices, the Trustee shall, upon request of the Servicer and delivery to the Trustee of a Request for Release signed by a Servicing Officer, release, or cause the Custodian to release, the related Mortgage File to the Servicer and shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such Request for Release shall obligate the Servicer to return the Mortgage File to the Trustee when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the Mortgage File shall be delivered by the Trustee to the Servicer.

                  Section 3.14. Servicing Fee; Servicing Compensation. The
                                -------------------------------------
Servicer shall be entitled, at its election, either (a) to pay itself the Servicing Fee out of any Mortgagor payment on account of interest or Net REO Proceeds prior to the deposit of such payment in the Servicer Custodial Account or (b) to withdraw from the Servicer Custodial Account such Servicing Fee. The Servicer shall also be entitled, at its election, either (a) to pay itself the Servicing Fee in respect of each delinquent Mortgage Loan out of Liquidation Proceeds (after deducting therefrom, to the extent permitted by Section 3.02, the Fixed Retained Yield, if any) in respect of such Mortgage Loan or other recoveries with respect thereto to the extent permitted in Section 3.02 or (b) to withdraw from the Servicer Custodial Account the Servicing Fee in respect of each such Mortgage Loan to the extent of such Liquidation Proceeds or other recoveries. Servicing compensation in the form of assumption fees, late payment charges, tax service fees, fees for statement of account or payoff of the Mortgage Loan (to the extent permitted by applicable law) or otherwise shall be retained by the Servicer and are not required to be deposited in the Servicer Custodial Account and shall not constitute part of the Trust Estate. The Servicer shall be entitled to retain as additional servicing compensation payments of interest related to Principal Prepayments received on or after the first day of the month in which a Distribution Date occurs and prior to the Determination Date occurring in such month. The aggregate Servicing Fee is reserved for the administration of the Trust Estate and, in the event of replacement of the Servicer as servicer of the Mortgage

                                    III-15

Loans pursuant to Section 7.05, for the payment of other expenses related to such replacement. The aggregate Servicing Fee shall be offset as provided in
Section 3.19. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including maintenance of the hazard insurance required by Section 3.07) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.01, 3.05, 3.08, 3.09, 3.10, 3.12 and 6.03.

                  Section 3.15. Reports to the Trustee; Servicer Custodial
                                ------------------------------------------
Account Statements. Not later than 15 days after each Distribution Date, the
------------------
Servicer shall provide to the Trustee a statement, certified by a Servicing Officer, setting forth the status of the Servicer Custodial Account as of the close of business on the related Distribution Date, stating that all distributions required by this Agreement to be made by the Servicer to the Trustee have been made (or if any required distribution has not been made by the Servicer, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Servicer Custodial Account for each category of deposit specified in Section
3.02 and each category of withdrawal specified therein. Such statement shall also state the aggregate unpaid principal balance of all the Mortgage Loans as of the close of business on the last day of the month preceding the month in which such Distribution Date occurs. Copies of such statement shall be provided by the Servicer to any Certificateholder upon request (or by the Trustee at the Servicer's expense if the Servicer shall fail to provide such copies).

                  Section 3.16. Annual Statement as to Compliance. The Servicer
                                ---------------------------------
will deliver to the Trustee, on or before March 31 of each year beginning in the year commencing after the Cut-Off Date, an Officers' Certificate stating as to each signer thereof, that (i) a review of the activities of the Servicer during the preceding calendar year and of its performance under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Such Officers' Certificate shall be accompanied by the statement described in Section 3.15 of this Agreement. Copies of such statement shall, upon request, be provided to any Certificateholder by the Servicer, or by the Trustee at the Servicer's expense if the Servicer shall fail to provide such copies.

                  Section 3.17. Annual Independent Public Accountants' Servicing
                                ------------------------------------------------
Report. On or before March 31 of each year beginning in the year commencing
------
after the Cut-Off Date, the Servicer, at its expense, shall cause a firm of nationally recognized independent public accountants to furnish a statement to the Trustee to the effect that, on the basis of an examination of certain documents and records relating to the servicing of the mortgage loans being serviced by the Servicer under pooling and servicing agreements similar to this Agreement (which agreements shall be described in a schedule to such statement), conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers, such firm is of the opinion that such servicing has been conducted in compliance with this Agreement and other similar agreements except for (i) such exceptions as such firm shall

                                    III-16
believe to be immaterial and (ii) such other exceptions as shall be set forth in such statement. Copies of such statement shall, upon request, be provided to Certificateholders by the Servicer, or by the Trustee at the Servicer's expense if the Servicer shall fail to provide such copies. For purposes of such statement, such firm may conclusively presume that any pooling and servicing agreement which governs mortgage pass-through certificates offered by the Seller (or any predecessor or successor thereto) in a registration statement under the Securities Act of 1933, as amended, is similar to this Agreement, unless such other pooling and servicing agreement expressly states otherwise.

                  Section 3.18. Rights of the Seller in Respect of the Servicer
                                -----------------------------------------------
and of the Servicer in Respect of the Seller. The Servicer shall afford the
--------------------------------------------
Seller, upon reasonable notice, during normal business hours access to all records maintained by the Servicer in respect of its rights and obligations hereunder and access to officers of the Servicer responsible for such obligations. The Seller may, but is not obligated to, enforce the obligations of the Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer hereunder or exercise the rights of the Servicer hereunder; provided that the Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Seller or its designee. The Seller shall not have any responsibility or liability for any action or failure to act by the Servicer and is not obligated to supervise the performance of the Servicer under this Agreement or otherwise.

                  The Servicer may, but is not obligated to, enforce the obligations of the Seller hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Seller hereunder or exercise the rights of the Seller hereunder; provided that the Seller shall not be relieved of any of its obligations hereunder by virtue of such performance by the Servicer or its designee. The Servicer shall not have any responsibility or liability for any action or failure to act by the Seller and is not obligated to supervise the performance of the Seller under this Agreement or otherwise.

                  Section 3.19. Adjustment of Servicing Compensation in Respect
                                -----------------------------------------------
of Prepaid Mortgage Loans. The aggregate amount of the Servicing Fees that the
-------------------------
Servicer shall be entitled to receive with respect to all of the Mortgage Loans and each Distribution Date shall be offset on such Distribution Date by an amount equal to the aggregate Prepayment Interest Shortfall with respect to all Mortgage Loans which were subjects of Principal Prepayments during the Unscheduled Principal Receipt Period with respect to such Distribution Date. The Servicer shall deposit the amount by which the aggregate Servicing Fee is offset pursuant to this Section 3.19 into the Servicer Custodial Account pursuant to
Section 3.02. The amount of any offset against the aggregate Servicing Fee with respect to any Distribution Date under this Section 3.19 shall be limited to the aggregate amount of the Servicing Fees otherwise payable to the Servicer (without adjustment on account of Prepayment Interest Shortfalls) with respect to (i) scheduled payments having the Due Date occurring in the month of such Distribution Date received by the Servicer prior to the Determination Date, (ii) Liquidation Proceeds (other than Partial Liquidation Proceeds) received in the month preceding the month in which such Distribution Date occurs, (iii) Principal Prepayments received by the Servicer during the Unscheduled Principal Receipt Period with respect to such Distribution Date and (iv) Partial

                                    III-17

Liquidation Proceeds received by the Servicer during the Unscheduled Principal Receipt Period with respect to such Distribution Date, and the rights of the Certificateholders to offset of the aggregate Prepayment Interest Shortfalls shall not be cumulative.

                  Section 3.20. Access to Certain Documentation and Information
                                -----------------------------------------------
Regarding the Mortgage Loans. In the event that compliance with this Section
----------------------------
3.20 shall make the Certificates legal for investment by federally insured savings and loan associations, the Servicer shall provide to the Trustee, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of the Office of Thrift Supervision and the examiners of the FDIC, as appropriate, access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision or the FDIC, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it. The Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Servicer.

                  Section 3.21. Maintenance of Certain Servicing Policies. The
                                -----------------------------------------
Servicer shall at all times while acting in its capacity as servicer hereunder, maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of FNMA or FHLMC for persons performing servicing for mortgage loans purchased by FNMA or FHLMC.

                  Section 3.22. Right to Refinance Mortgage Loans. The Servicer
                                ---------------------------------
may at its option and in its individual capacity only (i.e., not as Servicer hereunder), provide refinancing for any Mortgage Loan; but in no event shall the Servicer, the Seller or any other Person be obligated hereunder to provide refinancing for any Mortgage Loan.

                  Section 3.23. Determination of Special Hazard Adjustment
                                ------------------------------------------
Amount. As soon as practicable after the Distribution Date immediately preceding
------
each anniversary of the Cut-Off Date, the Trustee will request ____ and ____ to determine whether, and to what extent, the Special Hazard Loss Amount as of such anniversary (calculated prior to giving effect to any Special Hazard Adjustment Amount for such anniversary) is in excess of that which is necessary to maintain their original ratings on the Class A and Class B Certificates, and to confirm such determination in writing to the Trustee. The Servicer will make available to ____ and ____ such information as is reasonably necessary to enable them to make the foregoing determinations.

                  Section 3.24. REMIC Administration. The parties intend that
                                --------------------
the Trust Estate formed hereunder shall consist of, and that the affairs of the Trust Estate shall be conducted so as to qualify it as a REMIC. In furtherance of such intention, the Trustee covenants and agrees that it shall act as agent (and the Trustee is hereby appointed to act as agent) on behalf of the Trust Estate and that in such capacity it shall: (a) prepare and file, or cause to be prepared and filed, such federal, state and local income tax and information returns or reports

                                    III-18
using the calendar year as the taxable year for the REMIC and the accrual method of accounting when and as required by the REMIC Provisions and other applicable federal, state and local income tax laws, which returns or reports shall be signed by the Trustee or such other person as may be required thereby; (b) make an election, on behalf of the Trust Estate, to be treated as a REMIC and make the appropriate designations in accordance with Section 2.05 hereof on the federal income tax return of the REMIC for its first taxable year, in accordance with the REMIC Provisions; (c) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders all information reports, or furnish or cause to be furnished by telephone, mail, publication or other appropriate method such information, as and when required to be provided to them in accordance with the Code; (d) maintain such records relating to the Trust Estate, including but not limited to the income, expenses, individual Mortgage Loans (including REO Mortgage Loans), other assets and liabilities of the Trust Estate, and the adjusted basis of the Trust Estate property determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; (e) use its best efforts to conduct the affairs of the Trust Estate at all times that any Class of Certificates is outstanding so as to maintain the status thereof as a REMIC under the REMIC Provisions; (f) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the Trust Estate or that would subject the REMIC to tax; (g) exercise reasonable care not to allow the creation of any "interests" in the REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Class A-1, Class A-2, Class A-3, Class A-R, Class A-PO, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates; (h) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of Code Section 860F(a), unless the Trustee shall have received an Opinion of Counsel that such occurrence would not (i) result in a taxable gain, (ii) otherwise subject the REMIC to tax, or (iii) cause the Trust Estate to fail to qualify as a REMIC; (i) exercise reasonable care not to allow the Trust Estate to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC; (j) pay (on behalf of the REMIC) the amount of any federal income tax and applicable state and local taxes, including, without limitation, prohibited transaction taxes, taxes on net income from foreclosure property, and taxes on certain contributions to a REMIC after the Startup Day, imposed on the REMIC when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding or depositing payment of such tax, if permitted by law, pending the outcome of such proceedings); (k) if required or permitted by the Code and applicable law, act as "tax matters person" for the REMIC within the meaning of Treasury regulations
Section 1.860F-4(d), and the Trustee is hereby designated as agent of the Class A-R Certificateholder for such purpose (or if the Trustee is not so permitted, the Holder of the Class A-R Certificate shall be the tax matters person in accordance with the REMIC Provisions); and (l) within 30 days of the Startup Day, file or cause to be filed with the Internal Revenue Service, on Form 8811 or as may otherwise be required by the Code, the name, title, address, and telephone number of the person that Certificateholders may contact for tax information relating to their Certificates (and the Trustee shall act as the representative of the REMIC for this purpose), together with such additional information as may be required by such Form, and shall update such information at

                                    III-19
the time and in the manner required by the Code. The Trustee shall be entitled to be reimbursed pursuant to Section 3.05 for any taxes paid by it pursuant to clause (j) of the preceding sentence, except to the extent that such taxes are imposed as the result of the bad faith, willful misfeasance or gross negligence of the Trustee in the performance of its obligations hereunder. The Servicer shall at all times act in such a manner in the performance of its duties hereunder as shall be necessary to prevent the Trust Estate from failing to qualify as a REMIC and to prevent the imposition of a tax on the REMIC.

                  Section 3.25. Advances by Trustee.
                                -------------------

                  (a) In the event the Servicer fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by this Agreement prior to the Distribution Date occurring in the month during which such Periodic Advance is due, the Trustee shall, to the extent required by
Section 8.14, make such Periodic Advance to the extent provided hereby. Notwithstanding the foregoing, the Trustee will not be obligated to make a Periodic Advance that it reasonably believes to be a Nonrecoverable Advance.

                  (b) To the extent the Servicer fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required by this Agreement, the Trustee shall advance such funds and take such steps as are necessary to pay such taxes or insurance premiums.

                  (c) The Trustee shall be entitled to be reimbursed from the Certificate Account for any Periodic Advance made by it under Section 3.25(a) to the extent described in Section 3.05(i) and (ii). The Trustee shall be entitled to be reimbursed pursuant to Section 3.05(v) for any advance by it pursuant to
Section 3.25(b).

                  (d) Except as provided in Section 3.25(a) and (b), the Trustee shall not be required to pay or advance any amount which Servicer was required, but failed, to deposit in the Certificate Account.

                  Section 3.26. 1934 Act Reports.
                                ----------------

                  The Trustee shall, on behalf of the Seller, make all filings required to be made by the Seller with respect to the Class A Certificates (other than the Class A-PO Certificates), the Class B-1 Certificates, the Class B-2 Certificates and the Class B-3 Certificates pursuant to the Securities Exchange Act of 1934, as amended.

                                    III-20

                                  ARTICLE IV

                   DISTRIBUTIONS IN RESPECT OF CERTIFICATES;
              PAYMENTS TO CERTIFICATEHOLDERS; PERIODIC ADVANCES;
                            STATEMENTS AND REPORTS

                  Section 4.01. Distributions. (a) No later than 12:00 noon New
                                -------------
York time on the [_] day of each month, or if such day is not a Business Day, the succeeding Business Day, the Servicer shall deliver to the Trustee a report in computer-readable form (including electronic transmission, provided that a portion of such report relating to certain delinquency information may be delivered in hard copy form rather than computer-readable form) containing information with respect to each Mortgage Loan as of such date and such other information as the Trustee shall reasonably require in calculating the amount of distributions to Certificateholders and prepaying reports as required hereunder.

                  On each Distribution Date, the Pool Distribution Amount will be applied in the following amounts, to the extent the Pool Distribution Amount is sufficient therefor, in the manner and in the order of priority as follows:

                  first, to the Classes of Class A Certificates, pro rata, based upon their respective Class A Interest Accrual Amounts, in an aggregate amount up to the Aggregate Class A Interest Accrual Amount with respect to such Distribution Date; provided that prior to the Accretion Termination Date, an amount equal to the amount that would otherwise be distributable in respect of interest to the Class A-2 Certificates pursuant to this provision will instead be distributed in reduction of the Class A Principal Balances of the Class A-1 and Class A-2 Certificates, in each case in accordance with Section 4.01(b);

                  second, to the Classes of Class A Certificates, pro rata, based upon their respective Class A Unpaid Interest Shortfalls in an aggregate amount up to the Aggregate Class A Unpaid Interest Shortfall provided that prior to the Accretion Termination Date, an amount equal to the amount that would otherwise be distributable in respect of interest shortfalls to the Class A-2 Certificates pursuant to this provision will instead be distributed in reduction of the Class A Principal Balances of the Class A-1 and Class A-2 Certificates, in each case in accordance with Section 4.01(b);

                  third, concurrently, to the Class A Certificates (other than the Class A-PO Certificates) and Class A-PO Certificates, pro rata based on their respective Class A Non-PO Optimal Principal Amount and Class A-PO Optimal Principal Amount, (A) to the Classes of Class A Certificates (other than the Class A-PO Certificates), in an aggregate amount up to the Class A Non-PO Optimal Principal Amount, such distribution to be allocated among such Classes in accordance with Section 4.01(b) or Section 4.01(c), as applicable and (B) to the Class A-PO Certificates up to the Class A-PO Optimal Principal Amount;

                  fourth, to the Class A-PO Certificates in an amount up to the Class A-PO Deferred Amount first from amounts otherwise distributable (without regard to this Paragraph fourth) first to the Class B-6 Certificates pursuant to Paragraph twenty-second, below, second to the Class B-5 Certificates pursuant to Paragraph nineteenth, below, third to the Class B-4 Certificates pursuant to Paragraph sixteenth, below, fourth to the Class B-3 Certificates pursuant to Paragraph thirteenth, below, fifth to the Class B-2 Certificates pursuant to Paragraph tenth below and sixth to the Class B-1 Certificates pursuant to Paragraph seventh, below;

                  fifth, to the Class B-1 Certificates in an amount up to the Class B Interest Accrual Amount for the Class-B-1 Certificates;

                  sixth, to the Class B-1 Certificates in an amount up to the Class B-1 Unpaid Interest Shortfall;

                  seventh, to the Class B-1 Certificates in an amount up to the Class B-1 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-1 Certificates pursuant to this Paragraph seventh will be reduced by the amount, if any, that would have been distributable to the Class B-1 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

                  eighth, to the Class B-2 Certificates in an amount up to the Class B Interest Accrual Amount for the Class B-2 Certificates with respect to such Distribution Date;

                  ninth, to the Class B-2 Certificates in an amount up to the Class B-2 Unpaid Interest Shortfall;

                  tenth, to the Class B-2 Certificates in an amount up to the Class B-2 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-2 Certificates pursuant to this Paragraph tenth will be reduced by the amount, if any, that would have been distributable to the Class B-2 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

                  eleventh, to the Class B-3 Certificates in an amount up to the Class B Interest Accrual Amount for the Class B-3 Certificates with respect to such Distribution Date;

                  twelfth, to the Class B-3 Certificates in an amount up to the Class B-3 Unpaid Interest Shortfall;

                  thirteenth, to the Class B-3 Certificates in an amount up to the Class B-3 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-3 Certificates pursuant to this Paragraph thirteenth will be reduced by the amount, if any, that would have been distributable to the Class B-3 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

                  fourteenth, to the Class B-4 Certificates in an amount up to the Class B Interest Accrual Amount for the Class B-4 Certificates with respect to such Distribution Date;

                  fifteenth, to the Class B-4 Certificates in an amount up to the Class B-4 Unpaid Interest Shortfall;

                  sixteenth, to the Class B-4 Certificates in an amount up to the Class B-4 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-4 Certificates pursuant to this Paragraph sixteenth will be reduced by the amount, if any, that would have been distributable to the Class B-4 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

                  seventeenth, to the Class B-5 Certificates in an amount up to the Class B Interest Accrual Amount for the Class B-5 Certificates with respect to such Distribution Date;

                  eighteenth, to the Class B-5 Certificates in an amount up to the Class B-5 Unpaid Interest Shortfall;

                  nineteenth, to the Class B-5 Certificates in an amount up to the Class B-5 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-5 Certificates pursuant to this Paragraph nineteenth will be reduced by the amount, if any, that would have been distributable to the Class B-5 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

                  twentieth, to the Class B-6 Certificates in an amount up to the Class B Interest Accrual Amount for the Class B-6 Certificates with respect to such Distribution Date;

                  twenty-first, to the Class B-6 Certificates in an amount up to the Class B-6 Unpaid Interest Shortfall;

                  twenty-second, to the Class B-6 Certificates in an amount up to the Class B-6 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-6 Certificates pursuant to this Paragraph twenty-second will be reduced by the amount, if any, that would have been distributable to the Class B-6 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above; and

                  twenty-third, to the Holder of the Class A-R Certificate.

                  Notwithstanding the foregoing, after the principal balance of any Class (other than the Class A-R Certificate) has been reduced to zero, such Class will be entitled to no further distributions in respect of managerial or interest (including unpaid interest shortfalls).

                  In addition, Net Foreclosure Profits, if any, with respect to such Distribution Date minus any portion thereof payable to the Servicer pursuant to Section 3.05(ix) hereof shall be distributed to the Holder of the Class A-R Certificate.

                  With respect to any Distribution Date, the amount of the Principal Adjustment, if any, attributable to any Class of Class B Certificates will be allocated pro rata based on principal balance between the Class A Certificates (other than the Class A-PO Certificates) and any Class of Class B Certificates with a lower numerical designation.

                  (b) [Describe Payment Priorities]

                  (c) On each Distribution Date occurring on or subsequent to the Cross-Over Date, the Class A Non-PO Principal Distribution Amount shall be distributed among the Classes of Class A Certificates (other than the Class-A-PO Certificates) pro rata in accordance with their outstanding Class A Principal Balances.

                  (d) (i) For purposes of determining whether the Classes of Class B Certificates are eligible to receive distributions of principal with respect to any Distribution Date, the following tests shall apply:

                  (A) if the Current Class B-1 Fractional Interest is less than the Original Class B-1 Fractional Interest and the Class B-1 Principal Balance is greater than zero, the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

                  (B) if the Current Class B-2 Fractional Interest is less than the Original Class B-2 Fractional Interest and the Class B-2 Principal Balance is greater than zero, the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

                  (C) if the Current Class B-3 Fractional Interest is less than the Original Class B-3 Fractional Interest and the Class B-3 Principal Balance is greater than zero, Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

                  (D) if the Current Class B-4 Fractional Interest is less than the Original Class B-4 Fractional Interest and the Class B-4 Principal Balance is greater than zero, the Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

                  (E) if the Current Class B-5 Fractional Interest is less than the Original Class B-5 Fractional Interest and the Class B-5 Principal Balance is greater than zero, the Class B-6 Certificates shall not be eligible to receive distributions of principal.

                  (ii) Notwithstanding the foregoing, if on any Distribution Date the aggregate distributions to Holders of the Classes of Class B Certificates entitled to receive distributions of principal would reduce the Class B Principal Balance of any Classes of Class B Certificates entitled to receive distributions of principal below zero, first the Class B Prepayment Percentage of any affected Class of Class B Certificate for such Distribution Date beginning with the affected Class with the lowest numerical Class designation and then, if necessary, the

Class B Percentage of such Class of Class B Certificates for such Distribution Date shall be reduced to the respective percentages necessary to bring the Class B Principal Balance of such Class of Class B Certificates to zero. The Class B Prepayment Percentages and the Class B Percentages of the remaining Classes of Class B Certificates will be recomputed substituting for the Subordinated Prepayment Percentage and Subordinated Percentage in such computations the difference between (A) the Subordinated Prepayment Percentage or Subordinated Percentage, as the case may be, and (B) the percentages determined in accordance with the preceding sentence necessary to bring the Class B Principal Balance of the affected Classes of Class B Certificates to zero; provided, however, that if the Class B Principal Balances of all the Classes of Class B Certificates eligible to receive distributions of principal shall be reduced to zero on such Distribution Date the Class B Prepayment Percentage and the Class B Percentage of the Class of Class B Certificates with the lowest numerical Class designation which would otherwise be ineligible to receive distributions of principal in accordance with this Section shall equal the remainder of Subordinated Prepayment Percentage for such Distribution Date minus the sum of the Class B Prepayment Percentages of the Classes of Class B Certificates having lower numerical Class designations, if any, and the remainder of the Subordinated Percentage for such Distribution Date minus the sum of the Class B Percentages of the Classes of Class B Certificates having lower numerical Class designations, if any, respectively. Any entitlement of any Class of Class B Certificates to principal payments solely pursuant to this clause (ii) shall not cause such Class to be regarded as being eligible to receive principal distributions for the purpose of applying the definition of its Class B Percentage or Class B Prepayment Percentage.

                  (e) On each Distribution Date other than the Final Distribution Date (if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Servicer), the Paying Agent shall, on behalf of the Trustee, from funds available on deposit in the Certificate Account, distribute to each Certificateholder of record on the preceding Record Date (other than as provided in Section 9.01 respecting the final distribution to Certificateholders or in the last paragraph of this
Section 4.01(e) respecting the final distribution in respect of a Certificate of any Class) either in immediately available funds by wire transfer to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder holds Class A Certificates of a Class (other than the Class A-R Certificate) or Class B Certificates of any Class having a Denomination at least equal to that specified in Section 11.23 and has so notified the Trustee or, if applicable, the Paying Agent at least seven Business Days prior to the Distribution Date, or, if such Holder holds the Class A-R Certificate or less than the requisite minimum Denomination of a Class of Class A Certificates (other than the Class A-R Certificate) or Class B Certificates or has not so notified the Trustee or Paying Agent, by check mailed to such Holder at the address of such Holder appearing in the Certificate Register, such Holder's share (based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class of Class A or Class B Certificates held by such Holder) of the Class A Distribution Amount with respect to each Class of Class A Certificates and the Class B Distribution Amount with respect to each Class of Class B Certificates.

                  In the event that, on any Distribution Date prior to the Final Distribution Date, the Class A Principal Balance of any Class of Class A Certificates (other than the Class A-R Certificate), or the Class B Principal Balance of any Class of Class B Certificates would be reduced to zero, the Trustee will then send a notice to each Certificateholder of such Class, with a copy to the Certificate Registrar, specifying that the final distribution with respect to such Class will be made on such Distribution Date only upon the presentation and surrender of such Certificateholder's Certificates at the office or agency of the Trustee therein specified; provided, however, that the failure to give such notice will not entitle a Certificateholder to any interest beyond the interest payable with respect to such Distribution Date in accordance with Section 4.01(a).

                  (f) The Paying Agent (or if no Paying Agent is appointed by the Trustee, the Trustee) shall withhold or cause to be withheld such amounts as may be required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders and any reductions to withholding by virtue of any bilateral tax treaties and any applicable certification required to be furnished by Certificateholders with respect thereto) from distributions to be made persons other than U.S. Persons ("Non-U.S. Persons"). Amounts withheld pursuant to this
Section 4.01(f) shall be treated as having been distributed to the related Certificateholder for all purposes of this Agreement. For the purposes of this paragraph, a "U.S. Person" is a citizen or resident of the United States, a corporation, partnership (except to the extent provided in applicable Treasury regulations) or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to United States federal income tax regardless of the source of its income or a trust if (i) for taxable years beginning after December 31, 1996 (or for taxable years ending after August 20, 1996, if the trustee has made an applicable election), a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust or
(ii) for all other taxable years, such trust is subject to United States federal income tax regardless of the source of its income (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

                  Section 4.02. Allocation of Realized Losses.
                                -----------------------------

                  (a) With respect to any Distribution Date, the principal portion of Realized Losses (other than Debt Service Reductions, Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) will be allocated as follows:

                  first, to the Class B-6 Certificates until the Class B-6 Principal Balance has been reduced to zero;

                  second, to the Class B-5 Certificates until the Class B-5 Principal Balance has been reduced to zero;

                  third, to the Class B-4 Certificates until the Class B-4 Principal Balance has been reduced to zero;

                  fourth, to the Class B-3 Certificates until the Class B-3 Principal Balance has been reduced to zero;

                  fifth, to the Class B-2 Certificates until the Class B-2 Principal Balance has been reduced to zero;

                  sixth, to the Class B-1 Certificates until the Class B-1 Principal Balance has been reduced to zero; and

                  seventh, concurrently, to the Class A Certificates (other than the Class A-PO Certificates) and Class A-PO Certificates based on the Non-PO Fraction and the PO Fraction, respectively.

                  This allocation of Realized Losses will be effected through the reduction of the applicable Class principal balance as the case may be.

                  (b) With respect to any Distribution Date, the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses occurring with respect to any Mortgage Loan allocable to the Class A-PO Certificates will equal the product of the amount of any such principal loss and the PO Fraction for such Mortgage Loan. The principal portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses remaining after allocation to the Class A-PO Certificates in accordance with the preceding sentence shall be allocated pro rata among the Class A Certificates (other than the Class A-PO Certificates), and the Class B Certificates based on the Class A Non-PO Principal Balance and the Aggregate Class B Principal Balance. Any such loss allocated to the Class A Certificates (other than the Class A-PO Certificates) shall be allocated on the subsequent Determination Date among the outstanding Classes of Class A Certificates (other than the Class A-PO Certificates) in accordance with the Class A Loss Percentages as of such Determination Date. Any such loss allocated to the Class B Certificates shall be allocated pro rata among the outstanding Classes of Class B Certificates based on their Class B Principal Balances.

                  (c) Any Realized Losses allocated to a Class of Certificates pursuant to Section 4.02(a) or Section 4.02(b) shall be allocated among the Certificates of such Class based on their Percentage Interests.

                  (d) In the event that there is a recovery of an amount in respect of principal of a Mortgage Loan which had previously been allocated as a Realized Loss to any Class or Classes of Certificates, each outstanding Class to which such Realized Loss had previously been allocated shall be entitled to its share (with respect to the Class A-PO Certificates based on the PO Fraction of such Mortgage Loan and with respect to the Class A Certificates (other than the Class A-PO Certificates), and the Class B Certificates based on their pro rata share of the Non-PO Fraction of such Mortgage Loan) of such recovery up to the amount of such

Realized Loss previously allocated to such Class on the Distribution Date in the month following the month in which such recovery is received. A Class of Certificates that is no longer outstanding shall not be entitled to any share of such recovery. In the event that the amount of such recovery exceeds the amount of such recovery allocated to each outstanding Class in accordance with the preceding provisions, each outstanding Class shall be entitled to its pro rata share (determined as described above) of such excess up to the amount of any unrecovered Realized Loss previously allocated to such Class.

                  (e) The interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses shall be allocated among the Class A Certificates, and the Class B Certificates, pro rata based on the Aggregate Class A Interest Accrual Amount, and the Aggregate Class B Interest Accrual Amount for the related Distribution Date. Any such loss allocated to the Class A Certificates shall be allocated among the outstanding Classes of Class A Certificates based on their Class A Interest Percentages. Any such loss allocated to the Class B Certificates will be allocated among the outstanding Classes of Class B Certificates based on their Class B Interest Percentages. In addition, after the Aggregate Class B Principal Balance has been reduced to zero, the interest portion of Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) will be allocated among the outstanding Classes of Class A Certificates based on their Class A Interest Percentages.

                  (f) Realized Losses allocated in accordance with this Section
4.02 will be allocated on the Determination Date in the second month following the month in which such loss was incurred with respect to the preceding Distribution Date.

                  Section 4.03. Payment Account.
                                ---------------

                  In the event the Paying Agent is not the Trustee, the Paying Agent shall establish and maintain a Payment Account, which shall be a separate trust account and an Eligible Account, in which the Trustee shall cause to be deposited from funds in the Certificate Account at or before 5:00 p.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, (a) an amount equal to the Pool Distribution Amount calculated without regard to clauses (ii) and (iii) of the definition thereof,
(b) Net Foreclosure Profits, if any, with respect to such Distribution Date minus any portion thereof payable to the Servicer pursuant to Section 3.05(ix) and (c) the amount of any recovery in respect of Realized Loss. The Servicer may cause the Paying Agent to invest the funds in the Payment Account. Any such investment shall be in Eligible Investments, which shall mature not later than the Business Day preceding the related Distribution Date (unless the Eligible Investments are obligations of the Trustee, in which case such Eligible Investments shall mature not later than the Distribution Date), and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Payment Account by the Servicer out of its own funds immediately as realized. The Paying Agent may withdraw from the Payment Account any amount deposited in the Payment Account that was not required to be deposited therein and may clear and terminate the Payment Account pursuant to Section 9.01.

                  Section 4.04. Statements to Certificateholders; Report to the
                                -----------------------------------------------
Seller. Concurrently with each distribution pursuant to Section 4.01(f), the
------
Trustee, or the Paying Agent appointed by the Trustee, shall forward or cause to be forwarded by mail to each Holder of a Certificate and the Seller a statement setting forth:

                  (i) the amount of such distribution to Holders of each Class of Class A Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein;

                  (ii) (a) the amount of such distribution to Holders of each Class of Class A Certificates allocable to interest, (b) the amount of the Current Class A Interest Distribution Amount allocated to each of Class A Certificates, (c) any Class A Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class A Unpaid Interest Shortfall with respect to each Class after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to each Class of Class A Certificates for such Distribution Date and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to each Class for such Distribution Date;

                  (iii) the amount of such distribution to Holders of each Class of Class B Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments including therein;

                  (iv) (a) the amount of such distribution to Holders of each Class of Class B Certificates allocable to interest, (b) the amount of the Current Class B Interest Distribution Amount allocated to each Class of Class B Certificates, (c) any Class B Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class B Unpaid Interest Shortfall after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to each Class of Class B Certificates for such Distribution Date and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to each Class of Class B Certificates for such Distribution Date;

                  (v) the amount of any Periodic Advance by the Servicer pursuant to Section 4.05;

                  (vi) the number of Mortgage Loans outstanding as of the Business Day preceding the related Determination Date;

                  (vii) the Aggregate Class A Principal Balance, the Class A Principal Balance of each Class of Class A Certificates, the Class B Principal Balance and the Class B Principal Balance of each Class of Class B Certificates as of the following Determination Date after giving effect to the distributions of principal made, and the principal portion of Realized Losses, if any, allocated with respect to such Distribution Date;

                  (viii) the Adjusted Pool Amount, the Adjusted Pool Amount PO, the Pool Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and the aggregate Scheduled Principal Balance of the Premium Mortgage Loans and the Discount Mortgage Loans for such Distribution Date;

                  (ix) the Class A Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Unscheduled Principal Receipt Period for the current Distribution Date which are applied by the Servicer during such Unscheduled Principal Receipt Period);

                  (x) the Class A Prepayment Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Unscheduled Principal Receipt Period for the current Distribution Day which are applied by the Servicer during such Unscheduled Principal Receipt Period and without taking into account the restrictions on the reduction of the Class A Prepayment Percentage set forth in the ninth sentence of the definition of Class A Prepayment Percentage);

                  (xi) the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Percentages for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Unscheduled Principal Receipt Period for the current Distribution Date which are applied by the Servicer during such Unscheduled Principal Receipt Period);

                  (xii) the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Prepayment Percentages for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Unscheduled Principal Receipt Period for the current Distribution Date which are applied by the Servicer during such Unscheduled Principal Receipt Period and without taking into account the restrictions on the reduction of the Class A Prepayment Percentage set forth in the ninth sentence of the definition of Class A Prepayment Percentage);

                  (xiii) the number and aggregate principal balances of Mortgage Loans delinquent (a) one month, (b) two months and (c) three months or more;

                  (xiv) the number and aggregate principal balances of the Mortgage Loans in foreclosure as of the Business Day preceding the related Determination Date;

                  (xv) the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

                  (xvi) the amount of the remaining Special Hazard Loss Amount, Fraud Loss Amount and Bankruptcy Loss Amount as of the close of business on such Distribution Date;

                  (xvii) the principal and interest portions of Realized Losses allocated as of such Distribution Date and the amount of such Realized Losses constituting Excess Special Hazard Losses, Excess Fraud Losses or Excess Bankruptcy Losses;

                  (xviii) the aggregate amount of Bankruptcy Losses allocated to each Class of Class B Certificates in accordance with Section 4.02(a) since the Relevant Anniversary;

                  (xix) the amount by which each Class B Principal Balance has been reduced as a result of Realized Losses allocated as of such Distribution Date;

                  (xx) the unpaid principal balance of any Mortgage Loan as to which the Servicer has determined not to foreclose because it believes the related Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances;

                  (xxi) the amount of the aggregate Servicing Fees (as adjusted pursuant to Section 3.14 by amounts paid or retained by the Servicer pursuant to Section 3.19) paid (and not previously reported) with respect to the related Distribution Date and the amount by which the aggregate Servicing Fee has been reduced by the Prepayment Interest Shortfall for the related Distribution Date;

                  (xxii) such other customary information as the Servicer deems necessary or desirable to enable Certificateholders to prepare their tax returns; and

                  (xxiii) the Class A-PO Deferred Amount, if any.

                  In the case of information furnished with respect to a Class of Class A Certificates pursuant to clauses (i) and (ii) above and with respect to a Class of Class B Certificates pursuant to clauses (iii) and (iv) above, the amounts shall be expressed as a dollar amount per Class A or Class B Certificate with a $1,000 Denomination.

                  Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Certificate a statement containing the information set forth in clauses (i) and (ii)(a) above in the case of a Class A Certificateholder and the information set forth in clauses (iii) and (iv)(a) above in the case of a Class B Certificateholder, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code.

                  Prior to the close of business on the third Business Day preceding each Distribution Date, the Trustee shall furnish a statement to any Paying Agent and the Seller (the information in such statement to be made available to Certificateholders by the Trustee on written request) setting forth the Class A Distribution Amount with respect to each Class of Class A Certificates, and the Class B Distribution Amount with respect to each Class of Class B Certificates. The determination by the Trustee of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder.

                  In addition to the reports required pursuant to this Section 4.04, the Trustee shall make available upon request to each Holder and each proposed transferee of a Class B-4, Class B-5 or Class B-6 Certificate such additional information, if any, as may be required to permit the proposed transfer to be effected pursuant to Rule 144A.

                  Section 4.05. Periodic Advances. If, on any Determination
                                -----------------
Date, the Servicer determines that any Monthly Payments due on the Due Date immediately preceding such Determination Date have not been received as of the close of business on the Business Day preceding such Determination Date, the Servicer shall determine the amount of any Periodic Advance required to be made with respect to the related Distribution Date. The Servicer shall, on or prior to such Distribution Date, furnish a statement to the Trustee (the information in such statement to be made available to Certificateholders upon request) setting forth the amount of such Monthly Payments which were not received as of the close of business on the Business Day preceding the related Determination Date, and shall on or prior to the day specified in Section 3.02 deposit in the Servicer Custodial Account an amount equal to the Periodic Advance, if any, which deposit may be made in whole or in part from funds in the Servicer Custodial Account being held for future distribution or withdrawal on or in connection with Distribution Dates in subsequent months. Any funds being held for future distribution to Certificateholders and so used shall be replaced by the Servicer from its own funds by deposit in the Servicer Custodial Account on or before the Business Day on which such funds are required to be transferred to the Certificate Account.

                  The Servicer shall designate on its records the specific Mortgage Loans and related installments (or portions thereof) as to which such Periodic Advance shall be deemed to have been made, and shall notify the Trustee in way of such determination which shall be conclusive for purposes of withdrawals from the Certificate Account pursuant to clauses (i) and (ii) of
Section 3.05.

                  Section 4.06. Reports to Mortgagors and the Internal Revenue
                                ----------------------------------------------
Service. The Trustee shall, in each year beginning after the Cut-Off Date,
-------
provide to the Internal Revenue Service and Mortgagors: (i) the information regarding foreclosures and abandonments of any Mortgaged Property required by Code Section 6050J; (ii) the information regarding payment of interest required by Code Section 6050H; and (iii) the information regarding cancellation of indebtedness required by Code Section 6050P.

                                   ARTICLE V

                               THE CERTIFICATES

          Section 5.01. The Certificates. (a) The Class A and Class B
                        ----------------
Certificates shall be issued only in minimum denominations of a Single Certificate and, integral multiples of $1,000 (or $1 in the case of the, Class A-PO and Class B Certificates) in excess thereof (except, if necessary, for one Certificate of each Class (other than the Class A-R Certificate) that evidences one Single Certificate plus such additional principal portion as is required in order for all Certificates of such Class to equal the Original Class A Principal Balance of such Class or the Original Class B Principal Balance of such Class, as the case may be), and shall be substantially in the respective forms set forth as Exhibits A-1, A-2, A-3, A-R, B-1, B-2, B-3, B-4, B-5, B-6, C and D (reverse side of Certificates) hereto. On original issue the Certificates shall be executed and delivered by the Trustee to or upon the order of the Seller upon receipt by the Trustee or the Custodian of the documents specified in Section
2.01. The aggregate principal portion evidenced by the Class A and Class B Certificates shall be the sum of the amounts specifically set forth in the respective Certificates. The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by any Responsible Officer thereof. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless manually countersigned by a Responsible Officer of the Trustee, or unless there appears on such Certificate a certificate of authentication executed by the Authenticating Agent by manual signature, and such countersignature or certificate upon a Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

          Until such time as Definitive Certificates are issued pursuant to
Section 5.07, each Book-Entry Certificate shall bear the following legend:

          "Unless this certificate is presented by an authorized representative of [the Clearing Agency] to the Trustee or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of [the Clearing Agency] or such other name as requested by an authorized representative of [the Clearing Agency] and any payment is made to [the Clearing Agency], any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful since the registered owner hereof, [the Clearing Agency], has an interest herein."

          (b) Upon original issuance, the Book-Entry Certificates shall be issued in the form of one or more typewritten certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Seller. Such Certificates shall initially be registered on the Certificate Register in the name of the nominee of the initial Clearing Agency, and no Beneficial Owner will receive a definitive certificate representing such Beneficial Owner's interest in the Book-Entry Certificates, except as provided in Section 5.07. Unless and until definitive, fully registered certificates ("Definitive Certificates") have been issued to Beneficial Owners pursuant to Section 5.07:

          (i) the provisions of this Section 5.01(b) shall be in full force and effect;

          (ii) the Seller, the Servicer, the Certificate Registrar and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates and the taking of actions by the Holders of Book-Entry Certificates) as the authorized representative of the Beneficial Owners;

          (iii) to the extent that the provisions of this Section 5.01(b) conflict with any other provisions of this Agreement, the provisions of this Section 5.01(b) shall control;

          (iv) the rights of Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law, the rules, regulations and procedures of the Clearing Agency and agreements between such Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants, and all references in this Agreement to actions by Certificateholders shall, with respect to the Book-Entry Certificates, refer to actions taken by the Clearing Agency upon instructions from the Clearing Agency Participants, and all references in this Agreement to distributions, notices, reports and statements to Certificateholders shall, with respect to the Book-Entry Certificates, refer to distributions, notices, reports and statements to the Clearing Agency or its nominee, as registered holder of the Book-Entry Certificates, as the case may be, for distribution to Beneficial Owners in accordance with the procedures of the Clearing Agency; and

          (v) the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Certificates to the Clearing Agency Participants, for distribution by such Clearing Agency Participants to the Beneficial Owners or their nominees.

          For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing specified Voting Interests, such direction or consent shall be given by Beneficial Owners having the requisite Voting Interests, acting through the Clearing Agency.

          Unless and until Definitive Certificates have been issued to Beneficial Owners pursuant to Section 5.07, copies of the reports or statements referred to in Section 4.04 shall be available to Beneficial Owners upon written request to the Trustee at the Corporate Trust Office.

          Section 5.02.  Registration of Transfer and Exchange of Certificates.
                         -----------------------------------------------------
(a) The Trustee shall cause to be kept at one of the offices or agencies to be maintained in accordance with the provisions of Section 5.06 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall act as, or shall appoint, a Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

          Upon surrender for registration of transfer of any Certificate at any office or agency maintained for such purpose pursuant to Section 5.06 (and subject to the provisions of this Section 5.02) the Trustee shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like aggregate principal portion or Percentage Interest and of the same Class.

          At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized Denominations of a like aggregate principal portion or Percentage Interest and of the same Class upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar or the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          All Certificates surrendered for transfer and exchange shall be canceled by the Certificate Registrar, the Trustee or the Authenticating Agent in accordance with their standard procedures.

          (b) No transfer of a Class A-PO, Class B-3, Class B-5 or Class B-6 Certificate shall be made unless the registration requirements of the Securities Act of 1933, as amended, and any applicable State securities laws are complied with, or such transfer is exempt from the registration requirements under said Act and laws. In the event that a transfer is to be made in reliance upon an exemption from said Act or laws, (i) unless such transfer is made in reliance on Rule 144A, the Trustee or the Seller may, if such transfer is to be made within three years from the date of the initial sale of Certificates, require a Class A-PO, Class B-4, Class B-5 or Class B-6 Certificateholder to deliver a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller, to the effect that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Seller or the Servicer, and (ii) the Trustee shall require the transferee to execute an investment letter in the form of Exhibit J hereto certifying to the Seller and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee, the Seller or the Servicer. The Holder of a Class A-PO, Class B-4, Class B-5 or Class B-6 Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Servicer and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. Neither the Seller nor the Trustee is under an obligation to register the Class B-4, Class B-5 or Class B-6 Certificates under said Act or any other securities law.

          (c) No transfer of a Class A-PO or Class B Certificate shall be made unless the Trustee and the Seller shall have received either (i) a representation letter from the transferee of such Class A-PO or Class B Certificate in the form of Exhibit J or K, as applicable, hereto, to the effect that (a) such transferee is not an employee benefit plan or other retirement arrangement subject to Title I of ERISA or Code Section 4975, or a governmental plan as defined in Section 3(32) of ERISA subject to any federal, state or local law ("Similar Law") which is to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") and is not a person acting on behalf of or using the assets of any such Plan, which representation letter shall not be an expense of the Trustee, the Seller or the Servicer or (b) if such transferee is an insurance company, the source of funds used to purchase the Class A-PO or Class B Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995) and there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization, exceed 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition, or (ii) in the case of any such Class A-PO or Class B Certificate presented for registration in the name of a Plan, or a trustee of any such Plan,
(A) an Opinion of Counsel satisfactory to the Trustee and the Seller to the effect that the purchase or holding of such Class A-PO or Class B Certificate will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code or Similar Law and will not subject the Trustee, the Seller or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Seller or the Servicer and (B) such other opinions of counsel, officer's certificates and agreements as the Seller or the Trustee may require in connection with such transfer, which opinions of counsel, officers' certificates and agreements shall not be an expense of the Trustee, the Seller or the Servicer. The Class A-PO and Class B Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding paragraph.

          (d) No legal or beneficial interest in all or any portion of the Class A-R Certificate may be transferred directly or indirectly to a "disqualified organization" within the meaning of Code Section 860E(e)(5) or an agent of a disqualified organization (including a broker, nominee, or middleman), to a Plan or a Person acting on behalf of or investing the assets of a Plan (such Plan or Person, an "ERISA Prohibited Holder") or to an individual, corporation, partnership or other person unless such transferee (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds the Class A-R Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class A-R Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class A-R Certificate will not be disregarded for federal income tax purposes (any such person who is not covered by clauses (i), (ii) or (iii) above being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect. The Trustee shall not execute, and shall not authenticate (or cause the Authenticating Agent to authenticate) and deliver, a new Class A-R Certificate in connection with any such transfer to a disqualified organization or agent thereof (including a broker, nominee or middleman), an ERISA Prohibited Holder or a Non-permitted Foreign Holder, and neither the Certificate Registrar nor the Trustee shall accept a surrender for transfer or registration of transfer, or register the transfer of, the Class A-R Certificate, unless the transferor shall have provided to the Trustee an affidavit, substantially in the form attached as Exhibit H hereto, signed by the transferee, to the effect that the transferee is not such a disqualified organization, an agent (including a broker, nominee, or middleman) for any entity as to which the transferee has not received a substantially similar affidavit, an ERISA Prohibited Holder or a Non-permitted Foreign Holder, which affidavit shall contain the consent of the transferee to any such amendments of this Agreement as may be required to further effectuate the foregoing restrictions on transfer of the Class A-R Certificate to disqualified organizations, ERISA Prohibited Holders or Non-permitted Foreign Holders. Such affidavit shall also contain the statement of the transferee that (i) the transferee has historically paid its debts as they have come due and intends to do so in the future, (ii) the transferee understands that it may incur liabilities in excess of cash flows generated by the residual interest, (iii) the transferee intends to pay taxes associated with holding the residual interest as they become due and (iv) the transferee will not transfer the Class A-R Certificate to any Person who does not provide an affidavit substantially in the form attached as Exhibit H hereto.

          The affidavit described in the preceding paragraph, if not executed in connection with the initial issuance of the Class A-R Certificate, shall be accompanied by a written statement in the form attached as Exhibit I hereto, signed by the transferor, to the effect that as of the time of the transfer, the transferor has no actual knowledge that the transferee is a disqualified organization, ERISA Prohibited Holder or Non-permitted Foreign Holder, and has no knowledge or reason to know that the statements made by the transferee with respect to clauses (i) and (iii) of the last sentence of the preceding paragraph are not true. The Class A-R Certificate shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding paragraph.

          Upon notice to the Trustee that any legal or beneficial interest in any portion of the Class A-R Certificate has been transferred, directly or indirectly, to a disqualified organization or agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold the Class A-R Certificate in constructive trust for the last transferor who was not a disqualified organization or agent thereof, and such transferor shall be restored as the owner of the Class A-R Certificate as completely as if such transfer had never occurred, provided that the Trustee may, but is not required to, recover any distributions made to such transferee with respect to the Class A-R Certificate, and (ii) the Trustee agrees to furnish to the Internal Revenue Service and to any transferor of the Class A-R Certificate or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary to the application of Code Section 860E(e) as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Class A-R Certificate (or portion thereof) for periods after such transfer. At the election of the Trustee, the cost to the Trustee of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Trustee shall in no event be excused from furnishing such information.

          Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates. If
                         -------------------------------------------------
(i) any mutilated Certificate is surrendered to the Trustee or the Authenticating Agent, or the Trustee or the Authenticating Agent receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee or the Authenticating Agent such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Trustee or the Authenticating Agent that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and authenticate (or cause the Authenticating Agent to authenticate) and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and principal portion or Percentage Interest and of the same Class. Upon the issuance of any new Certificate under this Section, the Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expense (including the fees and expenses of the Trustee or the Authenticating Agent) in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Estate, as if originally issued, whether or not the lost, stolen, or destroyed Certificate shall be found at any time.

          Section 5.04.  Persons Deemed Owners. Prior to the due presentation of
                         ---------------------
a Certificate for registration of transfer, the Seller, the Servicer, the Trustee, the Certificate Registrar and any agent of the Seller, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01, and for all other purposes whatsoever, and neither the Seller, the Servicer, the Trustee, the Certificate Registrar nor any agent of the Seller, the Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.

          Section 5.05.  Access to List of Certificateholders' Names and
                         -----------------------------------------------
Addresses.
---------

          (a) If the Trustee is not acting as Certificate Registrar, the Certificate Registrar shall furnish or cause to be furnished to the Trustee, within 15 days after receipt by the Certificate Registrar of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.

          (b) If five or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days following the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of the date more than 90 days prior to the date of receipt of such applicants' request and the Trustee is not the Certificate Registrar, the Trustee shall promptly request from the Certificate Registrar a current list as provided in paragraph (a) hereof, and shall afford such applicants access to such list promptly upon receipt.

          (c) Every Certificateholder, by receiving and holding a Certificate, agrees with the Seller, the Servicer, the Certificate Registrar and the Trustee that neither the Seller, the Servicer, the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names, addresses and Percentage Interests of the Certificateholders hereunder, regardless of the source from which such information was delivered.

          Section 5.06.  Maintenance of Office or Agency. The Trustee will
                         -------------------------------
maintain, at its expense, an office or agency where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Certificate Registrar in respect of the Certificates and this Agreement may be served. The Trustee initially designates the Corporate Trust Office and the principal corporate trust office of the Authenticating Agent, if any, as its offices and agencies for said purposes.

          Section 5.07.  Definitive Certificates. If (i)(A) the Servicer advises
                         -----------------------
the Trustee in writing that the Clearing Agency is no longer willing or able properly to discharge its responsibilities as depository with respect to the Book-Entry Certificates, and (B) the Servicer is unable to locate a qualified successor, (ii) the Servicer, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or
(iii) after the occurrence of dismissal or resignation of the Servicer, Beneficial Owners representing aggregate Voting Interests of not less than 51% of the aggregate Voting Interests of each outstanding Class of Book-Entry Certificates advise the Trustee through the Clearing Agency and Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Beneficial Owners, the Trustee shall notify the Beneficial Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Beneficial Owners requesting the same. Upon surrender to the Trustee by the Clearing Agency of the Certificates held of record by its nominee, accompanied by re-registration instructions and directions to execute and authenticate new Certificates from the Servicer, the Trustee shall execute and authenticate Definitive Certificates for delivery at its Corporate Trust Office. The Servicer shall arrange for, and will bear all costs of, the printing and issuance of such Definitive Certificates. Neither the Seller, the Servicer nor the Trustee shall be liable for any delay in delivery of such instructions by the Clearing Agency and may conclusively rely on, and shall be protected in relying on, such instructions.

          Section 5.08.  Notices to Clearing Agency. Whenever notice or other
                         --------------------------
communication to the Holders of Book-Entry Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to Beneficial Owners pursuant to Section 5.07, the Trustee shall give all such notices and communications specified herein to be given to Holders of Book-Entry Certificates to the Clearing Agency.

                                  ARTICLE VI

                                 THE SERVICER

          Section 6.01.  Liability of the Servicer. The Servicer, and any
                         -------------------------
subservicer appointed by the Servicer, shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Servicer herein. If the Servicer delegates any of its duties hereunder to one or more subservicers, the Servicer shall not be relieved thereby of its liability with respect thereto.

          Section 6.02.  Merger or Consolidation of the Servicer; Transfer of
                         ----------------------------------------------------
Servicing. Any Person into which the Servicer may be merged or consolidated, or
---------
any Person resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that any such successor or resulting Person shall be qualified to service mortgage loans for FNMA or FHLMC and shall have a net worth of not less than $15,000,000.

          Notwithstanding anything to the contrary contained in this Section
6.02 or in Section 6.04, the Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that (i) the purchaser or transferee accepting such assignment or delegation shall be a Person which shall be qualified to service mortgage loans for FNMA or FHLMC, shall be satisfactory to the Trustee, in the reasonable exercise of its judgment, and shall execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer under this Agreement from and after the date of such agreement; and (ii) each Rating Agency's rating of the Certificates in effect immediately prior to such assignment, sale or transfer would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such assignment, sale or transfer.

          In the case of any assignment and delegation of rights, duties and obligations under this Agreement pursuant to this Section 6.02, the Servicer shall be released from its duties and obligations under this Agreement, except that the Servicer shall remain liable for all liabilities and obligations incurred by it as Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in clauses (i) and (ii) of the preceding sentence.

          Section 6.03.  Limitation on Liability of the Servicer and Others.
                         --------------------------------------------------
Neither the Servicer or any subservicer appointed by it, nor any of their respective partners, directors, officers, employees or agents, shall be under any liability to the Trust Estate or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however,
                                                             --------  -------
that this provision shall not protect the Servicer, any subservicer or any such person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties or by reason of reckless disregard of his or its obligations and duties hereunder. The Servicer, any subservicer, and any of their respective partners, directors, officers, employees or agents, may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer, each subservicer, and each of their respective partners, directors, officers, employees or agents, shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties hereunder or by reason of reckless disregard of his or its obligations and duties hereunder. Neither the Servicer nor any subservicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties under this Agreement and that in its opinion may involve it in any expense or liability; provided, however,
                                                           --------  -------
that the Servicer or any subservicer may in its discretion undertake any such action which it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and the interest of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Servicer or such subservicer shall be entitled to be reimbursed therefor out of the Servicer Custodial Account pursuant to Section 3.03 or out of the Certificate Account as provided by
Section 3.05, and such amounts shall, on the following Distribution Date or Distribution Dates, be allocated in reduction of distributions on the Classes of Class A Certificates and the Classes of Class B Certificates in the same manner as Realized Losses are allocated pursuant to Section 4.02(a).

          Section 6.04.  The Servicer Not to Resign. Except as specifically
                         --------------------------
authorized pursuant to Section 6.02 above, the Servicer shall not resign from the obligations and duties hereby imposed on it, except upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the Servicer's responsibilities and obligations in accordance with Section 7.05 hereof.

                                  ARTICLE VII

                                    DEFAULT

          Section 7.01.  Events of Default. In case one or more of the following
                         -----------------
Events of Default by the Servicer shall occur and be continuing, that is to say:

          (i) any failure by the Servicer to make any deposit to the Certificate Account required by Section 3.02 which continues unremedied for a period of three Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or to the Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates; or

          (ii) any failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates; or

          (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged and unstayed for a period of 60 days; or

          (iv) the Servicer shall consent to the appointment of a trustee, conservator, receiver or liquidator or liquidating committee in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Servicer, or of or relating to all or substantially all of its property; or

          (v) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

          (vi) the Servicer shall be dissolved, or shall dispose of all or substantially all of its assets; or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer, as specified in Section 6.02 hereof; or

                                     VII-1

          (vii) the Servicer and the subservicer, if any, appointed by the Servicer both become ineligible to service for both FNMA and FHLMC, and both remain ineligible or fail diligently to proceed to become eligible to service for both FNMA and FHLMC, for a period of 90 days following written notice to the Servicer by the Trustee;

then, and in each and every such case, subject to applicable law, so long as an Event of Default shall not have been remedied, either the Trustee or the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates, by notice in writing to the Servicer (and to the Trustee if given by the Certificateholders) may terminate all of the rights and obligations of the Servicer under this Agreement, but without prejudice to any rights which the Servicer may have to the aggregate Servicing Fees (subject to Section 3.17) due prior to the date of transfer of the Servicer's responsibilities hereunder, reimbursement of expenses to the extent permitted by this Agreement, Periodic Advances and other advances of its own funds. Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, subject to the provisions of
Section 7.05; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The Servicer agrees to cooperate with the Trustee in effecting the termination of the Servicer's responsibilities and rights hereunder and shall promptly provide the Trustee all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Trustee all amounts which then have been or should have been deposited in the Certificate Account by the Servicer or which are thereafter received by the Servicer with respect to the Mortgage Loans.

          Section 7.02.  Other Remedies of Trustee. During the continuance of
                         -------------------------
any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

          Section 7.03.  Directions by Certificateholders and Duties of Trustee
                         ------------------------------------------------------
During Event of Default. During the continuance of any Event of Default, Holders
-----------------------
of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by

                                     VII-2
all Certificates may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement, provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

          Section 7.04.  Action upon Certain Failures of the Servicer and upon
                         -----------------------------------------------------
Event of Default. In the event that the Trustee shall have knowledge of any
----------------
failure of the Servicer specified in Section 7.01(i) or (ii) which would become an Event of Default upon the Servicer's failure to remedy the same after notice, the Trustee may, but need not if the Trustee deems it not in the Certificateholders' best interest, give notice thereof to the Servicer. For all purposes of this Agreement, in the absence of actual knowledge by a corporate trust officer of the Trustee, the Trustee shall not be deemed to have knowledge of any failure of the Servicer as specified in Section 7.01(i) and (ii) or any Event of Default unless notified thereof in writing by the Servicer or by a Certificateholder.

          Section 7.05.  Trustee to Act; Appointment of Successor. When the
                         ----------------------------------------
Servicer receives notice of termination pursuant to Section 7.01 or the Trustee receives the resignation of the Servicer evidenced by an Opinion of Counsel pursuant to Section 6.04, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall have the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof and in its capacity as such successor shall have the same limitation of liability herein granted to the Servicer. In the event that the Trustee is succeeding to the Servicer as the Servicer, as compensation therefor, the Trustee shall be entitled to receive monthly such portion of the Servicing Fee, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in Section 3.14 (subject to adjustment in accordance with Section 3.19), as is agreed to at such time by the Trustee and the Servicer, but in no event more than 25% thereof until the date of final cessation of the Servicer's servicing activities hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or to obtain a qualifying bid as described below, appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution having a net worth of not less than $10,000,000 and meeting such other standards for a successor servicer as are set forth herein, as the successor to the Servicer hereunder in the

                                     VII-3
assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, however, that until such a successor servicer is appointed and has assumed the responsibilities, duties and liabilities of the Servicer hereunder, the Trustee shall continue as the successor to the Servicer as provided above. The compensation of any successor servicer so appointed shall not exceed the compensation specified in Section 3.13 hereof (subject to adjustment in accordance with Section 3.18). In the event the Trustee is required to solicit bids as provided above, the Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth in the preceding sentence for the purchase of the servicing functions. Such public announcement shall specify that the successor servicer shall be entitled to the full amount of the Servicing Fee as servicing compensation together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in Section 3.12 (subject to adjustment in accordance with Section 3.18). Within 30 days after any such public announcement, the Trustee shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Trustee shall deduct all cost and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder from any sum received by the Trustee from the successor to the Servicer in respect of such sale, transfer and assignment. After such deductions, the remainder of such sum shall be paid by the Trustee to the Servicer at the time of such sale, transfer and assignment to the Servicer's successor. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicer agrees to cooperate with the Trustee and any successor servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Servicer's function hereunder and shall promptly also transfer to the Trustee or such successor servicer, as applicable, all amounts which then have been or should have been deposited in the Servicer Custodial Account or the Certificate Account by the Servicer or which are thereafter received by the Servicer with respect to the Mortgage Loans. Neither the Trustee nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer. Notwithstanding anything to the contrary contained in Section 7.01 above or this Section 7.05, the Servicer shall retain all of its rights and responsibilities hereunder, and no successor (including the Trustee) shall succeed thereto, if the assumption thereof by such successor would cause the rating assigned to any Certificates to be revoked, downgraded or placed on credit review status (other than for possible upgrading) by either Rating Agency and the retention thereof by the Servicer would avert such revocation, downgrading or review. Any successor to the Servicer shall assume in writing all of the Servicer's obligations.

          Section 7.06.  Notification to Certificateholders. Upon any
                         ----------------------------------
termination of the Servicer or appointment of a successor servicer, in each case as provided herein, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses

                                     VII-4
appearing in the Certificate Register. The Trustee shall also, within 45 days after the occurrence of any Event of Default known to the Trustee, give written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register, unless such Event of Default shall have been cured or waived within said 45 day period.

                                     VII-5

                                 ARTICLE VIII

                            CONCERNING THE TRUSTEE

          Section  8.01.  Duties of Trustee. The Trustee, prior to the
                          ------------------
occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured), the Trustee, subject to the provisions of Sections 7.01, 7.03 and 7.05, shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

          The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall
                                     --------  -------
not be responsible for the accuracy or content of any certificate, statement, instrument, report, notice or other document furnished by the Servicer pursuant to Articles II, III, IV and IX.

          No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:
                                      --------  -------

          (i) Prior to the occurrence of an Event of Default and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

          (ii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direc tion of holders of Certificates which evidence in the aggregate not less than 25% of the Voting Interest represented by all Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

                                    VIII-1

          (iii) The Trustee shall not be liable for any error of judgment made in good faith by any Responsible Officer, unless it shall be proved that the Trustee or such Responsible Officer was negligent in ascertaining the pertinent facts.

          None of the provisions contained in this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties as Trustee hereunder or in the exercise of any of its rights or powers if there is reasonable ground for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          Section 8.02.  Certain Matters Affecting the Trustee. Except as
                         -------------------------------------
otherwise provided in Section 8.01:

          (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) The Trustee may consult with counsel, and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (iii) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement; and

          (iv) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

          Section 8.03. Trustee Not Required to Make Investigation. Prior to the
                        ------------------------------------------
occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, Mortgage, Mortgage Note or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interest represented by all Certificates; provided, however, that if the
                                                 --------  -------
payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such investigation shall be paid by the Servicer or, if paid by the Trustee, shall be repaid by the Servicer upon demand.

                                    VIII-2

          Section 8.04.  Trustee Not Liable for Certificates or Mortgage Loans.
                         -----------------------------------------------------
The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Seller, and the Trustee assumes no responsibility as to the correctness of the same. The Trustee makes no representations for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document. Subject to Section 2.04, the Trustee shall not be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates.

          Section 8.05.  Trustee May Own Certificates. The Trustee and any agent
                         ----------------------------
of the Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee or such agent.

          Section 8.06.  The Servicer to Pay Trustee's Fees and Expenses. The
                         -----------------------------------------------
Servicer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Servicer will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement, or advance as may arise from its negligence or bad faith.

          Section 8.07.  Eligibility Requirements for Trustee. The Trustee
                         ------------------------------------
hereunder shall at all times be a corporation having its principal office in a state and city acceptable to the Seller, organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, or shall be a member of a bank holding system, the aggregate combined capital and surplus of which is at least $50,000,000, provided that the Trustee's separate capital and surplus shall at all times be at least the amount specified in Section 310(a)(2) of the Trust Indenture Act of 1939, and shall be subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.08.

          Section 8.08.  Resignation and Removal of Trustee. The Trustee may at
                         ----------------------------------
any time resign and be discharged from the trusts hereby created by giving written notice of resignation to the Servicer, such resignation to be effective upon the appointment of a successor trustee. Upon receiving such notice of resignation, the Servicer shall promptly

                                    VIII-3
appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.07 and shall fail to resign after written request for the Trustee's resignation by the Servicer, or if at any time the Trustee shall become incapable of acting, or an order for relief shall have been entered in any bankruptcy or insolvency proceeding with respect to the Trustee, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conversion or liquidation, or in order to change the situs of the Trust Estate for state tax reasons, then the Servicer shall remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

          The Holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interests represented by all Certificates may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Servicer, one complete set of which shall be delivered to the Trustee so removed and one complete set of which shall be delivered to the successor so appointed.

          Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.09.

          Section  8.09.   Successor Trustee.  Any successor trustee appointed
                           -----------------
as provided in Section 8.08 shall execute, acknowledge and deliver to the Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective, and such successor trustee, without any further act, deed or reconveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which Custodian shall become the agent of any successor trustee hereunder), and the Seller, the Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

          No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.07.

                                    VIII-4

          Upon acceptance of appointment by a successor trustee as provided in this Section, the Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Servicer fails to mail such notice within ten days after acceptance of the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Servicer.

          Section 8.10.  Merger or Consolidation of Trustee. Any Person into
                         ----------------------------------
which the Trustee may be merged or converted or with which it may be consolidated, to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole or any Person resulting from any merger, sale, transfer, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that (i) such Person shall be eligible under the provisions of Section 8.07, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, and (ii) the Trustee shall deliver an Opinion of Counsel to the Seller and the Servicer to the effect that such merger, consolidation, sale or transfer will not subject the REMIC to federal, state or local tax or cause the Trust Estate to fail to qualify as a REMIC, which Opinion of Counsel shall be at the sole expense of the Trustee.

          Section 8.11.  Authenticating Agent. The Trustee may appoint an
                         --------------------
Authenticating Agent, which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's countersignature, such reference shall be deemed to include authentication on behalf of the Trustee by the Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by the Authenticating Agent. The Authenticating Agent must be acceptable to the Seller and the Servicer and must be a corporation organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in a state and city acceptable to the Seller and the Servicer, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or state authorities.

          Any corporation into which the Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of the Authenticating Agent, shall be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          The Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Seller and the Servicer. The Trustee may at any time terminate the agency of the Authenticating Agent by giving written notice of termination to the Authenticating Agent, the Seller and the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time the Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.11, the Trustee

                                    VIII-5
promptly shall appoint a successor Authenticating Agent, which shall be acceptable to the Servicer, and shall give written notice of such appointment to the Seller, and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 8.11.

          The Authenticating Agent shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee. Any reasonable compensation paid to the Authenticating Agent shall be a reimbursable expense under Section 8.06.

          Section 8.12.  Separate Trustees and Co-Trustees. The Trustee shall
                         ---------------------------------
have the power from time to time to appoint one or more persons or corporations to act either as co-trustees jointly with the Trustee or as separate trustees, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business, where such separate trustee or co-trustee is necessary or advisable (or the Trustee is advised by the Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a Mortgaged Property is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a Mortgaged Property is located or in any state in which any portion of the Trust Estate is located. The Servicer shall advise the Trustee when, in its good faith opinion, a separate trustee or co-trustee is necessary or advisable as aforesaid. The separate trustees or co-trustees so appointed shall be trustees for the benefit of all of the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee. The Seller and the Servicer shall join in any such appointment, but such joining shall not be necessary for the effectiveness of such appointment.

          Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all powers, duties, obligations and rights conferred upon the Trustee in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

          (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder) the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate

                                    VIII-6
     or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee;

          (iii) no separate trustee or co-trustee hereunder shall be personally liable by reason of any act or omission of any other separate trustee or co-trustee hereunder; and

          (iv) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee so appointed by it, if such resignation or removal does not violate the other terms of this Agreement.

          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee, or custodian shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be furnished to the Trustee.

          Any separate trustee, co-trustee, or custodian may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          No separate trustee or co-trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.07 hereunder and no notice to Certificateholders of the appointment thereof shall be required under Section 8.09 hereof.

          The Trustee agrees to instruct the co-trustees, if any, to the extent necessary to fulfill the Trustee's obligations hereunder.

          The Servicer shall pay the reasonable compensation of the co-trustees to the extent, and in accordance with the standards, specified in Section 8.06 hereof.

          Section 8.13.  Appointment of Custodians. The Trustee may at any time
                         -------------------------
on or after the Closing Date, with the consent of the Servicer and the Seller, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to this
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in

                                    VIII-7
which it holds any Mortgage File. Each Custodial Agreement may be amended only as provided in Section 10.01.

          Section 8.14.  Monthly Advances. In the event that the Servicer fails
                         ----------------
to make a Periodic Advance required to be made pursuant to this Agreement on or before the Distribution Date, the Trustee shall make a Periodic Advance as required by Section 3.22 hereof; provided however, the Trustee shall not be
                                 -------- -------
required to make such Periodic Advances if prohibited by law or if it determines that such Periodic Advance would be a Nonrecoverable Advance. With respect to those Periodic Advances which should have been made by the Servicer, the Trustee shall be entitled, pursuant to Section 3.05(i), (ii) or (v) hereof, to be reimbursed from the Certificate Account for Periodic Advances and Nonrecoverable Advances made by it.

                                    VIII-8

                                  ARTICLE IX

                                  TERMINATION

          Section  9.01.  Termination upon Purchase by the Servicer or
                          --------------------------------------------
Liquidation of All Mortgage Loans. Subject to Section 9.02, the respective
---------------------------------
obligations and responsibilities of the Seller, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Servicer to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of (i) the purchase by the Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Estate at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than any Mortgage Loan as to which title to the underlying Mortgaged Property has been acquired and whose fair market value is included pursuant to clause (y) below) as of the Final Distribution Date, and (y) the fair market value of such acquired property (as determined by the Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Section 9.01), plus any accrued and unpaid interest through the last day of the month preceding the month of purchase at the applicable Net Mortgage Interest Rate and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate (including for this purpose the discharge of any Mortgagor under a defaulted Mortgage Loan on which the Servicer is not obligated to foreclose pursuant to the last paragraph of Section 3.11) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

          The right of the Servicer to purchase all the assets of the Trust Estate pursuant to clause (i) of the preceding paragraph is conditioned upon the Pool Scheduled Principal Balance as of the Final Distribution Date being less than the amount set forth in Section 11.22. In the case of any purchase by the Servicer pursuant to said clause (i), the Servicer shall provide to the Trustee the certification required by Section 3.12 and the Trustee and the Custodian shall, promptly following payment of the purchase price, release to the Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased.

          Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Servicer (if it is exercising its right to purchase the assets of the Trust Estate) or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day of the month preceding the month of such final distribution and not later than the twentieth day of the month of such final distribution specifying (A) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (B) the amount of any such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made (except in the case of any Class A Certificate surrendered on a prior Distribution Date pursuant to
Section 4.01) only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Servicer, the Servicer shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Estate computed as above provided.

          Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders on such Final Distribution Date in proportion to their respective Percentage Interests an amount equal to (i) as to the Classes of Class A Certificates, the respective Class A Principal Balance together with any related Class A Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Class A Interest Accrual Amount,
(ii) as to the Classes of Class B Certificates, the respective Class B Principal Balance together with any related Class B Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Class B Interest Accrual Amount together with any related Class B Unpaid Interest Shortfall and (iii) as to the Class A-R Certificate, the amount, if any, which remains on deposit in the Certificate Account or the Payment Account (other than amounts retained to meet claims) after application pursuant to clauses (i), (ii) and (iii) above and payment to the Servicer of any amounts it is entitled as reimbursement hereunder; provided, however, that if the fair market value of any acquired property referred to in, or covered by, clause (a) or (b) of the first paragraph of this Section 9.01 is less than the unpaid principal balance of the related Mortgage Loan, or, the price paid pursuant to clause (i) of the first paragraph of this Section 9.01 is insufficient to pay in full the amounts set forth in clauses (i), (ii) and (iii) of this paragraph, then any shortfall in the amount available for distribution to Certificateholders after reimbursement to the Servicer of any Periodic Advances shall be allocated in reduction of the amounts otherwise distributable on the Final Distribution Date in the same manner as Realized Losses are allocated pursuant to Section 4.02(b) hereof. Such distribution on the Final Distribution Date shall be in lieu of the distribution otherwise required to be made on such Distribution Date in respect of each Class of Certificates.

          In the event that all of the Certificateholders shall not surrender their Certificates for final payment and cancellation within three months following the Final Distribution Date, the Trustee shall on such date cause all funds, if any, in the Certificate Account and the Payment Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Servicer (if it exercised its right to purchase the assets of the Trust Estate) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within three months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such escrow account.

          Section 9.02.  Additional Termination Requirements. In the event the
                         -----------------------------------
Servicer exercises its purchase option as provided in Section 9.01, the Trust Estate shall be terminated in accordance with the following additional requirements, provided that the Trustee has received an Opinion of Counsel or other evidence to the effect that the termination of the Trust Estate (i) will constitute a "qualified liquidation" of the REMIC within the meaning of Code
Section 860F(a)(4)(A) and (ii) will not subject the REMIC to tax or cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding:

          (i) the notice given by the Servicer under Section 9.01 shall provide that such notice constitutes the adoption of a plan of complete liquidation of the REMIC as of the date of such notice (or, if earlier, the date on which the first such notice is mailed to Certificateholders). The Servicer shall also specify such date in a statement attached to the final tax return of the REMIC; and

          (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the Final Distribution Date, the Trustee shall sell all of the assets of the Trust Estate to the Servicer for cash at the purchase price specified in Section 9.01 and shall distribute such cash in the manner specified in Section 9.01.

                                   ARTICLE X

                           MISCELLANEOUS PROVISIONS

          Section 10.01.  Amendment.  This Agreement or any Custodial Agreement
                          ---------
may be amended from time to time by the Seller, the Servicer and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Estate as a REMIC at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any tax on the REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Certificate Account and the Payment Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Class A Certificates, the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates or the Class B-5 Certificates as evidenced by a letter from each Rating Agency rating such Certificates to such effect, (v) to modify, eliminate or add to the provisions of Section 5.02 or any other provisions hereof restricting transfer of the Certificates, provided that the Servicer for purposes of Section 5.02 has determined in its sole discretion that any such modifications to this Agreement will neither affect the rating on the Certificates nor give rise to a risk that the REMIC or any of the Certificateholders will be subject to a tax caused by a transfer to a non-permitted transferee, (vi) prior to the initial transfer of the Class A-PO Certificates by the Seller or an affiliate of the Seller to a Person other than the Seller or an affiliate of the Seller following the Closing Date, to modify
Section 11.24 to lower the Denomination which constitutes a Single Certificate, and to modify Section 11.23 to lower the minimum Denomination of Class A-PO Certificates eligible for wire transfer on each Distribution Date and (vii) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

          This Agreement or any Custodial Agreement may also be amended from time to time by the Seller, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the aggregate Voting Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such

Class; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class or in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class evidencing, as to such Class, Voting Interests aggregating not less than 66-2/3% or (iii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding.

          Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not subject the REMIC to tax or cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding.

          Promptly after the execution of any amendment requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder.

          It shall not be necessary for the consent of Certificateholders under this Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

          Section 10.02.  Recordation of Agreement.  This Agreement (or an
                          ------------------------
abstract hereof, if acceptable to the applicable recording office) is subject to recordation in all appropriate public offices for real property records in all the towns or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public office or elsewhere, such recordation to be effected by the Servicer and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

          For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          Section 10.03.  Limitation on Rights of Certificateholders.  The
                          ------------------------------------------
death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Estate, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of the Trust Estate, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the operation and management of the Trust Estate, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the Voting Interest represented by all Certificates shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          SECTION 10.04.  GOVERNING LAW; JURISDICTION.  THIS AGREEMENT SHALL
                          ---------------------------
BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 10.05.  Notices.  All demands, notices and communications
                          -------
hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified or registered mail, return receipt requested (i) in the case of the Seller, to Nations Mortgage Securities Corporation, Attention: ____________, or such other address as may hereafter be furnished to the Servicer and the Trustee in writing by the Seller, (ii) in the case of the Servicer, to NationsBanc Mortgage Corporation, ___________________________, Attention: ____________________ or such other address as may hereafter be furnished to the Seller and the Trustee in writing by the Servicer, and (iii) in the case of the Trustee, to the Corporate Trust Office, or such other address as may hereafter be furnished to the Seller and the Servicer in writing by the Trustee, in each case Attention: Corporate Trust Department.

Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice mailed or transmitted within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the addressee receives such notice, provided,
                                                               --------
however, that any demand, notice or communication to or upon the Seller, the
-------
Servicer or the Trustee shall not be effective until received.

          Section 10.06.  Severability of Provisions.  If any one  or more of
                          --------------------------
the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

          Section 10.07.  Special Notices to Rating Agencies.
                          ----------------------------------

          (a) The Trustee shall give prompt notice to each Rating Agency of the occurrence of any of the following events of which it has notice:

          (i)    any amendment to this Agreement pursuant to Section 10.01;

          (ii)   any sale or transfer of the Class B Certificates pursuant to
     Section 5.02 to an affiliate of the Seller;

          (iii) any assignment by the Servicer of its rights and delegation of its duties pursuant to Section 6.02;

          (iv)   any resignation of the Servicer pursuant to Section 6.04;

          (v)    the occurrence of any of the Events of Default described in
     Section 7.01;

          (vi)   any notice of termination given to the Servicer pursuant to
     Section 7.01;

          (vii)  the appointment of any successor to the Servicer pursuant to
     Section 7.05; or

          (viii) the making of a final payment pursuant to Section 9.01.

          (b) The Servicer shall give prompt notice to each Rating Agency of the occurrence of any of the following events:

          (i)    the appointment of a Custodian pursuant to Section 2.02;

          (ii) the resignation or removal of the Trustee pursuant to Section 8.08; or

          (iii)  the appointment of a successor trustee pursuant to Section
     8.09.

          (c)    The Servicer shall deliver to each Rating Agency:

          (i)    reports prepared pursuant to Sections 3.15 and 3.16; and

          (ii)   statements prepared pursuant to Sections 4.03 and 4.04.

          Section 10.08.  Covenant of Seller.  The Seller shall not amend
                          ------------------
Article Third of its Restated Certificate of Incorporation without the prior written consent of each Rating Agency rating the Certificates.

                                  ARTICLE XI

                            TERMS FOR CERTIFICATES

          Section 11.01.  Class A Fixed Pass-Through Rate.  The Class A Fixed
                          -------------------------------
Pass-Through Rate is ___% per annum.

          Section 11.02.  Cut-Off Date.  The Cut-Off Date for the Certificates
                          ------------
is _________, 19__.

          Section 11.03.  Cut-Off Date Aggregate Principal Balance.  The Cut-Off
                          ----------------------------------------
Date Aggregate Principal Balance is $_________.

          Section 11.04.  Original Class A Percentage.  The Original Class A
                          ---------------------------
Percentage is _________%.

          Section 11.05.  Original Class A Principal Balances.  As to the
                          -----------------------------------
following Classes of Class A Certificates, the Class A Principal Balance of such Class as of the Cut-Off Date, as follows:

                                              Original Class A
     Class                                    Principal Balance
     -----                                    -----------------
     Class A-1
     Class A-2
     Class A-3
     Class A-PO
     Class A-R

          Section 11.06.  Original Class A Non-PO Principal Balance. The
                          -----------------------------------------
Original Class A Non-PO Principal Balance is $______________.

          Section 11.07.  Original Class B-1 Percentage.  The Original Class
                          -----------------------------
B-1 Percentage is _______________%.

          Section 11.08.  Original Class B-2 Percentage.  The Original Class
                          -----------------------------
B-2 Percentage is ____________%.

          Section 11.09.  Original Class B-3 Percentage.  The Original Class
                          -----------------------------
B-3 Percentage is ____________%.

          Section 11.10.  Original Class B-4 Percentage.  The Original Class
                          -----------------------------
B-4 Percentage is ____________%.

          Section 11.11.  Original Class B-5 Percentage.  The Original Class
                          -----------------------------
B-5 Percentage is ____________%.

          Section 11.12.  Original Class B-6 Percentage.  The Original Class
                          -----------------------------
B-6 Percentage is _____________%.

          Section 11.13.  Original Aggregate Class B Principal Balance.  The
                          --------------------------------------------
Original Class B Principal Balance is $_______________.

          Section 11.14.  Original Class B Principal Balances.  As to any Class
                          -----------------------------------
B Certificate, the Class B Principal Balance of such Class as of the Cut-Off Date is as follows:

                                              Original Class B
     Class                                    Principal Balance
     -----                                    -----------------
     Class B-1
     Class B-2
     Class B-3
     Class B-4
     Class B-5
     Class B-6

          Section 11.15.  Original Class B-1 Fractional Interest. The Original
                          --------------------------------------
Class B-1 Fractional Interest is ____________%.

          Section 11.16.  Original Class B-2 Fractional Interest.  The Original
                          --------------------------------------
Class B-2 Fractional Interest is ____________%.

          Section 11.17.  Original Class B-3 Fractional Interest.  The Original
                          --------------------------------------
Class B-3 Fractional Interest is ____________%.

          Section 11.18.  Original Class B-4 Fractional Interest.  The Original
                          --------------------------------------
Class B-4 Fractional Interest is ____________%.

          Section 11.19.  Original Class B-4 Fractional Interest.  The Original
                          --------------------------------------
Class B-4 Fractional Interest is ____________%.

          Section 11.20.  Original Subordinated Percentage.  The Original
                          --------------------------------
Subordinated Percentage is ____________%.

          Section 11.21.  Closing Date.  The Closing Date is __________ ___,
                          ------------
199__.

          Section 11.22.  Right to Purchase.  The right of the Servicer to
                          -----------------
purchase all of the Mortgage Loans pursuant to Section 9.01 hereof shall be conditioned upon the Pool Scheduled Principal Balance of such Mortgage Loans aggregating less than $_____________ (10% of the Cut-Off Date Aggregate Principal Balance) at the time of any such purchase.

          Section 11.23.  Wire Transfer Eligibility.  With respect to the
                          -------------------------
Certificates (other than the Class ________ Certificates), the minimum Denomination eligible for wire transfer on each Distribution Date is $____________. The minimum Denomination eligible for wire transfer on each Distribution Date for the Class __________ Certificates is $______________. The Class A-R Certificate is not eligible for wire transfer.

          Section 11.24.  Single Certificate. A Single Certificate for each
                          ------------------
Class of Class A Certificates (other than the Class A - __ Certificates) and each Class of Class B Certificates represents a $___________ Denomination. A Single Certificate for the Class A- __ Certificates represents a $________ Denomination.

          Section 11.25.  Servicing Fee.  The rate used to calculate the
                          -------------
Servicing Fee for each Mortgage Loan is ______% per annum.

          IN WITNESS WHEREOF, the Seller, the Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                              NATIONS MORTGAGE
                                 SECURITIES CORPORATION
                                 as Seller

                              By:__________________________________





                              NATIONSBANC MORTGAGE CORPORATION
                                 as Servicer

                              By:__________________________________




                              [                                   ]

                                 as Trustee

                              By:__________________________________
                                 Name:
                                 Title:


Attest:

By:____________________

Name:__________________

Title:_________________

STATE OF NEW YORK)
                    ss.:
COUNTY OF NEW YORK)

          On this ___ the day of ____________, 199__, before me, a notary public in and for the State of New York, personally appeared ___________________, known to me who, being by me duly sworn, did depose and say that she resides at _________________; that she is a _________________ of Nations Mortgage
Securities Corporation, a __________________ corporation, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of said corporation.

[NOTARIAL SEAL]                         _________________________
                                        Notary Public

STATE OF NEW YORK)
                    ss.:
COUNTY OF NEW YORK)

          On this ___ the day of _____________, 199___, before me, a notary public in and for the State of New York, personally appeared ______________, known to me who, being by me duly sworn, did depose and say that she resides at ___________________; that she is a _______________ of NationsBanc Mortgage
Corporation a ___________ corporation, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of said corporation.

[NOTARIAL SEAL]                         _________________________
                                        Notary Public

STATE OF _____________)
                      ss.:
COUNTY OF ____________)

          On this _____ day of _____, 199__ before me, a notary public in and for the State of __________, personally appeared __________________, known to me who, being by me duly sworn, did depose and say that she resides at ___________________; that she is the ______________ of _________________ one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of said association.

[NOTARIAL SEAL]                         _________________________
                                        Notary Public

STATE OF _____________)
                      ss.:
COUNTY OF ____________)

          On this ____ day of _____, 199__ before me, a notary public in and for the State of ___________, personally appeared ________________, known to me who, being by me duly sworn, did depose and say that she resides at ______________; that she is the ______________ of ___________________________, a
_________________________, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of said association.

[NOTARIAL SEAL]                         _________________________
                                        Notary Public

                                  EXHIBIT A-1
                    [FORM OF FACE OF CLASS A-1 CERTIFICATE]

 [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
   DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
      NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE &
 CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                               INTEREST HEREIN.]


                       MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 199__-__, CLASS A-1


                   evidencing an interest in a pool of fixed
                   interest rate, conventional, monthly pay,
                     fully amortizing, first lien, one- to
               four-family residential mortgage loans, which may
                   include loans secured by shares issued by
                   cooperative housing corporations, sold by


                    NATIONS MORTGAGE SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, ANY AFFILIATE OF THE SELLER OR THE TRUSTEE, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, ANY AFFILIATE OF THE SELLER, THE TRUSTEE, ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.

Percentage Interest evidenced
by this Certificate:  %

Denomination:  $
Cut-Off Date:  __________ 1, 199__
First Distribution Date:  __________ 25, 199__
CUSIP No.:

          THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Nations Mortgage Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of __________ ___, 199__ (the "Agreement") among the Seller, NationsBanc Mortgage Corporation, as servicer (the "Servicer"), and ___________________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-1 Certificates required to be distributed to Holders of Class A-1 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-1 Certificates applicable to each Distribution Date will be _____% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-1 Certificates, as described in the Agreement.

          Distributions on this Certificate will be made by the Trustee or on behalf of the Trustee by a Paying Agent appointed by the Trustee by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Trustee pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this

                                     A-1-2

Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                     A-1-3

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                              [        ],
                                Trustee

                              By:  ____________________________
                                   Authorized Officer

Countersigned:

[          ],
 Trustee

By: ________________________
   Authorized Officer

                                     A-1-4

                                  EXHIBIT A-2
                    [FORM OF FACE OF CLASS A-2 CERTIFICATE]

 [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
   DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
      NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE &
 CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                               INTEREST HEREIN.]


                       MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 199__-__, CLASS A-2


                   evidencing an interest in a pool of fixed
                   interest rate, conventional, monthly pay,
                     fully amortizing, first lien, one- to
               four-family residential mortgage loans, which may
                   include loans secured by shares issued by
                   cooperative housing corporations, sold by


                    NATIONS MORTGAGE SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, ANY AFFILIATE OF THE SELLER OR THE TRUSTEE, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, ANY AFFILIATE OF THE SELLER, THE TRUSTEE, ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.

Percentage Interest evidenced
by this Certificate:  %

Denomination:  $
Cut-Off Date:  __________ 1, 199__
First Distribution Date:  __________ 25, 199__
CUSIP No.:

          THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Nations Mortgage Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of ______________, 199__ (the "Agreement") among the Seller, NationsBanc Mortgage Corporation, as servicer (the "Servicer"), and _________________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-2 Certificates required to be distributed to Holders of Class A-2 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-2 Certificates applicable to each Distribution Date will be _____% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-2 Certificates, as described in the Agreement.

          Distributions on this Certificate will be made by the Trustee or on behalf of the Trustee by a Paying Agent appointed by the Trustee by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Trustee pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this

                                     A-2-2

Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                     A-2-3

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                              [           ],
                                  Trustee

                              By:  __________________________
                                   Authorized Officer

Countersigned:

[           ],
 Trustee

By: ________________________
   Authorized Officer

                                     A-2-4

                                  EXHIBIT A-3
                    [FORM OF FACE OF CLASS A-3 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
      NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE &
 CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
  ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                               INTEREST HEREIN.]


                       MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 199__-__, CLASS A-3


                   evidencing an interest in a pool of fixed
                   interest rate, conventional, monthly pay,
                     fully amortizing, first lien, one- to
               four-family residential mortgage loans, which may
                   include loans secured by shares issued by
                   cooperative housing corporations, sold by


                    NATIONS MORTGAGE SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, ANY AFFILIATE OF THE SELLER OR THE TRUSTEE, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, ANY AFFILIATE OF THE SELLER, THE TRUSTEE, ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.

Percentage Interest evidenced
by this Certificate:  %

Denomination:  $
Cut-Off Date:  __________ 1, 199__
First Distribution Date:  __________ 25, 199__
CUSIP No.:

          THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Nations Mortgage Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of ________________, 199__ (the "Agreement") among the Seller, NationsBanc Mortgage Corporation, as servicer (the "Servicer"), and ________________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-3 Certificates required to be distributed to Holders of Class A-3 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-3 Certificates applicable to each Distribution Date will be _____% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-3 Certificates, as described in the Agreement.

          Distributions on this Certificate will be made by the Trustee or on behalf of the Trustee by a Paying Agent appointed by the Trustee by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Trustee pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this

                                     A-3-2

Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                     A-3-3

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                              [           ],
                                 Trustee

                              By:  __________________________
                                   Authorized Officer

Countersigned:

[           ],
 Trustee

By: ________________________
    Authorized Officer

                                     A-3-4

                                  EXHIBIT A-R

                    [Form of Face of Class A-R Certificate]


FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT, AMONG OTHER THINGS, IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR SUCH DISQUALIFIED ORGANIZATION OR A NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR NON-PERMITTED FOREIGN HOLDERS.

THE HOLDER OF THIS CLASS A-R CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO THE DESIGNATION OF THE TRUSTEE AS ITS AGENT TO ACT AS "TAX MATTERS PERSON" OF THE REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, OR, IF SO REQUESTED BY THE SERVICER, TO ACT AS TAX MATTERS PERSON OF THE REMIC.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                       MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 199__-__, CLASS A-R

                   evidencing an interest in a pool of fixed
                   interest rate, conventional, monthly pay,
                     fully amortizing, first lien, one- to
               four-family residential mortgage loans, which may
                   include loans secured by shares issued by
                   cooperative housing corporations, sold by

                    NATIONS MORTGAGE SECURITIES CORPORATION
               (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, ANY AFFILIATE OF THE SELLER OR THE TRUSTEE, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, ANY AFFILIATE OF THE SELLER, THE TRUSTEE, ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.

Percentage Interest evidenced
by this Certificate: ____%

Denomination:  $
Cut-Off Date:  __________ 1, 199__
First Distribution Date:  __________ 25, 199__
CUSIP No.:

                                     A-R-2

          THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of the Class A-R Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Nations Mortgage Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of _____________, 199_ (the "Agreement") among the Seller, NationsBanc Mortgage Corporation, as servicer (the "Servicer"), and _____________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-R Certificate required to be distributed to the Holders of the Class A-R Certificate on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Classes of Class A Certificates will not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-R Certificate applicable to each Distribution Date will be _____% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-R Certificate, as described in the Agreement.

          Distributions on this Certificate will be made by the Trustee or on behalf of the Trustee or by a Paying Agent appointed by the Trustee by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

                                     A-R-3

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                     A-R-4

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                   [         ],

                                   Trustee


                                   By:  __________________________
                                        Authorized Officer

Countersigned:

[         ],
 Trustee

By: ________________________
    Authorized Officer

                                     A-R-5

                                  EXHIBIT B-1
                    [FORM OF FACE OF CLASS B-1 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR
(B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                       MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 199_-_, CLASS B-1

           evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                    NATIONS MORTGAGE SECURITIES CORPORATION
               (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE SELLER, ANY AFFILIATE OF THE SELLER OR THE TRUSTEE, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, ANY AFFILIATE OF THE SELLER, THE TRUSTEE, ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No. __

Percentage Interest evidenced
by this Certificate:  ___%

Denomination:  $____________
Cut-Off Date:  __________ 1, 199__
First Distribution Date:  __________ 25, 199__
CUSIP No.:

                                     B-1-2

          THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Nations Mortgage Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of _____________, 199_ (the "Agreement") among the Seller, NationsBanc Mortgage Corporation, as servicer (the "Servicer"), and _____________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates as specified in the Agreement, any Class B-1 Distribution Amount required to be distributed to Holders of Class B-1 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The Pass-Through Rate on the Class B-1 Certificates applicable to each Distribution Date will be _____% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-1 Certificates, as described in the Agreement.

          Distributions on this Certificate will be made by the Trustee or on behalf of the Trustee or by a Paying Agent appointed by the Trustee by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Trustee pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

                                     B-1-3

          No transfer of a Class B-1 Certificate will be made unless the Holder hereof desiring to make any such transfer shall deliver to the Trustee (i) a representation letter, in the form as described in the Agreement, stating either
(a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, or is acting on behalf of or using the assets of a Plan,
(a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Trustee may require, as described in the Agreement.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                     B-1-4

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                   [         ],

                                     Trustee

                                   By:  __________________________
                                        Authorized Officer

Countersigned:

[         ],

 Trustee

By: ________________________
    Authorized Officer

                                     B-1-5

                                  EXHIBIT B-2
                    [FORM OF FACE OF CLASS B-2 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR
(B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                       MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 199_-_, CLASS B-2

           evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                    NATIONS MORTGAGE SECURITIES CORPORATION
               (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE SELLER, ANY AFFILIATE OF THE SELLER OR THE TRUSTEE, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, ANY AFFILIATE OF THE SELLER, THE TRUSTEE, ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No. __

Percentage Interest evidenced
by this Certificate:  ___%

Denomination:  $____________
Cut-Off Date:  __________ 1, 199__
First Distribution Date:  __________ 25, 199__
CUSIP No.:

                                     B-2-2

          THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Nations Mortgage Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of _____________, 199_ (the "Agreement") among the Seller, NationsBanc Mortgage Corporation, as servicer (the "Servicer"), and _____________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-2 Distribution Amount required to be distributed to Holders of Class B-2 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The Pass-Through Rate on the Class B-2 Certificates applicable to each Distribution Date will be _____% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-2 Certificates, as described in the Agreement.

          Distributions on this Certificate will be made by the Trustee or on behalf of the Trustee or by a Paying Agent appointed by the Trustee by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Trustee pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

                                     B-2-3

          No transfer of a Class B-2 Certificate will be made unless the Holder hereof desiring to make any such transfer shall deliver to the Trustee (i) a representation letter, in the form as described in the Agreement, stating either
(a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, or is acting on behalf of or using the assets of a Plan,
(a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Trustee may require, as described in the Agreement.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                     B-2-4

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                   [         ],

                                     Trustee

                                   By:  __________________________
                                        Authorized Officer

Countersigned:

[          ],

 Trustee

By: ________________________
    Authorized Officer

                                     B-2-5

                                  EXHIBIT B-3
                    [FORM OF FACE OF CLASS B-3 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CLASS B-1 AND CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR
(B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                       MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 199_-_, CLASS B-3

           evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                    NATIONS MORTGAGE SECURITIES CORPORATION
               (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE SELLER, ANY AFFILIATE OF THE SELLER OR THE TRUSTEE, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, ANY AFFILIATE OF THE SELLER, THE TRUSTEE, ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No. __

Percentage Interest evidenced
by this Certificate:  ___%

Denomination:  $____________
Cut-Off Date:  __________ 1, 199__
First Distribution Date:  __________ 25, 199__
CUSIP No.:

                                     B-3-2

          THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Nations Mortgage Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of _____________, 199_ (the "Agreement") among the Seller, NationsBanc Mortgage Corporation, as servicer (the "Servicer"), and _____________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-3 Distribution Amount required to be distributed to Holders of Class B-3 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The Pass-Through Rate on the Class B-3 Certificates applicable to each Distribution Date will be _____% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-3 Certificates, as described in the Agreement.

          Distributions on this Certificate will be made by the Trustee or on behalf of the Trustee or by a Paying Agent appointed by the Trustee by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Trustee pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

                                     B-3-3

          No transfer of a Class B-3 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the date of initial issuance of the Certificates pursuant to the Agreement, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either
(a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, or is acting on behalf of or using the assets of a Plan,
(a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Trustee may require, as described in the Agreement.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                     B-3-4

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                   [         ],

                                   Trustee

                                   By:  __________________________
                                        Authorized Officer

Countersigned:

[              ],

 Trustee

By: ________________________
 Authorized Officer

                                     B-3-5

                                  EXHIBIT B-4
                    [FORM OF FACE OF CLASS B-4 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2 AND CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR
(B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                       MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 199_-_, CLASS B-4

           evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                    NATIONS MORTGAGE SECURITIES CORPORATION
               (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE SELLER, ANY AFFILIATE OF THE SELLER OR THE TRUSTEE, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, ANY AFFILIATE OF THE SELLER, THE TRUSTEE, ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No. __

Percentage Interest evidenced
by this Certificate:  ___%

Denomination:  $____________
Cut-Off Date:  __________ 1, 199__
First Distribution Date:  __________ 25, 199__
CUSIP No.:

                                     B-4-2

          THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Nations Mortgage Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of _____________, 199_ (the "Agreement") among the Seller, NationsBanc Mortgage Corporation, as servicer (the "Servicer"), and _____________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-4 Distribution Amount required to be distributed to Holders of Class B-4 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The Pass-Through Rate on the Class B-4 Certificates applicable to each Distribution Date will be _____% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-4 Certificates, as described in the Agreement.

          Distributions on this Certificate will be made by the Trustee or on behalf of the Trustee or by a Paying Agent appointed by the Trustee by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Trustee pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

                                     B-4-3

          No transfer of a Class B-4 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the date of initial issuance of the Certificates pursuant to the Agreement, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either
(a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, or is acting on behalf of or using the assets of the Plan
(a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Trustee may require, as described in the Agreement.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                     B-4-4

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                   [         ],

                                   Trustee

                                   By:  __________________________
                                        Authorized Officer

Countersigned:

[          ],

 Trustee

By: ________________________
 Authorized Officer

                                     B-4-5

                                  EXHIBIT B-5
                    [FORM OF FACE OF CLASS B-5 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2, CLASS B-3 AND CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR
(B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                       MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 199_-_, CLASS B-5

           evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                    NATIONS MORTGAGE SECURITIES CORPORATION
               (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE SELLER, ANY AFFILIATE OF THE SELLER OR THE TRUSTEE, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, ANY AFFILIATE OF THE SELLER, THE TRUSTEE, ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No. __

Percentage Interest evidenced
by this Certificate:  ___%

Denomination:  $____________
Cut-Off Date:  __________ 1, 199__
First Distribution Date:  __________ 25, 199__
CUSIP No.:

                                     B-5-2

          THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-5 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Nations Mortgage Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of _____________, 199_ (the "Agreement") among the Seller, NationsBanc Mortgage Corporation, as servicer (the "Servicer"), and _____________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-5 Distribution Amount required to be distributed to Holders of Class B-5 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The Pass-Through Rate on the Class B-5 Certificates applicable to each Distribution Date will be _____% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-5 Certificates, as described in the Agreement.

          Distributions on this Certificate will be made by the Trustee or on behalf of the Trustee or by a Paying Agent appointed by the Trustee by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Trustee pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

                                     B-5-3

          No transfer of a Class B-5 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the date of initial issuance of the Certificates pursuant to the Agreement, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either
(a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, or is acting on behalf of or using the assets of the Plan
(a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Trustee may require, as described in the Agreement.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                     B-5-4

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                   [         ],

                                   Trustee

                                   By:  __________________________
                                        Authorized Officer

Countersigned:

[          ],

 Trustee

By: ________________________
    Authorized Officer

                                     B-5-5

                                  EXHIBIT C-1
                   [FORM OF FACE OF CLASS A-PO CERTIFICATE]

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                       MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 199_-_, CLASS A-PO


                   evidencing an interest in a pool of fixed
                   interest rate, conventional, monthly pay,
                     fully amortizing, first lien, one- to
               four-family residential mortgage loans, which may
                   include loans secured by shares issued by
                   cooperative housing corporations, sold by

                    NATIONS MORTGAGE SECURITIES CORPORATION
               (Not an interest in or obligation of the Seller)

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, ANY AFFILIATE OF THE SELLER OR THE TRUSTEE, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, ANY AFFILIATE OF THE SELLER, THE TRUSTEE, ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

          DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No. __

Percentage Interest evidenced
by this Certificate:  ___%

Denomination:  $____________
Cut-Off Date:  __________ 1, 199__
First Distribution Date:  __________ 25, 199__
CUSIP No.:

                                     C-1-2

          THIS CERTIFIES THAT _____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-PO Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Nations Mortgage Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of _____________, 199_ (the "Agreement") among the Seller, NationsBanc Mortgage Corporation, as servicer (the "Servicer"), and _____________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount required to be distributed to Holders of Class A-PO Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class A-PO Certificates will not be entitled to distributions in respect of interest.

          Distributions on this Certificate will be made by the Trustee or on behalf of the Trustee or by a Paying Agent appointed by the Trustee by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Trustee pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

          No transfer of a Class A-PO Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such

                                     C-1-3
transfer is to be made within three years from the date of initial issuance of the Certificates pursuant to the Agreement, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (ii) if such transferee is a Plan, or is acting on behalf of or using the assets of the Plan (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Trustee may require, as described in the Agreement.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

          Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                     C-1-4

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                   [         ],

                                   Trustee

                                   By:  __________________________
                                        Authorized Officer

Countersigned:

[          ],

 Trustee

By: ________________________
    Authorized Officer

                                     C-1-5

                                   EXHIBIT D


                [Form of Reverse of Series 199__ Certificates]


                    NATIONS MORTGAGE SECURITIES CORPORATION

                      MORTGAGE PASS-THROUGH CERTIFICATES

                                 SERIES 199__

          This Certificate is one of a duly authorized issue of Certificates issued in several Classes and Subclasses designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event funds are advanced with respect to any Mortgage Loan by the Servicer, such advances are reimbursable to the Servicer to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

          As provided in the Agreement, withdrawals from the Custodial Servicing Account of the Servicer and/or the Certificate Account created for the benefit of Certificateholders may be made by the Servicer or the Trustee from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Servicer or the Trustee, as applicable, of advances made by the Servicer or the Trustee.

          The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Seller, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66 2/3% of the Voting Interests of each Class or Subclass of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized Denominations evidencing the same

Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable only as registered Certificates without coupons in Classes and Denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized Denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Seller, the Servicer, the Trustee and the Certificate Registrar, and any agent of the Seller, the Servicer, the Trustee or the Certificate Registrar, may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Seller, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement in respect of the Certificates and the Trust Estate created thereby shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to the Agreement following the earlier of (i) the payment or other liquidation (or advance with respect thereto) of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Servicer from the Trust Estate of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans; provided, however, that the Trust Estate will in no event continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date of the Agreement. The Agreement permits, but does not require, the Servicer to purchase all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such option will effect early retirement of the Certificates, the Servicer's right to exercise such option being subject to the Pool Scheduled Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of such repurchase are distributed being less than ten percent of the Cut-Off Date Aggregate Principal Balance.

                                  ASSIGNMENT
                                  ----------

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

   (Please print or typewrite name and address including postal zip code of assignee)

the beneficial interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Estate.

          I (We) further direct the Certificate Registrar to issue a new Certificate of a like Denomination or Percentage Interest and Class or Subclass, to the above named assignee and deliver such Certificate to the following address:

           ________________________________________________________

           Social Security or other Identifying Number of Assignee:

                            ______________________

                                    Dated:

                                    ____________________________________________
                                    Signature by or on behalf of assignor

                                    ____________________________________________
                                    Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of distribution:

          Distributions shall be made, if the assignee is eligible to receive distributions in immediately available funds, by wire transfer or otherwise, in immediately available funds to _________________________________________________
for the account of _______________________________account number ______________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to _____________________________________.

          This information is provided by ______________________, the assignee named above, or ___________________________________, as its agent.

                                   EXHIBIT E

                              CUSTODIAL AGREEMENT
                              -------------------

          THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of _____________, by and among _____________________, not individually, but solely as Trustee (including its successors under the Pooling and Servicing Agreement defined below, the "Trustee"), NATIONS MORTGAGE SECURITIES CORPORATION (together with any successor in interest, the "Seller"), NATIONSBANC MORTGAGE CORPORATION, (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, the "Servicer"), and ___________________________ (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                         W I T N E S S E T H  T H A T
                         - - - - - - - - - -  - - - -

          WHEREAS, the Seller, the Servicer and the Trustee have entered into a Pooling and Servicing Agreement dated as of _____________, 199__ relating to the issuance of Mortgage Pass-Through Certificates, Series 199__ (as in effect on the date of this Agreement, the "Original Pooling and Servicing Agreement", and as amended and supplemented from time to time, the "Pooling and Servicing Agreement"); and

          WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Seller and the Servicer under the Pooling and Servicing Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Seller, the Servicer and the Custodian hereby agree as follows:

                                   ARTICLE I


                                  Definitions

          Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling and Servicing Agreement, unless otherwise required by the context herein.

                                  ARTICLE II


                         Custody of Mortgage Documents

          Section 2.1.  Custodian to Act as Agent; Acceptance of Custodial
                        --------------------------------------------------
Files.  The Custodian, as the duly appointed agent of the Trustee for these
-----
purposes, acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments and other documents relating to the

Mortgage Loans identified on the schedule attached hereto and declares that it holds and will hold such Mortgage Notes, Mortgages, assignments and other documents and any similar documents received by the Trustee subsequent to the date hereof (the "Custodial Files") as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

          Section 2.2.  Recordation of Assignments.  If any Custodial File
                        --------------------------
includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Seller for the purpose of recording it in the appropriate public office for real property records, and the Seller, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

          Section 2.3.  Review of Custodial Files.  The Custodian agrees, for
                        -------------------------
the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.01 of the Pooling and Servicing Agreement, each Custodial File. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Custodial File to be missing or defective in any material respect, the Custodian shall promptly so notify the Seller, the Servicer and the Trustee.

          Section 2.4.  Notification of Breaches of Representations and
                        -----------------------------------------------
Warranties.  Upon discovery by the Custodian of a breach of any representation
----------
or warranty made by the Servicer or the Seller as set forth in the Pooling and Servicing Agreement, the Custodian shall give prompt written notice to the Seller, the Servicer and the Trustee.

          Section 2.5.  Custodian to Cooperate; Release of Custodial Files.
                        --------------------------------------------------
Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in an manner customary for such purposes, the Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Certificate Account pursuant to Section 3.02 of the Pooling and Servicing Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Custodial File. The Custodian agrees, upon receipt of such certification and request, promptly to release the related Custodial File to the Servicer.

          From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part of, the Custodial File be released to the Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan.
With such certificate, the Servicer shall deliver to the Custodian a receipt signed by a Servicing Officer on behalf of the Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Custodial File or such document to the Servicer. The Servicer shall cause each

Custodial File or any document therein so released to be returned to the Custodian when the need therefor by the Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account to the extent required by the Pooling and Servicing Agreement or (ii) the Custodial File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Custodial File or such document were delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver such receipt with respect thereto to the Servicer upon deposit of the related Liquidation Proceeds in the Certificate Account to the extent required by the Pooling and Servicing Agreement.

          Section 2.6.  Assumption Agreements.  In the event that any assumption
                        ---------------------
agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which copy shall be added to the related Custodial File and, for all purposes, shall be considered a part of such Custodial File to the same extent as all other documents and instruments constituting parts thereof.

                                  ARTICLE III


                           Concerning the Custodian

          Section 3.1.  Custodian a Bailee and Agent of the Trustee.  With
                        -------------------------------------------
respect to each Mortgage Note, Mortgage and other documents constituting each Custodian File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Custodial File shall be delivered by the Custodian to the Seller or the Servicer or otherwise released from the possession of the Custodian.

          Section 3.2.  Indemnification.  The Seller hereby agrees to indemnify
                        ---------------
and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reasons of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Seller, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fees, or charge shall have been caused by reason of any negligent act, negligent failure to act, or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

          Section 3.3.  Custodian May Own Certificates.  The Custodian in its
                        ------------------------------
individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

          Section 3.4.  Servicer to Pay Custodian's Fees and Expenses.  The
                        ---------------------------------------------
Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

          Section 3.5.  Custodian May Resign; Trustee May Remove Custodian.  The
                        --------------------------------------------------
Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Custodial Files itself and give prompt notice thereof to the Seller, the Servicer and the Custodian or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian.
If the Trustee shall not have taken custody of the Custodial Files and no successor Custodian shall have been so appointed and have accepted resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

          The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7.

          Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Seller and the Servicer of the appointment of any successor Custodian. No successor Custodian shall have been appointed and accepted appointment by the Trustee without the prior approval of the Seller and the Servicer.

          Section 3.6.  Merger or Consolidation of Custodian.  Any Person into
                        ------------------------------------
which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          Section 3.7.  Representations of the Custodian.  The Custodian hereby
                        --------------------------------
represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdiction in which it will hold any Custodian File.

                                  ARTICLE IV

                           Miscellaneous Provisions

          Section 4.1.  Notices.  All notices, requests, consents and demands
                        -------
and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

          Section 4.2.  Amendments.  No modification or amendment of or
                        ----------
supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Seller, the Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

          SECTION 4.3.  GOVERNING LAW.  THIS AGREEMENT SHALL BE DEEMED A
                        -------------
CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          Section 4.4.  Recordation of Agreement.  To the extent permitted by
                        ------------------------
applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

          For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          Section 4.5.  Severability of Provisions.  If any one or more of the
                        --------------------------
covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

          IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                      [                                      ]

                              By:_____________________________________
                              Name:___________________________________
                              Title:__________________________________

Address:                      NATIONS MORTGAGE
                                SECURITIES CORPORATION

                              By:_____________________________________
                              Name:___________________________________
                              Title:__________________________________

Address:                      NATIONSBANC MORTGAGE
                                CORPORATION

                              By:_____________________________________
                              Name:___________________________________
                              Title:__________________________________

Address:                      [                                      ]

                              By:_____________________________________
                              Name:___________________________________
                              Title:__________________________________

STATE OF            )
                    :  ss.:
COUNTY OF           )

          On this ____ day of _________, 19__, before me, a notary public in and for the State of ____________, personally appeared _______________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the __________ of Nations Mortgage
Securities Corporation, a __________ corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                             ___________________________________
                                                         Notary Public

[NOTARIAL SEAL]

STATE OF       )
               :  ss.:
COUNTY OF      )

          On this ___ day of ________, 19__, before me, a notary public in and for the State of ____________, personally appeared __________ _________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the ____________________ of
_____________________, a ______________________, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.



                                             ___________________________________
                                                         Notary Public


[NOTARIAL SEAL]

STATE OF       )
               :  ss.:
COUNTY OF      )

          On this ___ day of ________, 19__, before me, a notary public in and for the State of ____________, personally appeared _______________, _______________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the __________ of
NationsBanc Mortgage Corporation, a __________ corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                             ___________________________________
                                                         Notary Public


[NOTARIAL SEAL]

STATE OF       )
               :  ss.:
COUNTY OF      )

          On this ____ day of ________, 19__, before me, a notary public in and for the State of __________, personally appeared __________, __________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the _______________________ of
______________________, a _________________________, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.


                                             ___________________________________
                                                         Notary Public


[NOTARIAL SEAL]

                                   EXHIBIT F


                           [Mortgage Loan Schedule]

                                   EXHIBIT G


                              REQUEST FOR RELEASE
                            (for Trustee/Custodian)

Loan Information
----------------

     Name of Mortgagor:             _____________________________

     Servicer
     Loan No.:                      _____________________________

Custodian/Trustee
-----------------

     Name:                          _____________________________

     Address:                       _____________________________

                                    _____________________________
     Custodian/Trustee
     Mortgage File No.:             _____________________________

Seller
------

     Name:                          _____________________________

     Address:                       _____________________________

                                    _____________________________

     Certificates:                  Mortgage Pass-Through Certificates,
                                    Series 199_-_

          The undersigned Servicer hereby acknowledges that it has received from _____________________, as Trustee for the Holders of Mortgage Pass-Through Certificates, Series 199_-_, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement dated as of _____________, 199_ (the "Pooling and Servicing Agreement") among the Trustee, the Seller and the Servicer.

( ) Promissory Note dated ______________, 199__, in the original principal sum of $___________, made by ____________________, payable to, or endorsed to the order of, the Trustee.

(  )  Mortgage recorded on _____________________ as instrument no.
      ______________ in the County Recorder's Office of the County of
      ____________________, State of

     _______________________ in book/reel/docket ____________________ of official records at page/image ____________.

(  )  Deed of Trust recorded on ____________________ as instrument no.
     _________________ in the County Recorder's Office of the County of
     ___________________, State of _________________ in book/reel/docket
     ____________________ of official records at page/image ____________.

( ) Assignment of Mortgage or Deed of Trust to the Trustee, recorded on ______________________________ as instrument no. ______________ in the
     County Recorder's Office of the County of ______________________, State of _____________________ in book/reel/docket ____________________ of official records at page/image ____________.

( ) Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

     (  ) _____________________________________________

     (  ) _____________________________________________

     (  ) _____________________________________________

     (  ) _____________________________________________

     The undersigned Servicer hereby acknowledges and agrees as follows:

          (1) The Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

          (2) The Servicer shall not cause or permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

          (3) The Servicer shall return the Documents to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Agreement.

          (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Servicer shall at all times be earmarked for the account of the Trustee, and the Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Servicer's possession, custody or control.

                                   NATIONSBANC MORTGAGE CORPORATION

                                   By:  __________________________

                                   Title: _________________________
Date: ________________, 19__

                                   EXHIBIT H

                                     AFFIDAVIT PURSUANT TO SECTION 860E(e)(4) OF
                                     THE INTERNAL REVENUE CODE OF 1986, AS
                                     AMENDED, AND FOR NON-ERISA INVESTORS

STATE OF      )
              ) ss:
COUNTY OF     )

          [NAME OF OFFICER], being first duly sworn, deposes and says:

          1. That he is [Title of Officer] of [Name of Purchaser] (the "Purchaser"), a [description of type of entity] duly organized and existing under the laws of the [State of _______] [United States], on behalf of which he makes this affidavit.

          2.    That the Purchaser's Taxpayer Identification Number is [      ].

          3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5),of the Internal Revenue Code of 1986, as amended (the "Code"), or an ERISA Prohibited Holder, and will not be a "disqualified organization" or an ERISA Prohibited Holder, as of [date of transfer], and that the Purchaser is not acquiring Nations Mortgage Securities Corporation Mortgage Pass-Through Certificates, Series 199_-_, Class A-R Certificate (the "Class A-R Certificate") for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code
Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from taxation under the Code unless such organization is subject to the tax on unrelated business income imposed by Code Section 511. For these purposes, an "ERISA Prohibited Holder" means an employee benefit plan subject to the fiduciary provisions of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") and/or Code Section 4975 or any governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") or a Person acting on behalf of or investing the assets of such a Plan.

          4. That the Purchaser historically has paid its debts as they have come due and intends to pay its debts as they come due in the future and the Purchaser intends to pay taxes associated with holding the Class A-R Certificate as they become due.

          5. That the Purchaser understands that it may incur tax liabilities with respect to the Class A-R Certificate in excess of cash flows generated by the Class A-R Certificate.

          6. That the Purchaser will not transfer the Class A-R Certificate to any person or entity from which the Purchaser has not received an affidavit substantially in the form of this affidavit and as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, 4 or 7 hereof are not satisfied or that the Purchaser has reason to know does not satisfy the requirements set forth in paragraph 4 hereof.

          7. That the Purchaser (i) is a U.S. Person or (ii) is a person other than a U.S. Person (a "Non-U.S. Person") that holds the Class A-R Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class A-R Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class A-R Certificate will not be disregarded for federal income tax purposes. "U.S. Person" means a citizen or resident of the United States, a corporation, partnership (except to the extent provided in applicable Treasury regulations) or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to U.S. federal income tax regardless of the source of its income or a trust if (i) for taxable years beginning after December 31, 1996 (or ending after August 20, 1996, if the trustee has made an applicable election), a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust, or (ii) for all taxable years, such trust is subject to U.S. federal income tax regardless of the source of its income (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons.

          8. That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of the Class A-R Certificate to such a "disqualified organization," an agent thereof, an ERISA Prohibited Holder or a person that does not satisfy the requirements of paragraph 4, paragraph 5 and paragraph 7 hereof.

          9. That the Purchaser consents to the designation of the Servicer as its agent to act as "tax matters person" of the REMIC pursuant to Section 3.01 of the Pooling and Servicing Agreement, and if such designation is not permitted by the Code and applicable law, to act as tax matters person if requested to do so.

          IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this ___ day of __________, 19 __.


                                        [NAME OF PURCHASER]


                                        By:__________________________
                                           [Name of Officer]
                                           [Title of Officer]

          Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer], of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

          Subscribed and sworn before me this __ day of __________, 19 __.

_____________________________
NOTARY PUBLIC

COUNTY OF____________________

STATE OF_____________________

My commission expires the __ day of __________, 19__.

                                   EXHIBIT I

               [Letter from Transferor of Class A-R Certificate]

                                     [Date]

[Name and Address of Trustee]


          Re:  Nations Mortgage Securities Corporation
               Mortgage Pass-Through Certificates,
               Series 199  -  , Class A-R
               -----------------------------------------

Ladies and Gentlemen:

          [Transferor] has reviewed the attached affidavit of [Transferee], and has no actual knowledge that such affidavit is not true and has no reason to know that the information contained in paragraph 4 thereof is not true.

                                   Very truly yours,

                                   [Transferor]


                                   ______________________

                                   EXHIBIT J


                    NATIONS MORTGAGE SECURITIES CORPORATION


                      MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 199_-_
                  CLASS [A-PO] [B-3] [B-4] [B-5] CERTIFICATES

                              TRANSFEREE'S LETTER
                              -------------------

                                    [Date]

[Name and Address of Trustee]





Nations Mortgage Securities Corporation
[Address]


          The undersigned (the "Purchaser") proposes to purchase Nations Mortgage Securities Corporation Mortgage Pass-Through Certificates, Series 199__, Class [A-PO] [B-3] [B-4] [B-5] Certificates (the "Class [A-PO] [B-3] [B-4] [B-5] Certificates") in the principal amount of $___________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

          Section 1.  Definitions.  Each capitalized term used herein and not
                      -----------
otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of _____________, 199_ (the "Pooling and Servicing Agreement") among Nations Mortgage Securities Corporation, as seller ("NMSC"), NationsBanc Mortgage Corporation, as servicer (the "Servicer") and _____________________, as trustee (the "Trustee"), of Nations Mortgage Securities Corporation Mortgage Pass-Through Certificates, Series 199__.

          Section 2.  Representations and Warranties of the Purchaser.  In
                      -----------------------------------------------
connection with the proposed transfer, the Purchaser represents and warrants to NMSC and the Trustee that:

          (a) The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Purchaser is organized, is authorized to invest in the Class [A-PO] [B-3] [B-4] [B-5] Certificates, and to enter into this Agreement, and duly executed and delivered this Agreement.

          (b) The Purchaser is acquiring the Class [A-PO] [B-3] [B-4] [B-5] Certificates for its own account as principal and not with a view to the distribution thereof, in whole or in part.

          [(c) The Purchaser has knowledge of financial and business matters and is capable of evaluating the merits and risks of an investment in the Class [A-PO] [B-3] [B-4] [B-5] Certificates; the Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Purchaser is able to bear the economic risk of an investment in the Class [A-PO] [B-3] [B-4] [B-5] Certificates and can afford a complete loss of such investment.]

          [(c) The Purchaser is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act.]

          (d) The Purchaser confirms that (a) it has received and reviewed a copy of the Private Placement Memorandum dated _____________, 199_, relating to the Class [A-PO] [B-3] [B-4] [B-5] Certificates and reviewed, to the extent it deemed appropriate, the documents attached thereto or incorporated by reference therein, (b) it has had the opportunity to ask questions of, and receive answers from NMSC concerning the Class [A-PO] [B-3] [B-4] [B-5] Certificates and all matters relating thereto, and obtain any additional information (including documents) relevant to its decision to purchase the Class [A-PO] [B-3] [B-4] [B-5] Certificates that NMSC possesses or can possess without unreasonable effort or expense and (c) it has undertaken its own independent analysis of the investment in the Class [A-PO] [B-3] [B-4] [B-5] Certificates. The Purchaser will not use or disclose any information it receives in connection with its purchase of the Class [A-PO] [B-3] [B-4] [B-5] Certificates other than in connection with a subsequent sale of Class [A-PO] [B-3] [B-4] [B-5] Certificates.

          (e) Either (i) the Purchaser is not an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or any governmental plan, as defined in Section 3(32) of ERISA subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), an agent acting on behalf of a Plan, or a person utilizing the assets of a Plan or (ii) [for Class B-3, B-4 or B-5 Certificates only] if the Purchaser is an insurance company, the source of funds used to purchase the Class B Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12,

     1995) and there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization, exceed 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition or (iii) the Purchaser has provided (a) a "Benefit Plan Opinion" satisfactory to NMSC and the Trustee of the Trust Estate and (b) such other opinions of counsel, officers' certificates or agreements as NMSC or the Trustee may have requested. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not (a) cause the assets of the Trust Estate to be regarded as "plan assets" and subject to the fiduciary responsibility provisions of ERISA or the prohibited transaction provisions of the Code or Similar Law, (b) give rise to a fiduciary duty under ERISA,
     Section 4975 of the Code or Similar Law on the part of NMSC, the Servicer or the Trustee with respect to any Plan or (c) constitute a prohibited transaction under ERISA or Section 4975 of the Code or Similar Law.

          (f) If the Purchaser is a depository institution subject to the jurisdiction of the Office of the Comptroller of the Currency ("OCC"), the Board of Governors of the Federal Reserve System ("FRB"), the Federal Deposit Insurance Corporation ("FDIC"), the Office of Thrift Supervision ("OTS") or the National Credit Union Administration ("NCUA"), the Purchaser has reviewed the "Supervisory Policy Statement on Securities Activities" dated January 28, 1992 of the Federal Financial Institutions Examination Council and the April 15, 1994 Interim Revision thereto as adopted by the OCC, FRB, FDIC, OTS and NCUA (with modifications as applicable), as appropriate, other applicable investment authority, rules, supervisory policies and guidelines of these agencies and, to the extent appropriate, state banking authorities and has concluded that its purchase of the Class [A-PO] [B-3] [B-4] [B-5] Certificates is in compliance therewith.

          Section 3.  Transfer of Class [A-PO] [B-3] [B-4] [B-5] Certificates.
                      -------------------------------------------------------

          (a) The Purchaser understands that the Class [A-PO] [B-3] [B-4] [B-5] Certificates have not been registered under the Securities Act of 1933 (the "Act") or any state securities laws and that no transfer may be made unless the Class [A-PO] [B-3] [B-4] [B-5] Certificates are registered under the Act and applicable state law or unless an exemption from registration is available. The Purchaser further understands that neither NMSC nor the Trustee is under any obligation to register the Class [A-PO] [B-3] [B-4] [B-5] Certificates or make an exemption available. In the event that such a transfer is to be made in reliance upon an exemption from the Act or applicable state securities laws, (i) the Trustee shall require, in order to assure compliance with such laws, that the Certificateholder's prospective transferee certify to NMSC and the Trustee as to the factual basis for the registration or qualification exemption relied upon, and (ii) unless the transferee is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act, the Trustee or NMSC may, if such transfer is made within three years from the Closing Date, require an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and state securities laws, which Opinion of Counsel shall not be an expense of the Trustee or NMSC. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and NMSC against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          (b) No transfer of a Class [A-PO] [B-3] [B-4] [B-5] Certificate shall be made unless the transferee provides NMSC and the Trustee with a Transferee's Letter, substantially in the form of this Agreement.

          (c) The Purchaser acknowledges that its Class [A-PO] [B-3] [B-4] [B-5] Certificates bear a legend setting forth the applicable restrictions on transfer.

          IN WITNESS WHEREOF, the undersigned has caused this Agreement to the validly executed by its duly authorized representative as of the day and the year first above written.

                                   [PURCHASER]

                                   By:  _____________________________

                                   Its: _____________________________

                                   EXHIBIT K


                    NATIONS MORTGAGE SECURITIES CORPORATION


                      MORTGAGE PASS-THROUGH CERTIFICATES

                                 SERIES 199_

                        CLASS [B-1] [B-2] CERTIFICATES

                              TRANSFEREE'S LETTER
                              -------------------

                             __________ __, _____

[Name and Address of Trustee]

Nations Mortgage Securities Corporation

[Address]


          The undersigned (the "Purchaser") proposes to purchase Nations Mortgage Securities Corporation Mortgage Pass-Through Certificates, Series 199- , Class [B-1] [B-2] Certificates (the "Class [B-1] [B-2] Certificates") in the principal amount of $___________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

          Section 1.  Definitions.  Each capitalized term used herein and not
                      -----------
otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of _____________, 199_ (the "Pooling and Servicing Agreement") among Nations Mortgage Securities Corporation, as seller ("NMSC"), NationsBanc Mortgage Corporation, as servicer (the "Servicer") and _____________________, as trustee (the "Trustee"), of Nations Mortgage Securities Corporation Mortgage Pass-Through Certificates, Series 199-.

          Section 2.  Representations and Warranties of the Purchaser.  In
                      -----------------------------------------------
connection with the proposed transfer, the Purchaser represents and warrants to NMSC and the Trustee that:

          Either (i) the Purchaser is not an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or a governmental plan, as defined in Section 3(32) of ERISA subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), an agent acting on behalf of a Plan, or a person utilizing the assets of a Plan or (ii) if the Purchaser is an insurance company, the source of funds used to purchase the Class [B-1] [B-2] Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995) and there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization, exceed 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition or (iii) the Purchaser has provided (a) a "Benefit Plan Opinion" satisfactory to NMSC and the Trustee of the Trust Estate and (b) such other opinions of counsel, officers' certificates or agreements as NMSC or the Trustee may have requested. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not cause the assets of the Trust Estate to be regarded as "plan assets" and subject to the prohibited transaction provisions of ERISA, the prohibited transaction provisions of the Code or Similar Law, and will not subject the Trustee, NMSC or the Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement (including any liability for civil penalties or excise taxes imposed pursuant to ERISA, Section 4975 of the Code or Similar Law).

          IN WITNESS WHEREOF, the undersigned has caused this Agreement to the validly executed by its duly authorized representative as of the day and the year first above written.

                              [PURCHASER]

                              By:  _____________________________

                              Its: _____________________________

                                   [Reserved]

                                   EXHIBIT L

                                  [RESERVED]

                                   EXHIBIT M

           [FORM OF SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT]
           ---------------------------------------------------------

          This SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT (the "Agreement") is made and entered into as of ______________________, between NationsBanc Mortgage Corporation (the "Company") and ______________________(the "Purchaser").

                             PRELIMINARY STATEMENT
                             ---------------------

          The ____________________ is the holder of (or intends to purchase) the entire interest in Mortgage Pass-Through Certificates, Series _____, Class _____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of _______________ among Nations Mortgage Securities Corporation, as Seller, NationsBanc Mortgage Corporation, as Servicer, and _____________________, as Trustee.

          _____________________ intends to resell all of the Class B Certificates directly to the Purchaser on or promptly after the date hereof.

          In connection with such sale, the parties hereto have agreed that the Servicer will engage in certain special servicing procedures relating to foreclosures for the benefit of the Purchaser, and that the Purchaser will deposit funds in a collateral fund to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

          In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Company and the Purchaser:

                                   ARTICLE I
                                   ---------

                                  DEFINITIONS
                                  -----------

          Section 1.01  Defined Terms
                        -------------

          Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

          Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a
          ------------
day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

          Collateral Fund: The fund established and maintained pursuant to
          ---------------
Section 3.01 hereof.

          Collateral Fund Permitted Investments: Either (i) obligations of, or
          -------------------------------------
obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) a money market fund rated in the highest rating category by a nationally recognized rating agency selected by the Company, (iii) cash, (iv) mortgage pass-through certificates issued or guaranteed by Government National Mortgage Association, FNMA or FHLMC,
(v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date), the issuer of which may be an affiliate of the Company, having at the time of such investment a rating of at least A-1 by Standard and Poor's Ratings Group ("S&P") or at least P-1 by Moody's Investors Service, Inc. ("Moody's") or (vi) demand and time deposits in, certificates of deposit of, any depository institution or trust company (which may be an affiliate of the Company) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment either (x) the long-term debt obligations of such depository institution or trust company have a rating of at least Aa2 by Moody's or AA by S&P or (y) the certificate of deposit or other unsecured short-term debt obligations of such depository institution or trust company have a rating of at least P-1 by Moody's or A-1 by S&P and, for each of the preceding clauses (i), (iv), (v) and (vi), the maturity thereof shall be not later than the earlier to occur of (A) 30 days from the date of the related investment and
(B) the next succeeding Distribution Date as defined in the related Pooling and Servicing Agreements.

          Commencement of Foreclosure: The first official action required under
          ---------------------------
local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, posting, the publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in

(i) or (ii) above, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

          Current Appraisal: With respect to any Mortgage Loan as to which the
          -----------------
Purchaser has made an Election to Delay Foreclosure, an appraisal of the related Mortgaged Property obtained by the Purchaser at its own expense from an independent appraiser (which shall not be an affiliate of the Purchaser) acceptable to the Company as nearly contemporaneously as practicable to the time of the Purchaser's election, prepared based on the Company's customary requirements for such appraisals.

          Election to Delay Foreclosure: Any election by the Purchaser to delay
          -----------------------------
the Commencement of Foreclosure, made in accordance with Section 2.02(b).

          Election to Foreclose: Any election by the Purchaser to proceed with
          ---------------------
the Commencement of Foreclosure, made in accordance with Section 2.03(a).

          Monthly Advances: Principal and interest advances and servicing
          ----------------
advances including costs and expenses of foreclosure.

          Required Collateral Fund Balance: As of any date of determination, an
          --------------------------------
amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustment for all withdrawals and deposits pursuant to Section 2.02 (e)) and Section 2.03(b) (after adjustment for all withdrawals and deposits pursuant to Section 2.03(e)) and Section 3.02 to be reduced by all withdrawals therefrom pursuant to Section 2.02(g) and Section 2.03(d).

          Section 1.02  Definitions Incorporated by Reference
                        -------------------------------------

          All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreement.

                                  ARTICLE II

                         SPECIAL SERVICING PROCEDURES

          Section 2.01  Reports and Notices
                        -------------------

          (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Company as Servicer shall provide to the Purchaser the following notices and reports:

          (i) Within five Business Days after each Distribution Date (or included in or with the monthly statements to Certificateholders pursuant to the Pooling and Servicing Agreement), the Servicer, shall provide to the Purchaser a report, using the same methodology and calculations in its standard servicing reports, indicating for the Trust Estate the number of Mortgage Loans that are (A) thirty days, (B) sixty days, (C) ninety days or more delinquent or (D) in foreclosure, and indicating for each such Mortgage Loan the loan number and outstanding principal balance.

          (ii) Prior to the Commencement of Foreclosure in connection with any Mortgage Loan, the Servicer shall provide the Purchaser with a notice (sent by telecopier) of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under the Mortgage Loan. Such notice may be provided to the Purchaser in the form of a copy of a referral letter from the Servicer to an attorney requesting the institution of foreclosure.

          (b) If requested by the Purchaser, the Servicer shall make its servicing personnel available (during their normal business hours) to respond to reasonable inquiries, by phone or in writing by facsimile, electronic, or overnight mail transmission, by the Purchaser in connection with any Mortgage Loan identified in a report under subsection (a) (i) (B), (a) (i) (C), (a) (i)
(D), or (a) (ii) which has been given to the Purchaser; provided, that (1) the Company shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential and (2) the Company shall respond within five Business Days orally or in writing by facsimile transmission.

          (c) In addition to the foregoing, the Company shall provide to the Purchaser such information as the Purchaser may reasonably request provided, however, that such information is consistent with normal reporting practices, concerning each Mortgage Loan that is at least ninety days delinquent and each Mortgage Loan which has become real estate owned, through the final liquidation thereof; provided, that the Company shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential provided, however, that the Purchaser will reimburse the Company for any out of pocket expenses.

          Section 2.02  Purchaser's Election to Delay Foreclosure Proceedings
                        -----------------------------------------------------

          (a) The Purchaser shall be deemed to direct the Company that in the event that the Company does not receive written notice of the Purchaser's election pursuant to subsection (b) below within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01 (a) (ii) subject to extension as set forth in Section 2.02(b), the Company may proceed with the Commencement of Foreclosure in respect of such Mortgage Loan in accordance with its normal foreclosure policies without
further notice to the Purchaser.   Any foreclosure that has been initiated may
be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Company) or (ii) if the Company has reached the terms of a forbearance agreement with the borrower. In such latter case, the Company may complete such forbearance agreement unless instructed otherwise by the Purchaser within two Business Days notification.

          (b) In connection with any Mortgage Loan with respect to which a notice under Section 2.01(a)(ii) has been given to the Purchaser, the Purchaser may elect to instruct the Company to delay the Commencement of Foreclosure until such time as the Purchaser determines that the Company may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii). Such 24 hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure; provided, however that the Purchaser will have at least one Business Day to respond to any requested additional information. Any such additional information shall (i) be provided only to the extent it is not confidential in nature and (ii) is obtainable by the Company from existing reports, certificates or statements or otherwise be readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the mortgagor during such period. However, if such servicing activities include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond.

          (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Purchaser shall obtain a Current Appraisal as soon as practicable, but in no event more than 15 business days thereafter, and shall provide the Company with a copy of such Current Appraisal.

          (d) Within two Business Days of making any Election to Delay Foreclosure, the Purchaser shall remit by wire transfer to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to the sum of (i) 125% of the greater of the unpaid principal balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subsection (c) above (or, if such Current Appraisal has not yet been obtained, the Company's estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining such Current Appraisal), and (ii) three months' interest on the

Mortgage Loan at the applicable Mortgage Interest Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), within two Business Days the Purchaser shall remit by wire transfer in advance to the Company for deposit in the Collateral Fund the amount of each additional month's interest, as calculated by the Company, equal to interest on the Mortgage Loan at the applicable Mortgage Interest Rate for the Excess Period. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit any of the above amounts relating to the Mortgage Loan within two Business Days of the Election to Delay Foreclosure or within two Business Days of the commencement of the Excess Period subject to
Section 3.01.

          (e) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company may withdraw from the Collateral Fund from time to time amounts necessary to reimburse the Company for all related Monthly Advances and Liquidation Expenses thereafter made by the Company as Servicer in accordance with the Pooling and Servicing Agreement. To the extent that the amount of any such Liquidation Expenses is determined by the Company based on estimated costs, and the actual costs are subsequently determined to be higher, the Company may withdraw the additional amount from the Collateral Fund. In the event that the Mortgage Loan is brought current by the mortgagor and the foreclosure action is discontinued, the amounts so withdrawn from the Collateral Fund shall be redeposited therein and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement as of the date hereof, applicable law or the related mortgage note. Except as provided in the preceding sentence, amounts withdrawn from the Collateral Fund to cover Monthly Advances and Liquidation Expenses shall not be redeposited therein or otherwise reimbursed to the Purchaser. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this subsection) shall be released to the Purchaser.

          (f) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when the Purchaser shall notify the Servicer that it believes that it is appropriate to do so, the Servicer may proceed with the Commencement of Foreclosure. In any event, if the Mortgage Loan is not brought current by the mortgagor by the time the loan becomes 6 months delinquent, the Purchaser's election shall no longer be effective and at the Purchaser's option, either (i) the Purchaser shall purchase the Mortgage Loan from the related Trust Estate at a purchase price equal to the fair market value as shown on the Current Appraisal, to be paid by
(x) applying any balance in the Collateral Fund to such purchase price, and (y) to the extent of any deficiency, by wire transfer of immediately available funds from the Purchaser to the Company for deposit in the related Certificate Account or Lower-Tier Certificate Account as applicable; or (ii) the Servicer may proceed with the Commencement of Foreclosure.

          (g) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay Foreclosure and as to which the Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (f) above, the Company shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subsection (c) exceeds the actual sales price obtained for the related Mortgaged Property (net of Liquidation Expenses and accrued interest related to the extended foreclosure period), and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser

          Section 2.03  Purchaser's Election to Commence Foreclosure Proceedings
                        --------------------------------------------------------

          (a) In connection with any Mortgage Loan identified in a report under
Section 2.01(a)(i)(B), the Purchaser may elect to instruct the Company to proceed with the Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by the Company by 5:00 p.m., New York City time, on the third Business Day following the delivery of such report under Section 2.01(a)(i).

          (b) Within two Business Days of making any Election to Foreclose, the Purchaser shall remit to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to 125% of the current unpaid principal balance of the Mortgage Loan and three months interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement as of the date hereof, applicable law or the related mortgage note. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of the Election to Foreclose subject to Section 3.01.

          (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Foreclose, the Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than Commencement of Foreclosure as provided herein). In connection therewith, the Company shall have the same rights to make withdrawals for Monthly Advances and Liquidations Expenses from the Collateral Fund as are provided under Section 2.02(e), and the Company shall make reimbursements thereto to the limited extent provided under such subsection in accordance with its customary procedures. The Company shall not be required to proceed with the Commencement of Foreclosure if
(i) the same is stayed as a result of the mortgagor's bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with, or (ii) the Company believes there is a breach of representations or warranties by the Company or Seller, which may result in a repurchase or substitution of such Mortgage Loan, or (iii) the Company reasonably believes the Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances (and, without limiting the Company's right not to proceed with the Commencement of Foreclosure, the Company supplies the Purchaser with information supporting such belief). Any foreclosure that has been initiated may be discontinued (x) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Purchaser) or (y) with notice to the Purchaser if the Company has reached the terms of a forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of such notification. Any such instruction shall be based upon a decision that such forbearance agreement is not in conformity with reasonable servicing practices.

          (d) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Foreclose and as to which the Company proceeded with the Commencement of Foreclosure in accordance with subsection (c) above, the Company shall calculate the amount, if any, by which the unpaid principal balance of the Mortgage Loan at the time of liquidation (plus all unreimbursed interest and servicing advances and Liquidation Expenses in connection therewith other than those paid from the Collateral Fund) exceeds the actual sales price obtained for the related Mortgaged Property, and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund (after adjustment for all withdrawals and deposits pursuant to subsection (c)) in respect of such Mortgage Loan shall be released to the Purchaser.

          Section 2.04  Termination
                        -----------

          (a) With respect to all Mortgage Loans included in the Trust Estate, the Purchaser's right to make any Election to Delay Foreclosure or any Election to Foreclose and the Company's obligations under Section 2.01 shall terminate
(i) at such time as the Principal Balance of the Class B Certificates has been reduced to zero, (ii) if the greater of (x) _____% (or such lower or higher percentage that represents the Company's actual historical loss experience with respect to the Mortgage Loans in the related pool as determined by the Company) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and REO properties or
(y) the aggregate amount that the Company estimates through its normal servicing practices will be required to be withdrawn from the Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclosure, exceeds (z) the then-current principal balance of the Class B Certificates, (iii) upon any transfer by the Purchaser of any interest (other than the minority interest therein, but only if the transferee provides written acknowledgment to the Company of the Purchaser's right hereunder and that such transferee will have no rights hereunder) in the Class B Certificates

(whether or not such transfer is registered under the Trust Agreement), including any such transfer in connection with a termination of the Trust Estate or (iv) any breach of the terms of this Agreement by the Purchaser.

          (b) Except as set forth in 2.04(a), this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Company hereunder shall terminate upon the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in the Collateral Fund as provided herein and (ii) ten Business Days' notice. The Purchaser's right to make an election pursuant to Section 2.02 or
Section 2.03 hereof with respect to a particular Mortgage Loan shall terminate if the Purchaser fails to make any deposit required pursuant to Section 2.02(d) or 2.03(b) or if the Purchaser fails to make any other deposit to the Collateral Fund pursuant to this Agreement.

                                  ARTICLE III

                      COLLATERAL FUND; SECURITY INTEREST

          Section 3.01.  Collateral Fund
                         ---------------

          Upon receipt from the Purchaser of the initial amount required to be deposited in the Collateral Fund pursuant to Article II, the Company shall establish and maintain with _____________________ as a segregated account on its books and records an account (the "Collateral Fund"), entitled _____________________, as Servicer, for the benefit of registered holders of Mortgage Pass-Through Certificates, Series ________. Amounts held in the Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority security interest granted hereunder for the benefit of the Certificateholders, until withdrawn from the Collateral Fund pursuant to Section
2.02 or 2.03 hereof.

          Upon the termination of this Agreement and the liquidation of all Mortgage Loans as to which the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose pursuant to Section 2.04 hereof, the Company shall distribute to the Purchaser all amounts remaining in the Collateral Fund (after adjustment for all deposits and permitted withdrawals pursuant to this Agreement) together with any investment earnings thereon. In the event the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose, prior to any distribution to the Purchaser of all amounts remaining in the Collateral Fund, funds in the Collateral Fund shall be applied consistent with the terms of this Agreement.

          Section 3.02.  Collateral Fund Permitted Investments.
                         --------------------------------------

          The Company shall, at the written direction of the Purchaser, invest the funds in the Collateral Fund in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently than quarterly. In the absence of any direction, the Company shall select such investments in accordance with the definition of Collateral Fund Permitted Investments in its discretion.

          All income and gain realized from any investment as well as any interest earned on deposits in the Collateral Fund (net of any losses on such investments) and any payments of principal made in respect of any Collateral Fund Permitted Investment shall be deposited in the Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be deposited by the Purchaser in the Collateral Fund promptly upon realization. The Company shall periodically (but not more frequently than monthly) distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefore in the Collateral Fund, equal to the amount by which the balance of the Collateral Fund, after giving effect to all other distributions to be made from the Collateral Fund on such date, exceeds the Required Collateral Fund Balance. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

          Section 3.03.  Grant of Security Interest
                         --------------------------

          The Purchaser hereby grants to the Company for the benefit of the Certificateholders under the Pooling and Servicing Agreement a security interest in and lien on all of the Purchaser's right, title and interest, whether now owned or hereafter acquired, in and to: (1) the Collateral Fund, (2) all amounts deposited in the Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary conversion thereof (all of the foregoing collectively, the "Collateral").

          The Purchaser acknowledges the lien on the security interest in the Collateral for the benefit of the Certificateholders. The Purchaser shall take all actions requested by the Company as may be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to the Company for filing of appropriate financing statements in accordance with applicable law. The Company shall file appropriate continuation statements, or appoint an agent on its behalf to file such statements, in accordance with applicable law.

          Section 3.04.  Collateral Shortfalls.
                         ----------------------

          In the event that amounts on deposit in the Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the Company is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to the Company immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser. The failure to pay such amounts within two Business Days of such demand (except for amounts to cover interest on a Mortgage Loan pursuant to Sections 2.02(d) and 2.03 (b)) shall cause an immediate termination of the Purchaser's right to make any Election to Delay Foreclosure or Election to Foreclose and the Company's obligations under this Agreement with respect to all Mortgage Loans to which such insufficiencies relate, without the necessity of any further notice or demand on the part of the Company.

                                  ARTICLE IV

                           MISCELLANEOUS PROVISIONS

          Section 4.01.  Amendment.
                         ----------

          This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser.

          Section 4.02.  Counterparts.
                         -------------

          This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          Section 4.03.  Governing Law.
                         --------------

          This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          Section 4.04.  Notices.
                         --------

          All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to:

          (a)  in the case of the Company,

                    NationsBanc Mortgage Corporation



                    Attention:

                    Phone:

                    Fax

          (b)  in the case of the Purchaser,


                    Attention: Counsel

          Section 4.05.  Severability of Provisions.
                         --------------------------

          If any one or more of the covenants, agreements, provision or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

          Section 4.06.  Successors and Assigns.
                         ----------------------

          The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Company.

          Section 4.07.  Article and Section Headings.
                         ----------------------------

          The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          Section 4.08.  Confidentiality.
                         ---------------

          The Purchaser agrees that all information supplied by or on behalf of the Company pursuant to Sections 2.01 or 2.02, including individual account information, is the property of the Company and the Purchaser agrees to hold such information confidential and not to disclose such information.

          Each party hereto agrees that neither it, nor any officer, director, employee, affiliate or independent contractor acting at such party's direction will disclose the terms of Section 4.09 of this Agreement to any person or entity other than such party's legal counsel except pursuant to a final, non-appealable order of court, the pendency of such order the other party will have received notice of at least five business days prior to the date thereof, or pursuant to the other party's prior express written consent.

          Section 4.09.  Indemnification
                         ---------------

          The Purchaser agrees to indemnify and hold harmless the Company and the servicer and each person who controls the Company or the Servicer and each of their respective officers, directors, affiliates and agents acting at the Company's or the servicer's direction (the "indemnified parties") against any and all losses, claims, damages or liabilities to which they may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, actions taken by, or actions not taken by, the Company, the Servicer, or on their behalf, in accordance with the provisions of this Agreement and (i) which actions conflict with the Company's or the Servicer's obligations under the Pooling and Servicing Agreement, or (ii) give rise to securities law liability under federal or state securities laws with respect to the Certificates. The Purchaser hereby agrees to reimburse the Indemnified Parties for the reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnification obligations of the Purchaser hereunder shall survive the termination or expiration of this Agreement.

          IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                              NationsBanc Mortgage Services Corporation

                              By:_________________________________
                              Name:_______________________________
                              Title:______________________________


                              ____________________________________


                              By:_________________________________
                              Name:_______________________________
                              Title:______________________________

                                     M-15